UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05601

SEI Institutional International Trust

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1.	Reports to Stockholders.

September 30, 2020

ANNUAL REPORT

SEI Institutional International Trust

International Equity Fund
Emerging Markets Equity Fund
International Fixed Income Fund
Emerging Markets Debt Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2020 (Unaudited)

To Our Shareholders:

The fiscal year ending September 30, 2020, began with strong returns in the equity markets over the final months of 2019. After hitting all-time highs in February, concerns about the international spread of a novel coronavirus (COVID-19) dominated investor concerns, and by the end of March most equity indexes had fallen into bear-market territory. Plans to reopen economic activity and developments in the race for COVID-19 treatments encouraged investors in April and May; global financial markets rallied sharply amid renewed “risk-on” sentiment, with U.S. equity markets eclipsing their pre-pandemic peaks before the end of the fiscal year. Despite tension around a U.S.-China trade deal and ongoing Brexit concerns in late 2019, the lingering effects of COVID-19 demanded plenty of attention from investors.

The Federal Reserve (Fed) cut interest rates three times prior to March. Two off-cycle moves in February brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

Christine Lagarde succeeded Mario Draghi as European Central Bank (ECB) President in November. The ECB restarted its asset-purchase program in November with a monthly pace of €20 billion and stated it intends to continue to fully reinvest the principal payments from maturing securities purchased under the program. In response to COVID-19, the ECB announced a new quantitative easing (QE) package in March—the Pandemic Emergency Purchase Programme
— amounting to €750 billion, which should bring total QE-related asset purchases to more than €1.3 trillion in 2020.

The Japanese yen, typically viewed as a safe-haven asset in “risk-off” environments, finished the period 2.5% higher against the U.S. dollar, while the Bank of Japan indicated it would continue a negative rate policy through 2023. The Chinese yuan finished the fiscal year up 5.3%; the currency rebounded from an 11-year low reached before the start of the fiscal year after a U.S.-China phase-one trade agreement was signed.

West Texas Intermediate crude-oil prices stayed mostly range-bound over the first quarter of the reporting period. From January onward, the commodity became a victim of an oil-production impasse between Saudi Arabia and Russia and travel restrictions that sapped usage due to the coronavirus pandemic. Between the high price toward the end of 2019 and the April lows, crude-oil prices fell over 80%. Record supply cuts and a pickup in global fuel demand toward the end of the reporting period helped drive a partial price recovery, and oil finished down over 25% for the 12-month period.

Geopolitical events

Market volatility accelerated in the first quarter of 2020 following concerns about COVID-19 and its eventual economic effect: as the outbreak spread from China to other countries, governments issued stay-at-home orders and initiated widespread lockdowns. Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential halt to global economic activity. The official daily infection rate continued to trend generally higher, with over 33 million cases worldwide at the end of September, while in the U.S., the total recorded number of COVID-19-related deaths surpassed 200,000 by the end of September—out of about 1,000,000 total worldwide. Nevertheless, markets remained generally optimistic over the last half of the reporting period as forward-looking investors attempted to spot sources of encouragement.

At least 68 countries and territories postponed elections between February 21 and July 26, also citing concerns about COVID-19 containment, according to the Wall Street Journal; at least 49 countries and territories committed to holding their elections as scheduled. The U.S. presidential election cycle formally progressed to its final phase before Election Day, as President Donald Trump accepted the Republican Party’s nomination and former Vice President Joe Biden accepted the Democratic Party’s nomination at their respective quadrennial conventions during August. The U.S. general election will proceed in early November.

The United States-Mexico-Canada trade agreement was ratified by all three countries in December and officially replaced the North American Free Trade Agreement on July 1. The Trump administration announced in September that it would not pursue a 10% tariff on U.S. imports of Canadian aluminum previously announced in August, as trade is now expected to normalize in the coming months following high import levels earlier in 2020. President Trump

SEI Institutional International Trust / Annual Report / September 30, 2020	1

LETTER TO SHAREHOLDERS (Continued)

September 30, 2020 (Unaudited)

and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted U.S.-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

China and the U.S. formalized a “phase one” trade deal in mid-January that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors. The tense U.S.-China relationship was stressed in May by a U.S. push for more transparency in the ownership of U.S.-listed Chinese companies and the U.S. government’s barring of certain Chinese securities from its retirement plans.

Under Boris Johnson, the UK’s Conservative Party consolidated its power in a mid-December election—winning a majority of seats in the House of Commons and gaining approval for Prime Minister Boris Johnson’s EU departure deal. The country officially left the EU at the end of January 2020, giving way to an 11-month transition period to negotiate terms of the future U.K.-EU relationship. Johnson emerged from his personal battle with COVID-19 in April, having been hospitalized in intensive care and temporarily deputizing Foreign Secretary Dominic Raab to fulfill his role while incapacitated.

Japan’s ruling Liberal Democratic Party selected Yoshihide Suga to succeed Prime Minister Shinzo Abe, who resigned in August due to health issues. Elsewhere in Asia, China-Taiwan tensions flared in September after a high-level U.S. government official’s visit to Taiwan; China was angered by what it saw as one of its territories assuming sovereignty by inappropriately conducting international diplomacy. Chinese planes made a show of force to coincide with the visit, prompting Taiwan to quickly mobilize its military jets. The island’s government had previously condemned nearby Chinese military drills as provocations. In Beijing, a military spokesman accused Taiwan’s ruling Democratic Progressive Party of “collusion” with the U.S., and said the U.S. is trying to “use Taiwan to control China.”

Economic performance

U.S. gross domestic product (GDP) grew 2.1% in the fourth quarter of 2019, driven by an increase in net trade but weakened by a sharp slowdown in consumer spending. The economy saw a decline of 5.0% in the first quarter of 2020, the largest drop since the global financial crisis, but reflected just two weeks of lockdowns that began across the country in March. The economy contracted by a worst-ever 31.4% in the second quarter, falling in all 50 states. The abrupt halt to the 10-year economic expansion came amid mandated lockdowns throughout most of the country.

The U.S. unemployment rate touched a 50-year low of 3.5% during the fiscal year before jumping as high as 14.7% in April and settling at 7.9% in the final reading; the number of Americans filing for initial unemployment benefits hit record numbers as many non-essential businesses were forced to close in the wake of the pandemic. The labor-force participation rate ended at 61.4%, down from 63.2% a year earlier. Average hourly earnings gained 4.7% over the fiscal year, as the increase in unemployment tended to hit lower-wage workers hardest.

Broad economic activity in the eurozone slowed to its weakest pace since records began in 1995 during the first quarter of 2020; the 13.6% annualized decline wiped away three years of growth in the area. The region officially fell into recession after a 40.3% contraction in the second quarter and far exceeded that in the U.S. as measures imposed to limit the spread of COVID-19 reflected the closing of everything from restaurants to factories. The magnitude and speed of the contraction solidified the case for continued accommodative policy by the ECB for some time.

The Bank of England’s Monetary Policy Committee cut its Bank Rate to 0.1% in March, the lowest in the 325-year history of its lending rate, during the fiscal year. It also announced a £200 billion asset-purchase program, mostly of government bonds, to be conducted at a monthly pace that will eclipse previous rounds of QE. Additionally, it launched a so-called funding-for-lending scheme to spur banks to lend to small- and medium-sized enterprises, as well as a commercial paper facility with no cap limit, both to be financed by central-bank reserves. Following its mid-June meeting, the central bank announced that it would expand its stock of asset purchases to £745 billion. The U.K.

2	SEI Institutional International Trust / Annual Report / September 30, 2020

economy shrank a record 19.8% seasonally-adjusted at annual rates through the second quarter of 2020; while the decline was less severe than originally thought, it was also the largest since records have been kept.

Japanese GDP contracted 7.2% in seasonally-adjusted annualized terms in the fourth quarter of 2019 as the country’s sales tax hike weakened consumer and business spending; an additional 2.2% decline in the first quarter of 2020 confirmed that Japan had fallen into recession for the first time in over four years. Japan’s economy contracted 28.1% in the second quarter as capital expenditures were hit hard by the pandemic. The Bank of Japan expanded monetary stimulus as pandemic pain worsened late in the period. Meanwhile, GDP in China shrank by 6.8% year-on-year and seasonally-adjusted in the first quarter of 2020, its worst pace in several decades, as consumer spending, exports and fixed-asset investments all were affected by the lockdowns in January and early February; a 3.2% gain in the second quarter came as restrictions eased and the country rolled out stimulus measures intended to aid the economy.

Market developments

The S&P 500 Index finished the fiscal year up 15.15%, despite falling over 30% from its peak on February 19, 2020, to the trough on March 23. Prior to the coronavirus onset, investors enjoyed the continuation of the modest U.S. economic expansion, reasonably strong corporate profitability and accommodative Fed monetary policy. Over the full reporting period, mega-cap stocks, a narrow group of companies with unusually large weights in the broad equity index, outperformed, and growth companies in the information technology sector generally led, while many value stocks underperformed. Commodity-sensitive stocks, particularly those within the energy sector, lagged the most.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 16.01%; small-cap stocks (Russell 2000 Index) were hit harder in the coronavirus-driven selloff, as investors tended to avoid smaller companies with lesser financial strength, and edged just 0.39% higher over the fiscal year.

Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and COVID-19 grew. The MSCI Europe Index (Net) fell 0.79% in U.S. dollar terms and was 7.33% lower in euros; the euro finished up 6.68% versus the U.S. dollar for the period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, climbed 10.44% in U.S. dollar terms.

Despite a strong rally over the second half of the year, the FTSE UK Series All-Share Index lost 12.30% in U.S. dollar terms over the full reporting period, while it fell 16.59% in sterling.

Emerging-market equities were higher. After gaining 9.56% in the final quarter of the fiscal year, the MSCI Emerging Markets Index (Net) finished the reporting period up 10.54% in U.S. dollar terms. U.S.-China trade news generally drove performance for the first three months; however, a rally after the U.S. and China agreed to a “phase-one” trade deal in January was wiped out until COVID-19 concerns in China began to decelerate.

Global government bonds outperformed global high-yield bonds as the escalation of COVID-19 hit the bond market’s most economically sensitive sectors the hardest. The global high-yield market, as measured by the ICE BofA Global High Yield Constrained Index, was 3.84% higher during the reporting period, while global government bonds, as measured by the Bloomberg Barclays Global Treasury Index, did better and climbed 5.84%.

A continuing theme for U.S. fixed-income markets was the inverted yield curve. The spread between 2-year and 5-year Treasurys yields was inverted early in the reporting period, as was the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year rates was inverted for only the second time in about 12 years during the fiscal year, a signal of impending recession to some market watchers that occurred long before any knowledge of the pandemic. The differential reverted during the period and eventually stayed in positive territory from March onward.

Yields for 10-year U.S. government bonds ended the period down 99 basis points at 0.69%, after hitting an all-time low of 0.54% in March as investors rushed to “safe-haven” securities; 2-year yields declined during the fiscal year to finish down 150 basis points at 0.13%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities (TIPS), were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished down 8.20% over the full one-year period, after an oil-production impasse between Saudi Arabia and Russia created a downdraft in the

SEI Institutional International Trust / Annual Report / September 30, 2020	3

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2020 (Unaudited)

oil market around the same time that demand contracted due to the coronavirus pandemic; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 7.75% higher during the reporting period.

U.S. investment-grade corporate debt was higher; the Bloomberg Barclays US Corporate Investment Grade Index returned 7.90% as investors remained eager to buy higher-yielding securities. U.S. asset- and mortgage-backed securities also managed to rise during the fiscal year.

Coronavirus concerns and the steep drop in global oil prices led to a declining outlook for economic growth in emerging markets; the JP Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, declined 1.45% in U.S. dollar terms. The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EM debt denominated in external currencies (such as the U.S. dollar), managed a 1.29% gain for the fiscal year.

Our view

It has already been an eventful and exhausting year, but we have a sense that the next few months could prove critical to the future course of the global economy and financial markets. Most countries were in V-shaped recovery mode during the third quarter, moving sharply off their low points in May and June. We assume that future lockdowns to contain COVID-19 outbreaks will be far more limited in scope. For developed countries, treatments have improved, vulnerable populations appear to be better-protected, and younger, generally healthier people are accounting for a much larger share of confirmed new cases.

But we doubt there will be a full return to normal economic behavior until safe and effective vaccines are introduced and distributed globally. The news on this score has been positive, and probably is a key reason for the continued buoyancy of equities and other risk assets. According to the World Health Organization, researchers were testing 38 vaccines in clinical trials at the end of September, while 93 more were in pre-clinical testing. Ten vaccines have been approved for large-scale efficacy and safety trials. We think it is realistic to assume that a few different vaccines will be generally available by this time next year, which means that social-distancing measures must still be followed well into 2021 and, most likely, into 2022.

There’s no disputing that U.S. economic activity remains far below normal. Although incomes are now recovering as more people get back to work, the lack of additional income support may drag down consumer spending as we head into the end of the year. Business sentiment appears to have bottomed, but the outlook remains sufficiently uncertain to keep us in a watch-and-wait mode. We would not be surprised to see the official U.S. unemployment rate move up in the months ahead as hard-hit industries eliminate jobs now that government support has run out.

In August, Fed Chairman Jerome Powell officially unveiled a new framework for conducting the central bank’s monetary policy. The Fed has decided to see how low the U.S. unemployment rate can get before it causes the inflation rate to exceed the 2% mark by a meaningful extent.

The FOMC’s own inflation projection does not envision a return to 2% inflation until the end of its forecast window in 2023, so it may be a long time before the federal-funds rate rises.

In our view, all that’s really left in the Fed’s monetary toolbox is quantitative easing, along with the provision of lifeline support to corporations as well as state and local governments through its various credit facilities. Monetization of debt will likely continue until the pandemic crisis is well past and the U.S. unemployment rate approaches its previous lows.

The U.S. presidential election will have a major impact on the economy and financial markets in the months and years ahead. Still, we firmly believe that it would be a mistake to pursue even a short-term investment strategy that necessitates accurately predicting: (1) the election winner; (2) the policies proposed by the newly inaugurated president; (3) the ways in which Congress will modify those proposals throughout the legislative process; or (4) the impact those new laws would have on the economy and financial markets.

Regardless of the election’s outcome, we assume that both candidates would see their platforms tempered before they’re put into practice. There is a high degree of institutional inertia, which is partly deliberate (constitutional checks and balances) and partly happenstance (increasing polarization of opinion in the country tends to favor a draw). While there could be some market volatility plausibly attributed to the election, it is usually best to pay strict attention to the fundamentals and to ignore the politics.

4	SEI Institutional International Trust / Annual Report / September 30, 2020

The U.K. is undergoing its own unique political melodrama, with Prime Minister Boris Johnson facing a rebellion among his own backbenchers and intense criticism from senior Conservatives over his proposal to renege on the withdrawal treaty that would allow Northern Ireland to trade without border restrictions with Ireland and the rest of the EU. The move to abrogate the treaty, if successful, would almost certainly lead to a hard Brexit—a reversion to the World Trade Organization’s most-favored-nation trading rules with the EU. It also could breathe new life into the separatist movement in Northern Ireland itself, not to mention Scotland.

Prime Minister Johnson’s decision reflects his government’s frustration with EU negotiators. There are two main sticking points, one small (EU fishing industry demanding full access to U.K. waters) and one large (EU demanding the UK’s continued adherence to EU strictures on government financial assistance to private-sector businesses).

Obviously, a hard Brexit will not help matters. But the worst impact potentially will be sustained by financial companies and other service- producing entities, since World Trade Organization rules deal mostly with tradable goods. The increase in tariffs, for the most part, will be bearable once border-related issues are worked out. In the meantime, the U.K. and the rest of Europe are facing a second wave of COVID-19 that could turn what’s been a V-shaped recovery into something looking more like a W.

This year’s pandemic and postponement of the summer Olympics proved to be a bitter ending to Japanese Prime Minister Shinzo Abe’s record-breaking term in office. His push to lift Japan out of its deflationary spiral was somewhat successful. Prices mostly stopped declining in the aggregate, but there were few occasions when overall consumer-price inflation rose above 1%. Pandemic pressures have caused a return to outright deflation in recent months.

In our view, it is unlikely that radical changes will be made to the direction of policy under Japan’s new Prime Minister Yoshihide Suga. In the near-term, the priority will be on the response to the coronavirus; fiscal policy will remain quite expansionary. The Bank of Japan will continue to buy most of the government-issued bonds, along with other types of corporate debt and equity, as it has been doing as part of its Quantitative and Qualitative Easing program over the past four years.

The contrast of the big Asian stock markets versus other large emerging-market equities is dramatic. China’s strong gains can be chalked up to its rebound in economic activity. Although travel and other services are still constrained due to lingering concerns about the virus, infrastructure-related spending and manufacturing have experienced an almost-complete recovery to pre-pandemic levels. Investors seem to be unfazed by the deterioration in the US-China economic relationship or by the increasingly fraught diplomatic relations between China and other countries.

Emerging markets are already showing some good news. The price of raw industrials bottomed in early May, and have since enjoyed a sharp move higher. If industrial commodity prices advance in a sustained, multi-year fashion as they have in previous cycles, it’s a good bet that emerging-market corporate profits will also rise sharply.

Our optimism is somewhat tempered by the rising debt burden facing many emerging countries. Much of the increase in emerging-market debt has been tied to the corporate sector—especially in China, where private domestic, non-financial debt has reached an eye-watering 216% of GDP. Of more concern are the mostly small-to-medium-sized countries that are running current-account deficits and are too dependent on external hard-currency debt, or do not have the reserves to easily cover their debt service.

The actions of the world’s major central banks back in March, especially the Fed’s provision of U.S. dollar liquidity, have helped to ease the strain on the market for emerging-country debt. Governments and other official lenders, meanwhile, have granted loan forbearance to nearly 80 countries; it’s a tougher job to get private creditors to agree to do the same. Nonetheless, emerging-market sovereign yields on dollar-denominated debt have fallen back toward their previous record lows, more than reversing the spike endured in March, prior to the Fed’s rescue operations.

Sincerely,

William T. Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management, SEI

SEI Institutional International Trust / Annual Report / September 30, 2020	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

International Equity Fund

I. Objective

The International Equity Fund (the “Fund”) seeks long-term capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2020: Acadian Asset Management LLC (“Acadian”), Causeway Capital Management LLC (“Causeway”), INTECH Investment Management LLC (“INTECH”), JO Hambro Capital Management Limited (“JO Hambro”), Lazard Asset Management LLC (“Lazard”), NWQ Investment Management Company, LLC (“NWQ”) and WCM Investment Management LLC (“WCM”).

During the period, JO Hambro was added to the Fund, while Blackcrane Capital, LLC (“Blackcrane”), and Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), were removed from the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2020, the Fund’s Class F shares outperformed the MSCI EAFE Index (Net)—which tracks the performance of developed-market equities outside North America—returning 3.44% versus the Index return of 0.49%.

IV. Fund Attribution

As noted in the shareholder letter, developed-market equities rose steadily at the start of the fiscal year as the global economy found footing; the eventual outbreak of COVID-19 in early 2020 forced lockdowns and stay-at-home orders across most countries, sending major equity indexes lower as investors dealt with the economic uncertainty. Over the last half of the reporting period, markets generally rallied as central banks enacted significant monetary and fiscal stimulus measures.

Although Japanese economic growth remained lackluster during the reporting period, Japan was the best-performing country in the MSCI EAFE Index over the full fiscal year. Europe also performed well and was boosted by the strong performance of its healthcare sector. During the worst of the selloff, the European Central Bank announced massive amounts of monetary stimulus, which was eventually accompanied by large amounts of fiscal stimulus from its member nations, to support the region’s economy. The European Union also made progress in issuing the region’s first common bonds, signaling to investors its determination in helping the region’s economy recuperate. The Pacific ex-Japan region was dragged down by results from Australia’s energy and banking sector. The U.K. was the worst-performing region as the twin headwinds of COVID-19 and a collapse in oil prices put heavy pressure on the region’s equity prices. Lack of progress in Brexit negotiations was also a dampener on equity prices.

The best-performing sectors in the benchmark were information technology and healthcare, with investors flocking to sectors believed to have the most durable and sustainable long-term growth prospects. Healthcare also outperformed given the outbreak-driven demand for healthcare services. Information technology was the Fund’s most significant contributor as stability and momentum managers had favorable results within the sector. The materials sector also did well on strong results from non-commodity-related companies. Real estate contributed as the Fund’s aversion to the sector’s rich valuations and lack of growth opportunities helped avoid losses from the otherwise poorly performing sector. The biggest detractors came from defensive sectors like consumer staples and utilities, which generally matched or outperformed the benchmark and that the Fund was underweight. Energy was the benchmark’s worst-performing sector given the weakness in the oil industry, although the Fund’s underweight was beneficial.

From a regional point of view, Europe was the biggest contributor due to favorable exposure and results in the European industrials and healthcare sectors. Exposure to ex-benchmark emerging-market Asian technology also contributed. An underweight to Pacific ex-Japan, especially the region’s underperforming banks, was beneficial. The U.K. also contributed, primarily due to the Fund’s underweight to the region’s lagging energy sector, which took a hit during the crude oil selloff in the spring. Japan was the biggest regional detractor due to negative results in the Fund’s Japanese healthcare and consumer sectors.

WCM was the Fund’s best-performing manager and outperformed due to tailwinds to stability, especially stocks on the faster growing end of the stability spectrum. During the fiscal year, stocks with durable and stable growth prospects continued to be favored by investors as the COVID-19 break altered expectations for future growth. Acadian also contributed and saw favorable results from its quantitative model-driven selection; headwinds to value were not enough to offset

6	SEI Institutional International Trust / Annual Report / September 30, 2020

the tailwinds from momentum. Blackcrane contributed and enjoyed a tailwind to momentum, as companies with strong fundamental momentum were heavily rewarded. During the period, momentum became more aligned with stability as companies with strong and consistent earnings growth prospects continued to outperform and trend higher. Stability manager Neuberger Berman also benefited from a similar tailwind to stability, and both of the Fund’s momentum managers, INTECH and JO Hambro, enjoyed positive tailwinds to momentum and added to alpha as well.

The Fund’s three value managers—Causeway, NWQ and Lazard—were the only detractors. Performance for our value managers was in line with expectations given the continued headwinds that value faced as investors preferred stability and momentum throughout most of the fiscal year.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Equity Fund, Class F	3.44%	0.24%	4.88%	4.25%	3.43%
International Equity Fund, Class I	3.19%	-0.01%	4.60%	3.98%	3.17%
International Equity Fund, Class Y	3.68%	0.48%	5.12%	4.39%	3.47%
MSCI EAFE Index (Net)	0.49%	0.62%	5.26%	4.62%	4.25%

Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class F, Class I and Class Y, versus the MSCI EAFE Index (Net)

[1]

For the year ended September 30, 2020. Past performance is no indication of future performance. Class F shares were offered beginning December 20, 1989. Class I shares were offered beginning January 4, 2002. The performance of Class I shares prior to January 4, 2002 is calculated using the performance of Class F shares adjusted for the higher expenses of the Class I shares. Returns for Class I shares are substantially similar to those of Class F shares and differ only to the extent that Class I shares have higher total annual fund operating expenses than Class F shares. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Emerging Market Equity Fund

I. Objective

The Emerging Markets Equity Fund (the “Fund”) seeks capital appreciation.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2020: JO Hambro Capital Management Limited (“JO Hambro”), KBI Global Investors (North America) Ltd. (“KBI”), Lazard Asset Management LLC (“Lazard”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Qtron Investments LLC (“Qtron”) and RWC Asset Advisors (US) LLC (“RWC”).

During the period, Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“Macquarie”), was removed from the Fund.

III. Return vs. Benchmark

For the year ended September 30, 2020, the Fund’s Class F shares underperformed the MSCI Emerging Markets Index (Net)—which tracks the performance of global emerging market equities—returning 8.75% versus the Index return of 10.54%.

IV. Fund Attribution

Emerging markets finished on a positive note after a rollercoaster performance during the fiscal year. The fourth quarter of 2019 was a positive one, with markets rallying on hopes of a pickup in global economic growth before the outbreak of COVID-19 sent major equity markets into freefall; most global economies enacted business lockdowns and stay-at-home orders. Oil also experienced a major disruption as expected cuts to crude were not realized, sending oil prices crashing and contributing to the equity market freefall, especially in commodity-exporting nations.

Asian countries outperformed the benchmark, led by Chinese equities. China was the first to be impacted by COVID-19 but was also the first to recover, boosted by fiscal and monetary stimulus from the government. Strong demand for online retail and internet platforms (from consumers staying home), as well as technology components, partially fueled the strong performance of Chinese equities. Strong demand for technology components like memory and 5G also helped both Taiwan and Korea outperform. India lagged Asia but kept pace with the benchmark as COVID-19 exacerbated the country’s economic slowdown.

The Europe, Middle East and Africa region lagged the benchmark as the drop in oil prices, as well as the shock to overall commodity demand, was a drag on South Africa and Russia and the commodity exporters in both countries. A drop in global tourism also impacted Greece and Turkey, which were among the biggest laggards in the region and the benchmark.

Latin America also lagged the benchmark and was the worst-performing region due to weak performance from Brazil, which was affected by both high cases for COVID-19 and the drop in commodity prices. Mexico outperformed the region but lagged the benchmark due to weak performance in banks and consumer stocks.

The best-performing sectors in the benchmark were information technology on strong demand due to significant work-from-home use, as well as healthcare due to pandemic demand. Online retailing and consumer discretionary also outperformed as consumers were forced to stay at home. The worst-performing sectors were energy, which was weakened by price cuts and a slump in demand, and financials, as many emerging-market banks suffered from the drop in local growth.

An overweight to information technology was the largest contributor to Fund performance. Overweights to materials and industrials also contributed due to strong results in select metals, chemicals and capital goods companies. Consumer discretionary was the biggest detractor given the Fund’s low exposure to online retailing stocks amid elevated valuations. Weak selection within the healthcare and consumer staples sectors further challenged Fund performance.

KBI was the biggest detractor as the manager’s dividend-yield process faced headwinds. Investors preferred companies with faster and more durable growth prospects over cheaper companies that tended to have impaired business fundamentals. Neuberger Berman also detracted and lagged expectations given the manager’s stability profile and strong preference for stability. Stability generally outperformed, influenced by investor preferences for fast-growing companies with durable prospects, as well as the large index weights of the big internet and technology companies; Neuberger Berman was tilted towards the smaller, cheaper, and slower-growing end of that stability spectrum. The manager did not have exposure to the expensive and fast-growing online retailing companies that dominated index performance during the reporting period. Lazard was the smallest detractor during the period and

8	SEI Institutional International Trust / Annual Report / September 30, 2020

underperformed largely due to an oversized exposure to high-quality banks in countries like India and Colombia that were hit by slowing economic growth.

JO Hambro was the top-performing manager and benefited from its momentum philosophy. Momentum outperformed as internet, technology and healthcare companies outperformed for most of the fiscal year. Macquarie also contributed and benefited from an underweight to banks and selection within energy and information technology. Qtron’s quantitative model led to above-benchmark returns in all sectors except healthcare and the consumer sectors. RWC contributed slightly during the fiscal year and was helped by an overweight to information technology and strong selection within materials and internet stocks.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Equity Fund, Class F	8.75%	0.28%	8.42%	1.36%	4.34%
Emerging Markets Equity Fund, Class Y	8.99%	0.52%	8.69%	1.51%	4.40%
MSCI Emerging Markets Index (Gross)	10.91%	2.79%	9.37%	2.87%	6.04%
MSCI Emerging Markets Index (Net)	10.54%	2.42%	8.97%	2.50%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Equity Fund, Class F and Class Y, versus the MSCI Emerging Markets Index (Net) and the MSCI Emerging Markets Index (Gross)

[1]

For the year ended September 30, 2020. Past performance is no indication of future performance. Class F shares were offered beginning January 17, 1995. Class Y shares were offered beginning December 31, 2014. Class Y shares performance for the period prior to December 31, 2014 is derived from the performance of Class F shares. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A – Not available

SEI Institutional International Trust / Annual Report / September 30, 2020	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

International Fixed Income Fund

I. Objective

The International Fixed Income Fund (the Fund) seeks capital appreciation and current income.

II. Multi-Manager Approach Statement

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2020: AllianceBernstein L.P. (“AllianceBernstein”), Colchester Global Investors Limited (“Colchester”) and Wellington Management Company LLP (“Wellington”).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2020, the Fund’s Class F shares underperformed the Bloomberg Barclays Global Aggregate ex-USD Index, Hedged (the “Index”)—which tracks the performance of the global investment-grade fixed-rate debt markets outside of the U.S.—returning 0.73% versus the Index return of 1.82%.

IV. Fund Attribution

Global fixed income delivered decent performance over the period, although international (ex-U.S. dollar) indexes produced more modest returns given that the U.S. was the best-performing major bond market. Weakness in the U.S. dollar essentially meant that hedged indexes inherently underperformed their unhedged equivalents.

U.S. fixed income started the reporting period with a significant yield advantage over other G7 markets, which gave U.S. bonds a strong starting point from which to outperform through the fiscal year as escalating COVID-19 concerns prompted a sharp rally in sovereign yields. The strong performance of duration-sensitive assets was matched by the weakness in risk assets as credit spreads widened significantly through late February and March. The selloff in credit was dramatic, with spreads widening at a far quicker pace than what was experienced during the global financial crisis. The subsequent retracement in spreads was equally fast, aided by unprecedented levels of monetary support from the U.S. Federal Reserve, European Central Bank and other global central banks, as noted in the shareholder letter. On an excess return basis, sterling and euro corporates outperformed U.S. corporates. Local-currency emerging-market debt (EMD) lagged other risk-sensitive sectors—including hard-currency debt—during the period as bond gains were pared by general weakness within the EM currency complex.

The Fund underperformed its benchmark during the reporting period. The biggest performance detractor was the overweight to corporate credit, which was a significant drag in March when investor risk aversion peaked. Duration underweights in Japan, core Europe and the U.K. during February/early March also weighed on relative performance as core markets caught a “safe-haven” bid. Active currency positioning was an overall detractor, through long positions in the Mexican peso, Colombian peso, Chilean peso and Russian ruble, as well as shorts in the Swiss franc and New Zealand dollar.

This underperformance was largely offset by out-of-index exposure to the U.S. bond market (both U.S. Treasurys and spread sectors) and an overweight to Mexican local bonds. Currency overweights to British pounds and Swedish krona, as well as shorts in Turkish lira, Hungarian forint and Thai baht also pared losses on other active currency positions.

Wellington lagged during the period. Most of the underperformance was generated at the start of the reporting period due to an ill-timed pivot to overweight duration, and during mid-2020, when the portfolio was short euros. AllianceBernstein was challenged by its overweight exposure to corporate credit (including some off-index high yield) during a period of heightened risk aversion.

Colchester outperformed and benefited from overweights in emerging local-currency debt markets (Mexico and Colombia), off-index exposure to U.S. Treasury inflation-protected securities, as well as currency overweights in Norwegian krone, Swedish krona, British pound, Mexican peso and Colombian peso.

The Fund used financial futures, interest-rate swaps and over-the-counter options during the reporting period to hedge existing exposures and gain exposure to particular areas of the market. The use of derivatives did not have a material impact on performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

10	SEI Institutional International Trust / Annual Report / September 30, 2020

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
International Fixed Income Fund, Class F	0.73%	3.73%	3.46%	3.26%	4.22%
International Fixed Income Fund, Class Y	0.88%	3.96%	3.69%	3.38%	4.26%
Bloomberg Barclays Global Aggregate ex-USD Index, Hedged	1.82%	4.94%	4.33%	4.06%	5.58%

Comparison of Change in the Value of a $100,000 Investment in the International Fixed Income Fund, Class F versus the Bloomberg Barclays Global Aggregate ex-USD Index, Hedged

¹

For the year ended September 30, 2020. Past performance is no indication of future performance. Class F shares were offered beginning September 1, 1993. Class Y shares were offered beginning October 30, 2015. Class Y shares performance for the period prior to October 30, 2015 is derived from the performance of Class F shares. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional International Trust / Annual Report / September 30, 2020	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2020 (Unaudited)

Emerging Markets Debt Fund

I. Objective

The Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return.

II. Multi-Manager Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corp. (“SIMC”). The Fund utilized the following sub-advisors as of September 30, 2020: Colchester Global Investors Limited (“Colchester”), Marathon Asset Management, L.P. (“Marathon”), Neuberger Berman Investment Advisers LLC (“Neuberger Berman”), Ninety One UK Ltd (fka Investec Asset Management Ltd.) (“Ninety One”) and Stone Harbor Investment Partners LP (“Stone Harbor”).

No manager changes were made during the Fund’s fiscal year.

III. Return vs. Benchmark

For the year ended September 30, 2020, the Fund’s Class F shares underperformed a hybrid of 50% JP Morgan EMBI Global Diversified Index (which tracks the performance of external debt instruments in the emerging markets) and 50% JP Morgan GBI-EM Global Diversified Index (which tracks the performance of debt instruments issued in domestic currencies by emerging-market governments), returning -0.53% versus the Index return of -0.02%.

IV. Fund Attribution

Emerging markets began the period strongly, with both hard- and local-currency indexes posting positive returns in the fourth quarter of 2019. Emerging-market debt benefited from positive growth with high real yields and (relatively) attractive spreads, providing positive carry through the end of the calendar year.

The severity of the COVID-19 pandemic began to be realized around mid-February. Much of the damage was done by late March, with spread assets repricing two to three times wider. Emerging-market governments responded to the global slowdown and local lockdowns with fiscal packages aimed at providing help to local businesses and consumers alike (though these fiscal packages were modest in size compared to those seen in developed markets), and central banks slashed policy rates to spur consumption; some also implemented asset purchase programs aimed at maintaining liquidity.

Hard-currency markets, as represented by the JP Morgan EMBI Global Diversified Index, saw spreads widen from under 300 basis points over U.S. Treasurys in February to slightly over 700 basis points at peak crisis in March. The ensuing recovery was mostly concentrated in higher-quality assets. The spread of the investment-grade portion of the index ended February at 196 basis points, widened to more than 400 basis points during March, and ended September back at 196 basis points. Sub-investment-grade spreads remained more than 150 basis points wider at the end of the fiscal year than where they stood at the end of February, a sign that investors remained uncomfortable moving into the riskier names of an already risky asset class.

Local rates provided a positive absolute return for the year as inflation continued to be benign and many emerging-market central banks cut policy rates in response to local lockdowns and the slowdown in global trade. Virtually every country in JP Morgan’s local-currency index saw its central bank cut its policy rate at least one time since February, though most cut rates at least twice. In all, central banks of local-index countries produced more than 50 rate cuts since February. Unlike local rates, emerging-market currencies have experienced significant weakening since the coronavirus pandemic. Many currencies weakened more than 10% to the U.S. dollar and, although they have recovered somewhat in the months since the pandemic’s initial outbreak, a majority of currencies in the local index are weaker on a 12-month basis.

The Fund underperformed its blended benchmark during the fiscal year. Overweights to Venezuela (which continued to experience a political crisis along with U.S. sanctions) and the Russian ruble (which weakened over the period with the twin problems of an economic slowdown and lower oil prices) detracted over the period. An underweight to the Polish zloty and positioning in South Africa (which was experiencing fiscal difficulties before the coronavirus slowdown began) further weakened Fund performance. Argentina and Ecuador contributed to performance as each country reached a debt restructuring deal with creditors over the summer of 2020. An underweight to Turkey (where questionable governance at the central bank produced low policy rates despite an economy dogged by high inflation) also contributed to relative return.

Colchester outperformed its local-currency benchmark, benefiting from overweights to Mexico and Colombia, but detracted from overall Fund performance due to its overweight to Brazil and underweight to Poland. Ninety One also outperformed its local-currency benchmark,

12	SEI Institutional International Trust / Annual Report / September 30, 2020

benefiting from an off-benchmark position to Egypt and an underweight to Turkey, but detracted from overall Fund performance due to positioning in South Africa and an underweight to Poland.

Stone Harbor outperformed and benefited from overweights to Ecuador and Mexico; the manager was hurt by exposure to Venezuela and an underweight to China. Marathon outperformed and was helped by an off-benchmark position in Israel and security selection in Ecuador, while exposure to Venezuela and an underweight to Saudi Arabia detracted. Neuberger Berman also outperformed thanks to overweights to Argentina and Egypt, while exposure to South Africa and Turkey detracted.

Currency forwards and swap contracts were used in the Fund for the one-year period ending September 30, 2020, as a way to either hedge particular positions or gain exposure to additional areas of the market. Currency forwards had a material impact on the Fund during the period as 50% of the Index is directly affected by foreign currencies. Positive and negative impacts differed on a country-to-country basis, depending on whether the forward increased or decreased currency exposure and whether the currency strengthened or weakened relative to the U.S. dollar.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN1

	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Emerging Markets Debt Fund, Class F	-0.53%	0.19%	4.60%	2.12%	7.16%
Emerging Markets Debt Fund, Class Y	-0.33%	0.45%	4.86%	2.27%	7.23%
JP Morgan EMBI Global Diversified Index	1.29%	3.49%	6.15%	5.43%	8.06%
JP Morgan GBI-EM Global Diversified Index	-1.45%	0.17%	4.78%	0.52%	N/A
50/50 Hybrid of the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index	-0.02%	1.89%	5.53%	3.02%	N/A

Comparison of Change in the Value of a $100,000 Investment in the Emerging Markets Debt Fund, Class F and Class Y, versus a 50/50 Hybrid of the Following Indexes: the JP Morgan EMBI Global Diversified Index and the JP Morgan GBI-EM Global Diversified Index

¹

For the year ended September 30, 2020. Past performance is no indication of future performance. Class F shares were offered beginning June 26, 1997. The Fund’s Class Y shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F shares and would have differed only to the extent that Class Y shares have lower total annual fund operating expenses than Class F shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not Available.

SEI Institutional International Trust / Annual Report / September 30, 2020	13

SCHEDULE OF INVESTMENTS

September 30, 2020

International Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 94.1%

Argentina — 0.5%
MercadoLibre Inc *	17,228	$18,649

Australia — 3.2%
a2 Milk Co Ltd/The *(A)	1,652,395	16,737
Australia & New Zealand Banking Group Ltd	125,050	1,551
Avita Therapeutics Inc *	199,996	990
BlueScope Steel Ltd	896,249	8,179
Brambles Ltd	224,767	1,707
Coles Group Ltd	37,256	456
CSL Ltd	83,863	17,347
CSR Ltd	792,249	2,430
Evolution Mining Ltd	849,680	3,512
Fortescue Metals Group Ltd	1,647,033	19,346
Harvey Norman Holdings Ltd	896,394	2,925
Iluka Resources Ltd	221,712	1,434
Newcrest Mining Ltd	712,097	15,960
Orica Ltd	318,520	3,529
Orora Ltd	1,270,565	2,199
OZ Minerals Ltd	349,366	3,528
Rio Tinto Ltd	202,214	13,723
South32 Ltd	6,544,807	9,649
Technology One Ltd	57,602	329
Wesfarmers Ltd	26,392	844

		126,375

Austria — 0.2%
BAWAG Group AG	161,151	5,823
Verbund AG, Cl A	37,632	2,058

		7,881

Belgium — 1.2%
Ageas SA/NV	495,494	20,274
Colruyt SA	58,532	3,798
Groupe Bruxelles Lambert SA	145,793	13,167
UCB SA	48,928	5,555

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Umicore SA	91,664	$3,804

		46,598

Canada — 1.2%
Air Canada, Cl A *	543,100	6,379
BRP Inc *	10,000	527
Canadian Pacific Railway Ltd	53,934	16,419
Dollarama Inc	75,700	2,893
Nutrien Ltd (A)	339,890	13,285
Stantec Inc (A)	68,200	2,064
Sun Life Financial Inc	150,900	6,130

		47,697

China — 1.5%
Baidu Inc ADR *	232,815	29,472
Beijing Capital International Airport Co Ltd, Cl H	5,718,000	3,447
China Communications Services Corp Ltd, Cl H	4,389,584	2,591
China Lesso Group Holdings Ltd	327,000	593
Industrial & Commercial Bank of China Ltd, Cl H	9,454,000	4,932
STMicroelectronics NV	48,311	1,486
Tencent Holdings Ltd	233,100	15,717

		58,238

Denmark — 3.1%
Ambu A/S, Cl B (A)	47,633	1,347
AP Moller - Maersk A/S, Cl B	1,656	2,625
Carlsberg AS, Cl B	95,260	12,840
DSV PANALPINA A/S	113,970	18,522
Genmab A/S *	6,406	2,320
H Lundbeck A/S	151,129	4,985
Novo Nordisk A/S, Cl B	429,553	29,697
Novozymes A/S, Cl B	16,007	1,004
Orsted A/S	73,960	10,152
Pandora A/S *	43,948	3,147
ROCKWOOL International A/S, Cl B	18,518	7,091
Scandinavian Tobacco Group A/S	644,917	9,567
Vestas Wind Systems A/S	118,670	19,181

		122,478

Finland — 1.1%
Kone Oyj, Cl B	167,622	14,722
Neste Oyj	146,007	7,669
Nokia Oyj *	1,229,753	4,818
Nokia Oyj ADR *	1,095,554	4,284
Orion Oyj, Cl B	207,978	9,399
Stora Enso Oyj, Cl R	131,736	2,059

		42,951

France — 8.6%
Air France-KLM *(A)	201,300	696
Airbus SE *	163,947	11,928
Amundi SA *	54,884	3,873

14	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AXA SA	615,052	$ 11,343
BioMerieux	4,660	730
BNP Paribas SA	556,412	20,173
Bollore SA	2,803,117	10,462
Carrefour SA	1,421,223	22,769
Cie de Saint-Gobain *	88,633	3,728
Cie Generale des Etablissements Michelin SCA, Cl B	7,894	842
CNP Assurances *	112,984	1,412
Credit Agricole SA *	1,023,476	8,957
Criteo SA ADR *	60,571	738
Danone SA	165,707	10,703
Edenred	81,226	3,649
Engie SA *	1,213,062	16,222
EssilorLuxottica SA *	54,965	7,477
Iliad SA	761	140
Ipsen SA	45,627	4,784
IPSOS	18,645	467
L’Oreal SA	30,317	9,857
LVMH Moet Hennessy Louis Vuitton SE	30,077	14,067
Nexans SA *	25,765	1,489
Pernod Ricard SA	48,610	7,756
Peugeot SA *	447,567	8,116
Publicis Groupe SA	381,789	12,342
Renault SA *	107,400	2,788
Rexel SA *	527,080	6,628
Sanofi	505,274	50,526
Sartorius Stedim Biotech	24,563	8,478
Schneider Electric SE	78,011	9,670
Thales SA	215,152	16,193
TOTAL SE	380,375	12,980
Ubisoft Entertainment SA *	78,877	7,118
Valeo SA	153,850	4,728
Vinci SA	113,140	9,473
Vivendi SA	308,400	8,578
Wendel SE	15,501	1,408

		333,288

Germany — 8.5%
adidas AG *	27,977	9,029
Allianz SE	106,120	20,359
BASF SE	395,561	24,049
Bayer AG	508,676	31,330
Bayerische Motoren Werke AG	62,482	4,525
CECONOMY AG *	237,111	1,167
Deutsche Boerse AG	56,898	9,977
Deutsche Post AG	1,078,925	49,071
E.ON SE	431,930	4,763
Evonik Industries AG	50,057	1,296
Fresenius Medical Care AG & Co KGaA	219,531	18,533
Hamburger Hafen und Logistik AG	24,359	427
Hannover Rueck SE	7,749	1,197
HeidelbergCement AG	22,099	1,352

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HelloFresh SE *	138,970	$ 7,755
Infineon Technologies AG	609,071	17,132
KION Group AG	111,152	9,495
Linde PLC	68,010	16,077
Rheinmetall AG	49,680	4,468
RWE AG	277,463	10,378
SAP SE	204,390	31,769
Scout24 AG	22,886	1,998
Siemens AG	402,821	50,900
Siemens Energy AG *	201,411	5,432
thyssenkrupp AG *	26,790	135

		332,614

Greece — 0.0%
Aegean Airlines SA *	12,601	46
National Bank of Greece SA *	89,899	114

		160

Hong Kong — 1.9%
AIA Group Ltd	1,451,200	14,386
BOC Hong Kong Holdings Ltd	385,000	1,024
Chaoda Modern Agriculture Holdings Ltd *	2,440,000	16
CITIC Ltd	839,084	620
CK Hutchison Holdings Ltd	194,500	1,178
Country Garden Services Holdings Co Ltd	402,000	2,604
Hong Kong Exchanges & Clearing Ltd	325,734	15,358
Lenovo Group Ltd	2,622,000	1,739
Link REIT ‡	293,100	2,399
Nine Dragons Paper Holdings Ltd	1,683,000	2,133
Power Assets Holdings Ltd	10,000	53
Sands China Ltd *	1,242,800	4,840
SJM Holdings Ltd	8,483,340	10,119
Techtronic Industries Co Ltd	444,000	5,914
Topsports International Holdings Ltd	5,332,000	7,428
West China Cement Ltd	3,744,000	557
Wharf Real Estate Investment Co Ltd	166,000	680
Zoomlion Heavy Industry Science and Technology Co Ltd	1,226,800	1,189

		72,237

India — 0.2%
HDFC Bank Ltd ADR *	180,834	9,034

Ireland — 1.5%
Experian PLC	409,652	15,433
ICON PLC *	158,190	30,229
Ryanair Holdings PLC *	59,824	797
Ryanair Holdings PLC ADR *	156,760	12,817

		59,276

Israel — 0.8%
Bank Leumi Le-Israel BM	1,668,755	7,381
Check Point Software Technologies Ltd *	100,467	12,090
Isracard Ltd	–	–
Mizrahi Tefahot Bank Ltd	30,121	536

SEI Institutional International Trust / Annual Report / September 30, 2020	15

SCHEDULE OF INVESTMENTS

September 30, 2020

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Nice Ltd *	9,345	$2,123
Nice Ltd ADR *(A)	41,714	9,470

		31,600

Italy — 2.7%
A2A SpA	293,978	428
Assicurazioni Generali SpA	819,445	11,537
Banca Mediolanum SpA	299,871	2,158
De’ Longhi SpA *	2,846	97
Enel SpA	1,195,704	10,378
EXOR NV	115,844	6,309
Ferrari NV	54,815	10,059
Fiat Chrysler Automobiles NV *	495,169	6,073
FinecoBank Banca Fineco SpA *	669,767	9,246
Hera SpA	636,483	2,353
Pirelli & C SpA *	1,251,944	5,370
Recordati Industria Chimica e Farmaceutica SpA	181,268	9,287
Telecom Italia SpA/Milano	6,763,117	2,721
Tenaris SA	888,739	4,430
UniCredit SpA *	2,842,801	23,463

		103,909

Japan — 18.7%
77 Bank Ltd/The	33,364	515
Advantest Corp	208,000	10,087
AEON Financial Service Co Ltd	29,500	268
Arcland Sakamoto Co Ltd	33,873	694
ASKUL Corp	14,400	588
Bandai Namco Holdings Inc	76,600	5,601
Canon Marketing Japan Inc	106,500	2,125
Capcom Co Ltd	193,300	10,797
Chugai Pharmaceutical Co Ltd	132,300	5,931
CyberAgent Inc	167,800	10,364
Dai Nippon Printing Co Ltd	491,900	9,959
Daifuku Co Ltd	10,300	1,037
Daito Trust Construction Co Ltd	81,900	7,252
Daiwa House Industry Co Ltd	290,800	7,456
Disco Corp	800	194
East Japan Railway Co	129,200	7,940
FANUC Corp	102,200	19,674
Fuji Electric Co Ltd	36,800	1,163
FUJIFILM Holdings Corp	213,800	10,536
Fujitsu Ltd	258,100	35,298
Glory Ltd	57,200	1,273
Hakuhodo DY Holdings Inc	106,900	1,380
Haseko Corp	231,200	3,033
Hikari Tsushin Inc	3,700	879
Hitachi Ltd	369,667	12,509
ITOCHU Corp	207,800	5,310
Itoki Corp	21,300	73
Japan Airlines Co Ltd *	319,000	5,972
Japan Exchange Group Inc	364,400	10,164

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Japan Post Holdings Co Ltd *	313,900	$2,135
Japan Post Insurance Co Ltd	45,200	710
Kao Corp	124,200	9,294
KDDI Corp	430,900	10,858
Keyence Corp	28,200	13,134
Kokuyo Co Ltd	103,900	1,303
Komatsu Ltd	447,900	9,844
Konami Holdings Corp	132,000	5,705
K’s Holdings Corp	82,700	1,115
Kyocera Corp	60,700	3,466
Kyowa Kirin Co Ltd	223,400	6,347
Lion Corp	41,300	849
Mabuchi Motor Co Ltd	389,800	15,123
Mebuki Financial Group Inc	77,900	176
Mitsubishi Electric Corp	294,600	3,988
Mitsubishi Estate Co Ltd	556,000	8,375
Mixi Inc (A)	121,300	3,257
Mizuno Corp *	41,500	750
MS&AD Insurance Group Holdings Inc	671,000	17,987
Murata Manufacturing Co Ltd	266,100	17,168
Nexon Co Ltd	293,600	7,314
Nihon Unisys Ltd	159,700	5,031
Nikon Corp	90,100	606
Nintendo Co Ltd	39,100	22,187
Nippon Telegraph & Telephone Corp	585,800	11,933
Nippon Telegraph & Telephone Corp ADR	840,932	17,374
Nitori Holdings Co Ltd	38,800	8,054
Nitto Denko Corp	44,100	2,874
Nomura Holdings Inc	537,100	2,437
NTT DOCOMO Inc	475,200	17,512
ORIX Corp	672,800	8,349
Otsuka Corp	199,100	10,181
Panasonic Corp	1,264,500	10,705
PeptiDream Inc *	221,200	10,352
Persol Holdings Co Ltd *	139,100	2,263
Rakuten Inc *	906,100	9,770
Recruit Holdings Co Ltd *	278,700	11,111
Renesas Electronics Corp *	32,900	240
Rohm Co Ltd	200,800	15,480
Sankyo Co Ltd	103,300	2,708
Sanwa Holdings Corp	178,600	1,896
SBI Holdings Inc/Japan	518,000	13,398
Secom Co Ltd	52,400	4,791
Seiko Holdings Corp *	42,200	569
Sekisui House Ltd	745,614	13,146
Seria Co Ltd	7,600	323
Seven & i Holdings Co Ltd	494,900	15,293
Shin-Etsu Chemical Co Ltd	88,086	11,490
Shiseido Co Ltd	135,700	7,780
Sompo Holdings Inc	197,500	6,801
Sony Corp ADR	77,850	5,975
Sumitomo Dainippon Pharma Co Ltd	96,100	1,267

16	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sumitomo Mitsui Financial Group Inc	317,400	$8,811
Sumitomo Mitsui Trust Holdings Inc	365,822	9,708
Suruga Bank Ltd	45,700	165
Suzuki Motor Corp *	151,937	6,490
Sysmex Corp	2,600	248
T&D Holdings Inc	257,000	2,523
Takeda Pharmaceutical Co Ltd	1,077,400	38,421
TDK Corp	24,500	2,674
Terumo Corp	250,900	9,985
TIS Inc	238,900	5,062
Tokyo Electric Power Co Holdings Inc *	1,117,600	3,074
Tokyo Electron Ltd (A)	49,700	12,958
Tomy Co Ltd	135,700	1,166
Toppan Printing Co Ltd	92,600	1,303
Toshiba Corp	142,000	3,607
Toyo Suisan Kaisha Ltd	36,600	1,935
Toyota Industries Corp	110,578	6,982
Toyota Motor Corp ADR (A)	115,231	15,261
Universal Entertainment *	317,053	5,808
Yamada Holdings Co Ltd	296,800	1,478
Z Holdings Corp *	1,632,900	10,873
ZOZO Inc	95,500	2,662

		730,060

Malta — 0.0%
BGP Holdings *(B)	198,683	–

Mexico — 0.3%
Arca Continental SAB de CV	1,940,380	8,378
Grupo Financiero Banorte SAB de CV, Cl O *	1,077,720	3,729

		12,107

Netherlands — 6.3%
Aalberts NV	44,615	1,609
Adyen NV *	4,775	8,799
Akzo Nobel NV	357,544	36,264
ArcelorMittal SA *	299,342	4,003
ASML Holding NV	26,828	9,896
ASR Nederland NV	180,815	6,100
Galapagos NV *	19,180	2,726
ING Groep NV *	5,070,405	36,025
Koninklijke Ahold Delhaize NV	963,857	28,556
Koninklijke DSM NV	135,711	22,373
Koninklijke Philips NV *	303,632	14,292
Koninklijke Vopak NV	43,888	2,476
NN Group NV	128,474	4,823
PostNL NV *	1,207,552	3,688
Prosus NV *	103,775	9,584
Randstad NV *	153,948	8,034
Royal Dutch Shell PLC ADR, Cl B	429,732	10,408
Wolters Kluwer NV	436,924	37,286

		246,942

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)

New Zealand — 0.3%
a2 Milk Co Ltd/The *	569,604	$5,783
Fisher & Paykel Healthcare Corp Ltd	175,906	3,861

		9,644

Norway — 0.8%
Aker BioMarine AS *	47,749	475
Atlantic Sapphire ASA *	1,293,932	15,224
Equinor ASA	544,173	7,708
Kahoot! AS *	1,409,188	6,469

		29,876

Portugal — 0.0%
EDP - Energias de Portugal SA	305,767	1,503

Singapore — 0.7%
City Developments Ltd	1,883,900	10,558
DBS Group Holdings Ltd	467,400	6,864
Hong Leong Finance Ltd	61,282	102
Oversea-Chinese Banking Corp Ltd	1,022,635	6,350
Venture Corp Ltd	83,000	1,174

		25,048

South Africa — 0.0%
DataTec Ltd *	100,188	133
Investec PLC	416,323	775

		908

South Korea — 2.3%
BNK Financial Group Inc	353,064	1,525
Kangwon Land Inc	490,300	8,999
KT Corp ADR	389,057	3,739
Kumho Petrochemical Co Ltd	101,720	9,548
LG Electronics Inc	93,216	7,343
Samsung Electronics Co Ltd	457,615	22,751
SK Hynix Inc	257,292	18,440
SK Telecom Co Ltd ADR	787,189	17,649

		89,994

Spain — 1.8%
Aena SME SA *	53,573	7,486
Amadeus IT Group SA, Cl A	284,786	15,857
Banco Bilbao Vizcaya Argentaria SA *	4,074,280	11,331
Banco Santander SA *	3,188,173	5,962
CaixaBank SA	4,907,558	10,422
Cia de Distribucion Integral Logista Holdings SA	57,814	992
Siemens Gamesa Renewable Energy SA	372,398	10,045
Unicaja Banco SA *	11,477,455	8,625

		70,720

Sweden — 3.1%
Alfa Laval AB *	34,212	757
Atlas Copco AB, Cl A	222,603	10,625
Axfood AB	33,444	767
Betsson AB	131,332	1,011

SEI Institutional International Trust / Annual Report / September 30, 2020	17

SCHEDULE OF INVESTMENTS

September 30, 2020

International Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Byggmax Group AB *	148,444	$878
Elanders AB, Cl B *	3,872	30
Electrolux AB, Cl B	396,816	9,269
Essity AB, Cl B	591,372	19,967
Evolution Gaming Group AB	33,346	2,214
Getinge AB, Cl B	170,531	3,717
Hennes & Mauritz AB, Cl B *	70,739	1,220
Husqvarna AB, Cl B	725,567	7,983
ICA Gruppen AB (A)	109,424	5,569
Kinnevik AB *	88,053	3,588
NCC AB, Cl B	176,215	3,216
Sandvik AB *	322,819	6,300
Securitas AB, Cl B *	93,252	1,427
SKF AB, Cl B	209,999	4,331
Swedish Match AB	198,481	16,231
Tele2 AB, Cl B (A)	375,530	5,317
Telefonaktiebolaget LM Ericsson ADR (A)	218,705	2,382
Telefonaktiebolaget LM Ericsson, Cl B	385,497	4,223
Telia Co AB	163,350	671
Volvo AB, Cl B *	533,128	10,284

		121,977

Switzerland — 8.9%
ABB Ltd	796,088	20,276
Adecco Group AG	388,625	20,500
Alcon Inc *	186,979	10,623
Cie Financiere Richemont SA, Cl A	308,640	20,672
Clariant AG *	161,467	3,190
Coca-Cola HBC AG *	500,359	12,384
Credit Suisse Group AG	1,135,097	11,397
dormakaba Holding AG	2,973	1,613
EMS-Chemie Holding AG	7,574	6,802
Geberit AG	10,772	6,391
Lonza Group AG	42,038	25,956
Nestle SA	107,994	12,855
Novartis AG	577,522	50,191
Partners Group Holding AG	8,954	8,264
Roche Holding AG	189,991	65,244
Schindler Holding AG	20,643	5,643
Sika AG	50,315	12,371
Sonova Holding AG *	3,121	789
Straumann Holding AG	7,808	7,897
Swatch Group AG/The	20,157	4,700
Swiss Life Holding AG	8,627	3,273
Tecan Group AG	3,228	1,613
UBS Group AG (A)	1,909,976	21,317
Vifor Pharma AG	29,978	4,086
Zurich Insurance Group AG	22,328	7,792

		345,839

Taiwan — 1.9%
Acter Group Corp Ltd	16,000	106
Asustek Computer Inc	107,000	940

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Chicony Electronics Co Ltd	687,000	$2,007
Chipmos Technologies Inc *	1,894,000	1,879
Compal Electronics Inc	3,330,000	2,200
eGalax_eMPIA Technology Inc	406,000	745
Foxconn Technology Co Ltd	605,000	1,082
General Interface Solution Holding Ltd	206,000	895
Gigabyte Technology Co Ltd	445,000	1,171
Global Mixed Mode Technology Inc	91,000	482
Hon Hai Precision Industry Co Ltd	2,871,000	7,716
Lite-On Technology Corp	2,772,000	4,427
MediaTek Inc	894,252	18,926
Micro-Star International Co Ltd	542,000	2,511
Novatek Microelectronics Corp	93,000	859
Pegatron Corp	552,000	1,225
Sanyang Motor Co Ltd	264,000	205
Simplo Technology Co Ltd	246,000	2,561
Sitronix Technology Corp	173,000	786
Synnex Technology International Corp	1,787,000	2,558
Taiwan Semiconductor Manufacturing Co Ltd ADR	228,545	18,528
Topco Scientific Co Ltd	219,000	869

		72,678

Turkey — 0.0%
BIM Birlesik Magazalar AS *	97,034	878

United Arab Emirates — 0.0%
Abu Dhabi Islamic Bank PJSC	202,345	237

United Kingdom — 7.9%
Aggreko PLC	165,796	789
Anglo American PLC	203,130	4,905
Antofagasta PLC	129,878	1,709
AstraZeneca PLC	82,366	9,010
AstraZeneca PLC ADR	66,820	3,662
Aviva PLC	3,414,771	12,587
B&M European Value Retail SA	166,334	1,061
Balfour Beatty PLC *	1,931,941	5,579
Barclays PLC *	10,929,043	13,803
Barratt Developments PLC *	702,432	4,308
BHP Group PLC	511,341	10,916
BP PLC	2,850,167	8,302
British American Tobacco PLC	478,024	17,190
BT Group PLC, Cl A	1,065,250	1,353
Compass Group PLC *	553,170	8,330
Computacenter PLC	62,379	1,911
Dialog Semiconductor PLC *	45,565	1,988
Evraz PLC	1,669,026	7,410
Ferguson PLC	51,964	5,247
Ferrexpo PLC	524,939	1,198
GlaxoSmithKline PLC	670,993	12,577
GVC Holdings PLC *	374,324	4,686
Hays PLC *	1,583,408	2,308
Howden Joinery Group PLC *	64,573	492

18	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Inchcape PLC *	215,309	$1,225
Indivior PLC *	415,882	630
International Consolidated Airlines Group SA (A)	3,842,716	4,690
Investec PLC	657,648	1,213
J Sainsbury PLC	273,832	675
JET2 PLC	61,134	530
Johnson Matthey PLC	94,700	2,878
Kingfisher PLC *	3,641,566	13,956
Legal & General Group PLC	2,331,659	5,644
London Stock Exchange Group PLC	103,547	11,869
M&G PLC	1,861,325	3,834
Micro Focus International PLC *	226,117	717
National Grid PLC	974,019	11,202
Next PLC *	40,361	3,093
Ninety One PLC *(A)	375,849	987
Ocado Group PLC *	5,768	205
Pagegroup PLC *	97,734	472
Playtech Plc *	36,739	172
Plus500 Ltd	44,090	895
Prudential PLC	1,511,808	21,684
QinetiQ Group PLC	171,097	613
Reckitt Benckiser Group PLC	60,193	5,891
RELX PLC	193,542	4,313
Rio Tinto PLC	76,571	4,607
Rio Tinto PLC ADR	79,425	4,796
Rolls-Royce Holdings PLC *(A)	5,048,574	8,421
Royal Mail PLC *	646,648	1,992
Smith & Nephew PLC	541,054	10,586
Tate & Lyle PLC	239,520	2,059
Taylor Wimpey PLC *	6,401,196	8,953
Tesco PLC	4,941,464	13,575
Unilever PLC	36,791	2,269
Vodafone Group PLC	5,140,903	6,844
WH Smith PLC	325,213	4,005

		306,816

United States — 4.9%
Accenture PLC, Cl A	112,246	25,366
Aon PLC, Cl A	38,530	7,949
Aptiv PLC *	113,689	10,423
ASML Holding NV, Cl G	35,225	13,008
Atlassian Corp PLC, Cl A *	97,277	17,684
Axis Capital Holdings Ltd	308,388	13,582
Coca-Cola European Partners PLC	100,448	3,898
Flex Ltd *	1,018,773	11,349
IHS Markit Ltd	125,000	9,814
Lululemon Athletica Inc *	40,222	13,248
Medtronic PLC	93,264	9,692
Mettler-Toledo International Inc *	10,220	9,870
Nomad Foods Ltd *	399,072	10,168
ResMed Inc	76,878	13,179
Shopify Inc, Cl A *	12,800	13,094

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
STERIS PLC	56,651	$9,981

		192,305

Total Common Stock (Cost $3,401,185) ($ Thousands)		3,670,517

PREFERRED STOCK — 2.0%

Germany — 1.3%
Henkel AG & Co KGaA, 2.200%	84,950	8,880
Porsche Automobil Holding SE, 3.900%	59,634	3,550
Volkswagen AG, 3.200%	251,643	40,422

		52,852

South Korea — 0.7%
Hyundai Motor Co (C)	132,660	9,616
Samsung Electronics Co Ltd (C)	381,858	16,452

		26,068

Total Preferred Stock (Cost $73,157) ($ Thousands)		78,920

	Number of Rights
RIGHTS — 0.0%*

Taiwan — 0.0%
Simplo Technology Co Ltd ‡‡	5,445	–

Total Rights (Cost $—) ($ Thousands)		–

	Shares

AFFILIATED PARTNERSHIP — 2.5%
SEI Liquidity Fund, L.P. 0.100% **†(D)	94,804,714	94,836

Total Affiliated Partnership (Cost $94,827) ($ Thousands)		94,836

CASH EQUIVALENT — 1.8%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	71,396,914	71,397

Total Cash Equivalent (Cost $71,397) ($ Thousands)		71,397

Total Investments in Securities — 100.4% (Cost $3,640,566) ($ Thousands)		$3,915,670

SEI Institutional International Trust / Annual Report / September 30, 2020	19

SCHEDULE OF INVESTMENTS

September 30, 2020

International Equity Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro STOXX 50	817	Dec-2020	$31,923	$30,600	$(1,013)
FTSE 100 Index	195	Dec-2020	15,055	14,726	(410)
Hang Seng Index	21	Nov-2020	3,150	3,175	24
SPI 200 Index	76	Dec-2020	8,155	7,901	(115)
TOPIX Index	147	Dec-2020	21,957	22,643	539

			$80,240	$79,045	$(975)

Percentages are based on Net Assets of $3,899,792 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

†	Investment in Affiliated Security (see Note 5).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (See Note 9). The total market value of securities on loan at September 30, 2020 was $90,323 ($ Thousands).

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	There is currently no rate available.

(D)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2020 was $94,836 ($ Thousands).

ADR — American Depositary Receipt

Cl — Class

FTSE— Financial Times and Stock Exchange

L.P. — Limited Partnership

Ltd. — Limited

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

REIT — Real Estate investment Trust

SPI — Share Price Index

TOPIX- Tokyo Price Index

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,667,301	3,216	–^	3,670,517
Preferred Stock	78,920	–	–	78,920
Rights	–	–	–	–
Affiliated Partnership	–	94,836	–	94,836
Cash Equivalent	71,397	–	–	71,397

Total Investments in Securities	3,817,618	98,052	–	3,915,670

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	563	–	–	563
Unrealized Depreciation	(1,538)	–	–	(1,538)

Total Other Financial Instruments	(975)	–	–	(975)

^One security with a market value of $0.

*Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$122,509	$ 728,493	$ (756,182)	$13	$ 3	$94,836	94,804,714	$1,027	$ —
SEI Daily Income Trust, Government Fund, Cl F	83,730	358,479	(370,812)	—	—	71,397	71,396,914	439	—

Totals	$206,239	$1,086,972	$(1,126,994)	$13	$ 3	$166,233		$1,466	$ —

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

20	SEI Institutional International Trust / Annual Report / September 30, 2020

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Market Equity Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 95.6%

Argentina — 0.2%
MercadoLibre Inc *	2,718	$2,942

Austria — 0.1%
Erste Group Bank AG	66,053	1,381

Brazil — 3.7%
Ambev SA *	630,200	1,407
Arezzo Industria e Comercio SA	145,800	1,392
Atacadao SA *	225,310	814
B3 SA - Brasil Bolsa Balcao	631,020	6,171
Banco Bradesco SA ADR *	1,115,411	3,826
Banco do Brasil SA *	456,813	2,407
Banco Santander Brasil SA	450,800	2,231
CCR SA	331,800	750
Cia de Saneamento do Parana *	132,783	597
Cosan Ltd, Cl A	51,454	764
Cosan SA	184,600	2,242
CPFL Energia SA	133,655	655
Cyrela Brazil Realty SA Empreendimentos e Participacoes	333,098	1,383
Duratex SA *	584,887	1,851
Energisa SA	436,168	3,196
Engie Brasil Energia SA	49,200	353
Gerdau SA ADR	608,335	2,251
Hypera SA *	192,500	1,015
JBS SA	186,066	683
Lojas Renner SA	129,100	910
Magazine Luiza SA	32,799	521
Notre Dame Intermedica Participacoes SA	121,400	1,404
Petrobras Distribuidora SA	298,489	1,076
Petroleo Brasileiro SA	21,549	153
Petroleo Brasileiro SA ADR	833,246	5,933
Porto Seguro SA	107,757	921

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Qualicorp Consultoria e Corretora de Seguros SA	132,618	$803
Rumo SA *	2,306,197	7,807
SLC Agricola SA	130,921	598
TIM Participacoes SA *	885,600	2,046
TIM Participacoes SA ADR *	42,119	486
TOTVS SA	456,657	2,187
Vale SA ADR, Cl B	228,963	2,422
WEG SA	81,666	947
YDUQS Participacoes SA	125,688	611

		62,813

Canada — 0.9%
First Quantum Minerals Ltd	1,264,992	11,241
Ivanhoe Mines Ltd, Cl A *	427,514	1,549
Pan American Silver Corp	38,277	1,231
Parex Resources Inc *	134,497	1,413

		15,434

Chile — 0.2%
Falabella SA	227,607	665
Sociedad Quimica y Minera de Chile SA ADR (A)	65,886	2,136

		2,801

China — 25.7%

Communication Services — 7.4%
Baidu Inc ADR *	21,156	2,678
Focus Media Information Technology Co Ltd, Cl A	5,911,041	7,034
JOYY Inc ADR	32,084	2,588
Momo Inc ADR *	149,967	2,064
NetEase Inc ADR	34,764	15,806
Tencent Holdings Ltd	1,233,777	83,189
Tencent Music Entertainment Group ADR *	174,702	2,580
Weibo Corp ADR *	41,089	1,497
Wuhu Sanqi Interactive Entertainment Network Technology Group Co Ltd, Cl A	1,273,000	7,444

		124,880

Consumer Discretionary — 9.8%
Alibaba Group Holding Ltd ADR	235,928	69,358
Alibaba Group Holding Ltd	699,208	25,193
ANTA Sports Products Ltd	68,000	712
BYD Co Ltd, Cl H	61,000	971
Chow Tai Seng Jewellery Co Ltd, Cl A	428,493	1,574
Great Wall Motor Co Ltd, Cl H	782,000	1,002
Gree Electric Appliances Inc of Zhuhai, Cl A	496,600	3,917
Hangzhou Robam Appliances Co Ltd, Cl A	808,661	3,900
Huazhu Group Ltd ADR	100,693	4,354
JD.com Inc ADR	180,732	14,027
New Oriental Education & Technology Group Inc ADR *	36,907	5,518
Oppein Home Group Inc, Cl A	125,254	1,990

SEI Institutional International Trust / Annual Report / September 30, 2020	21

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Pinduoduo Inc ADR *	57,979	$4,299
Shanghai Yuyuan Tourist Mart Group Co Ltd, Cl A	1,922,200	2,502
Shenzhou International Group Holdings Ltd	68,100	1,163
Suofeiya Home Collection Co Ltd, Cl A	635,400	2,470
TAL Education Group ADR *	19,545	1,486
Trip.com Group Ltd ADR *	158,839	4,946
Vipshop Holdings Ltd ADR *	35,753	559
Yum China Holdings Inc *	39,001	2,065
Zhejiang Supor Co Ltd, Cl A *	104,010	1,209
Zhongsheng Group Holdings Ltd	1,897,867	11,974

		165,189

Consumer Staples — 0.7%
Angel Yeast Co Ltd, Cl A	49,600	445
Kweichow Moutai Co Ltd, Cl A	10,000	2,462
Laobaixing Pharmacy Chain JSC, Cl A	83,520	1,020
Tingyi Cayman Islands Holding Corp	1,292,000	2,280
Tsingtao Brewery Co Ltd, Cl H	126,000	1,029
Uni-President China Holdings Ltd	646,000	595
Wuliangye Yibin Co Ltd, Cl A	79,700	2,602
Yonghui Superstores Co Ltd, Cl A	1,643,100	1,896

		12,329

Energy — 0.1%
Yantai Jereh Oilfield Services Group Co Ltd, Cl A	316,097	1,389

Financials — 3.6%
Agricultural Bank of China Ltd, Cl H	9,356,000	2,937
Bank of China Ltd, Cl H	10,387,000	3,235
China Construction Bank Corp, Cl H	17,087,328	11,156
China Life Insurance Co Ltd, Cl H	1,912,498	4,324
China Merchants Bank Co Ltd, Cl H	1,168,966	5,563
CITIC Securities Co Ltd, Cl H	193,500	434
Industrial & Commercial Bank of China Ltd, Cl H	17,355,068	9,054
Jiangsu Changshu Rural Commercial Bank Co Ltd, Cl A	3,007,774	3,454
Ping An Insurance Group Co of China Ltd, Cl H	2,030,004	21,029

		61,186

Health Care — 0.9%
BeiGene Ltd ADR *	4,364	1,250
China National Medicines Corp Ltd, Cl A	304,000	1,950
Chongqing Zhifei Biological Products Co Ltd, Cl A	237,000	4,878
Huadong Medicine Co Ltd, Cl A	323,200	1,175
Shenzhen Kangtai Biological Products Co Ltd, Cl A	21,200	569
Sichuan Kelun Pharmaceutical Co Ltd, Cl A	841,598	2,759
Zai Lab Ltd ADR *	8,078	672

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zhejiang NHU Co Ltd, Cl A	592,525	$2,605

		15,858

Industrials — 1.2%
China Lesso Group Holdings Ltd	2,242,000	4,066
NARI Technology Co Ltd, Cl A	1,012,783	2,950
Shenzhen Inovance Technology Co Ltd, Cl A	172,500	1,474
Sinotruk Hong Kong Ltd	1,570,580	4,059
Zhejiang Expressway Co Ltd, Cl H	4,404,000	3,185
Zhejiang Weixing New Building Materials Co
Ltd, Cl A	903,786	2,132
ZTO Express Cayman Inc ADR *	57,281	1,714

		19,580

Information Technology — 1.0%
Beijing Sinnet Technology Co Ltd, Cl A	1,034,547	3,420
Beijing Thunisoft Corp Ltd, Cl A	366,400	1,291
Chaozhou Three-Circle Group Co Ltd, Cl A	267,226	1,140
Sangfor Technologies Inc, Cl A	139,691	4,363
Shenzhen Sunway Communication Co Ltd, Cl A	833,290	6,749

		16,963

Materials — 0.7%
Anhui Conch Cement Co Ltd, Cl H	941,963	6,530
China Jushi Co Ltd, Cl A	245,900	524
China National Building Material Co Ltd, Cl H	1,084,733	1,382
Zhejiang Huayou Cobalt Co Ltd, Cl A *	641,013	3,299
Zhejiang Juhua Co Ltd, Cl A	700	1

		11,736

Real Estate — 0.3%
KWG Group Holdings Ltd	1,497,803	2,585
Longfor Group Holdings Ltd	313,197	1,775

		4,360

		433,470

Colombia — 0.2%
Bancolombia SA ADR, Cl R	63,513	1,623
Ecopetrol SA ADR	73,423	722
Grupo de Inversiones Suramericana SA	148,552	795

		3,140

Cyprus — 0.1%
TCS Group Holding PLC GDR	73,758	1,958

Czech Republic — 0.2%
Moneta Money Bank AS	1,277,345	2,937

Egypt — 0.1%
Commercial International Bank Egypt SAE	525,769	2,221

Germany — 0.4%
Delivery Hero SE *	53,642	6,169

Greece — 0.3%
Cairo Mezz PLC *	444,897	38

22	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Eurobank Ergasias Services and Holdings SA *	5,653,895	$2,501
Hellenic Telecommunications Organization SA	62,188	895
JUMBO SA *	25,080	438
OPAP SA	89,224	845

		4,717

Hong Kong — 10.8%
3SBio Inc *(A)	2,435,500	2,772
AIA Group Ltd	265,400	2,631
A-Living Services Co Ltd, Cl H	1,193,812	6,089
ASM Pacific Technology Ltd	279,400	2,860
AviChina Industry & Technology Co Ltd, Cl H	1,455,000	836
BAIC Motor Corp Ltd, Cl H	4,836,000	1,986
Beijing Enterprises Holdings Ltd	961,000	2,903
Beijing Enterprises Water Group Ltd	3,926,000	1,531
Chaoda Modern Agriculture Holdings Ltd *	2,056,181	13
China Conch Venture Holdings Ltd	418,500	1,948
China Education Group Holdings Ltd	1,694,000	3,120
China Gas Holdings Ltd	1,574,200	4,507
China High Precision Automation Group Ltd *	1,385,624	–
China Medical System Holdings Ltd	2,642,000	2,930
China Meidong Auto Holdings Ltd	284,000	1,094
China Mengniu Dairy Co Ltd	235,000	1,113
China Mobile Ltd	1,483,909	9,542
China Resources Beer Holdings Co Ltd	173,465	1,066
China Resources Cement Holdings Ltd	1,010,203	1,392
China Resources Land Ltd	794,000	3,622
China State Construction International Holdings Ltd	2,131,123	1,401
Chinasoft International Ltd	1,530,004	1,119
CNOOC Ltd	10,717,462	10,359
Country Garden Services Holdings Co Ltd	290,801	1,884
CSPC Pharmaceutical Group Ltd	584,000	1,144
Dali Foods Group Co Ltd	4,392,000	2,703
Far East Horizon Ltd	705,884	575
Fuyao Glass Industry Group Co Ltd, Cl H	264,400	976
Galaxy Entertainment Group Ltd *	401,800	2,717
Geely Automobile Holdings Ltd	2,898,000	5,843
GF Securities Co Ltd, Cl H	669,200	853
Greentown Management Holdings Co Ltd *	1,223,429	484
Haier Electronics Group Co Ltd	783,407	2,849
Hansoh Pharmaceutical Group Co Ltd *	150,000	735
Hengan International Group Co Ltd	119,000	870
Hong Kong Exchanges & Clearing Ltd	149,500	7,049
Huatai Securities Co Ltd, Cl H	2,454,000	4,041
Huazhu Group Ltd *	14,900	661
Innovent Biologics Inc *	126,000	941
JD.com Inc, Cl A *	106,450	4,114
Kaisa Group Holdings Ltd	1,557,000	803
Kingboard Laminates Holdings Ltd	1,541,500	2,127
Kunlun Energy Co Ltd	1,750,000	1,158

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lenovo Group Ltd	1,468,000	$974
Li Ning Co Ltd	701,114	3,296
Link REIT ‡	382,816	3,133
Livzon Pharmaceutical Group Inc, Cl H	125,072	572
Logan Group Co Ltd	3,874,000	6,196
Lonking Holdings Ltd	2,166,000	578
Luye Pharma Group Ltd	2,380,500	1,393
Meituan Dianping, Cl B *	399,238	12,600
Minth Group Ltd	1,302,000	5,708
Nine Dragons Paper Holdings Ltd	2,747,070	3,481
Q Technology Group Co Ltd	603,000	679
Shanghai Industrial Holdings Ltd	1,305,000	1,744
Shanghai Industrial Urban Development Group Ltd	261,000	25
Shanghai Pharmaceuticals Holding Co Ltd, Cl H	906,800	1,525
Shenzhen International Holdings Ltd	14,524	23
Shimao Group Holdings Ltd	237,500	990
Sino Biopharmaceutical Ltd	847,269	933
SITC International Holdings Co Ltd	387,000	539
SJM Holdings Ltd	2,299,000	2,742
Sunny Optical Technology Group Co Ltd	363,629	5,621
Techtronic Industries Co Ltd	161,425	2,150
Tianneng Power International Ltd (A)	514,000	928
Topsports International Holdings Ltd	775,000	1,080
United Laboratories International Holdings Ltd/The	668,602	692
Wuxi Biologics Cayman Inc *	70,361	1,729
Xiabuxiabu Catering Management China Holdings Co Ltd (A)	1,600,500	1,983
Xiaomi Corp, Cl B *	1,349,400	3,609
Xinyi Glass Holdings Ltd	1,720,000	3,477
Yihai International Holding Ltd	83,000	1,305
ZhongAn Online P&C Insurance Co Ltd, Cl H *(A)	313,100	1,569
Zhou Hei Ya International Holdings Co Ltd (A)	969,500	1,016
Zoomlion Heavy Industry Science and Technology Co Ltd	1,714,710	1,663

		181,314

Hungary — 0.4%
OTP Bank Nyrt *	20,205	608
Richter Gedeon Nyrt	303,336	6,414

		7,022

India — 9.3%
Ambuja Cements Ltd	757,374	2,236
Apollo Hospitals Enterprise Ltd	72,837	2,125
Aurobindo Pharma Ltd	66,294	718
Bajaj Auto Ltd	65,984	2,580
Bharat Electronics Ltd	542,788	708
Britannia Industries Ltd	16,480	850
Dr Reddy’s Laboratories Ltd ADR	15,819	1,100

SEI Institutional International Trust / Annual Report / September 30, 2020	23

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Escorts Ltd	147,194	$2,646
Essel Propack Ltd	923,632	3,054
GMM Pfaudler Ltd	28,388	1,543
Grasim Industries Ltd	92,199	934
HCL Technologies Ltd	518,059	5,725
HDFC Bank Ltd *	328,388	4,827
HDFC Bank Ltd ADR *	71,233	3,559
HDFC Life Insurance Co Ltd *	110,044	838
Hero MotoCorp Ltd	148,059	6,343
Hindalco Industries Ltd	379,893	908
Hindustan Unilever Ltd	32,765	920
Housing Development Finance Corp Ltd	411,916	9,741
ICICI Bank Ltd *	1,329,504	6,450
ICICI Bank Ltd ADR *	462,301	4,544
ICICI Lombard General Insurance Co Ltd	187,287	3,307
IndusInd Bank Ltd *	604,800	4,365
Infosys Ltd	394,085	5,444
Infosys Ltd ADR	265,853	3,671
Ipca Laboratories Ltd	36,366	1,070
JM Financial Ltd	506,635	532
Jubilant Foodworks Ltd	21,720	691
LIC Housing Finance Ltd	194,234	729
Mahindra & Mahindra Ltd	270,324	2,230
Manappuram Finance Ltd	516,889	1,109
Metropolis Healthcare Ltd	12,312	300
Motherson Sumi Systems Ltd	1,910,388	2,993
Mphasis Ltd	96,297	1,809
Multi Commodity Exchange of India Ltd	81,248	1,903
Muthoot Finance Ltd	115,536	1,777
Petronet LNG Ltd	767,232	2,297
Reliance Industries Ltd	889,619	26,842
SBI Cards & Payment Services Ltd	155,447	1,791
Shriram Transport Finance Co Ltd	110,254	931
Spandana Sphoorty Financial Ltd *	96,705	677
Strides Pharma Science Ltd	188,369	1,847
Tata Consultancy Services Ltd	320,658	10,864
UltraTech Cement Ltd	53,503	2,944
United Breweries Ltd	123,786	1,610
United Spirits Ltd *	253,792	1,782
UPL Ltd	626,546	4,303
Vedanta Ltd	518,151	965
Wipro Ltd	245,158	1,045
WNS Holdings Ltd ADR *	17,029	1,089
Zee Entertainment Enterprises Ltd	699,938	1,993

		155,259

Indonesia — 1.0%
Ace Hardware Indonesia Tbk PT	18,894,300	2,028
Astra International Tbk PT	2,483,700	748
Bank Central Asia Tbk PT	3,049,767	5,564
Bank Mandiri Persero Tbk PT	4,540,700	1,517
Bank Negara Indonesia Persero Tbk PT	1,768,400	529
Bank Rakyat Indonesia Persero Tbk PT	20,689,905	4,244

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Indofood Sukses Makmur Tbk PT	2,458,477	$1,182
Kalbe Farma Tbk PT	8,412,200	877

		16,689

Jordan — 0.1%
Hikma Pharmaceuticals PLC	42,916	1,436

Malaysia — 0.8%
Dialog Group Bhd	1,285,300	1,179
Frontken Corp Bhd	1,091,900	958
Inari Amertron Bhd	5,046,975	2,795
Kossan Rubber Industries	561,200	1,853
Petronas Gas Bhd	227,100	900
PPB Group Bhd	822,800	3,768
Public Bank Bhd	140,200	530
RHB Bank Bhd	1,875,200	2,065

		14,048

Mexico — 1.1%
America Movil SAB de CV ADR, Cl L	202,222	2,526
Arca Continental SAB de CV	68,800	297
Cemex SAB de CV ADR *	215,242	818
Fomento Economico Mexicano SAB de CV	477,029	2,684
Gruma SAB de CV, Cl B	295,491	3,275
Grupo Aeroportuario del Sureste SAB de CV, Cl B	45,605	530
Grupo Financiero Banorte SAB de CV, Cl O *	752,719	2,604
Grupo Mexico SAB de CV, Ser B	1,273,684	3,247
Promotora y Operadora de Infraestructura SAB de CV	82,200	579
Qualitas Controladora SAB de CV	191,603	725
Wal-Mart de Mexico SAB de CV	169,300	406

		17,691

Netherlands — 0.2%
Prosus NV *	40,810	3,769

Peru — 0.3%
Credicorp Ltd	41,800	5,183

Philippines — 0.3%
BDO Unibank Inc	1,048,215	1,875
First Gen Corp	599,361	290
Globe Telecom Inc	31,155	1,337
International Container Terminal Services Inc	585,258	1,324

		4,826

Poland — 0.7%
Cyfrowy Polsat SA	85,560	598
Dino Polska SA *	136,680	8,068
Polski Koncern Naftowy ORLEN SA	39,130	464
Powszechny Zaklad Ubezpieczen SA *	276,225	1,770

		10,900

Qatar — 0.3%
Commercial Bank PSQC/The	420,581	470

24	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Masraf Al Rayan QSC	782,506	$895
Ooredoo QPSC	756,566	1,399
Qatar Gas Transport Co Ltd	1,069,057	791
Qatar National Bank QPSC	239,874	1,201

		4,756

Russia — 3.2%
Detsky Mir PJSC	1,465,592	2,224
Inter RAO UES PJSC	9,685,000	700
LUKOIL PJSC ADR	205,075	11,780
Magnit GDR *	159,457	2,042
Magnit PJSC GDR	13,117	196
Novatek PJSC GDR	751	103
QIWI plc ADR	108,712	1,886
Sberbank of Russia PJSC	533,262	1,567
Sberbank of Russia PJSC ADR	1,260,466	14,709
X5 Retail Group NV GDR	62,031	2,300
Yandex NV, Cl A *	254,878	16,631

		54,138

Saudi Arabia — 0.7%
Advanced Petrochemical Co	39,986	631
Al Rajhi Bank	193,515	3,396
Arab National Bank	102,807	557
Jarir Marketing Co	22,918	1,146
Riyad Bank	332,731	1,657
Samba Financial Group	118,058	849
Saudi Arabian Fertilizer Co	82,608	1,806
Saudi Arabian Oil Co	87,445	837
Saudi Telecom Co	27,365	734
Savola Group/The	72,020	923

		12,536

South Africa — 3.3%
Absa Group Ltd	148,252	793
AngloGold Ashanti Ltd	9,999	259
AngloGold Ashanti Ltd ADR	167,341	4,414
Bid Corp Ltd	160,798	2,484
Bidvest Group Ltd/The	53,538	443
Capitec Bank Holdings Ltd *	77,752	4,833
Exxaro Resources Ltd	87,967	658
FirstRand Ltd	1,828,072	4,519
Gold Fields Ltd ADR	259,966	3,195
Impala Platinum Holdings Ltd	97,797	850
Kumba Iron Ore Ltd	38,672	1,151
Mr Price Group Ltd	556,286	4,404
Naspers Ltd, Cl N	91,875	16,342
Nedbank Group Ltd	188,227	1,136
Old Mutual Ltd	2,051,244	1,274
Sanlam Ltd	216,409	674
Shoprite Holdings Ltd (A)	91,536	752
Sibanye Stillwater Ltd	1,050,424	2,893
SPAR Group Ltd/The	65,425	745

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Standard Bank Group Ltd	510,750	$3,308

		55,127

South Korea — 12.7%
BGF retail Co Ltd	14,911	1,576
Celltrion Healthcare Co Ltd *	6,013	453
Celltrion Inc *	7,812	1,717
Cheil Worldwide Inc	49,727	890
Chong Kun Dang Pharmaceutical Corp	7,769	1,107
CJ CheilJedang Corp	2,976	1,008
CJ ENM Co Ltd	84,589	10,292
CJ Logistics Corp *	6,037	916
Com2uSCorp	28,665	2,808
Coway Co Ltd	61,335	4,184
Daelim Industrial Co Ltd	10,636	706
DB HiTek Co Ltd	40,164	1,296
DB Insurance Co Ltd	38,506	1,484
E-MART Inc	20,043	2,434
Hana Financial Group Inc	126,404	3,040
Hankook Tire & Technology Co Ltd	31,915	858
Hansol Chemical Co Ltd	5,858	752
Hanwha Solutions Corp	9,089	298
Hite Jinro Co Ltd	22,928	711
Hyundai Glovis Co Ltd	7,005	861
Hyundai Mobis Co Ltd	3,801	747
Hyundai Motor Co	10,141	1,544
Iljin Materials Co Ltd	13,880	538
Kakao Corp	17,354	5,411
Kangwon Land Inc	78,015	1,432
KB Financial Group Inc	96,370	3,087
Kia Motors Corp	118,334	4,744
Korea Investment Holdings Co Ltd	10,408	645
Korea Zinc Co Ltd	6,073	1,956
Kumho Petrochemical Co Ltd	27,312	2,564
LG Chem Ltd	17,129	9,572
LG Corp	13,451	854
LG Electronics Inc	60,920	4,799
LG Household & Health Care Ltd	1,582	1,960
LG Innotek Co Ltd	9,473	1,256
Mando Corp	55,616	1,696
NAVER Corp	30,305	7,687
NCSoft Corp	19,669	13,564
Orion Corp/Republic of Korea	50,608	5,690
POSCO ADR	18,699	783
Posco International Corp	59,658	683
Samsung Biologics Co Ltd *	2,980	1,758
Samsung C&T Corp	10,055	901
Samsung Electro-Mechanics Co Ltd	28,815	3,423
Samsung Electronics Co Ltd	1,495,759	74,364
Samsung SDI Co Ltd	8,527	3,163
Seegene Inc	3,544	795
Shinhan Financial Group Co Ltd	30,500	716
SK Hynix Inc	142,970	10,247

SEI Institutional International Trust / Annual Report / September 30, 2020	25

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Market Equity Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
SK Telecom Co Ltd	19,457	$3,963
WONIK IPS Co Ltd *	106,267	3,052
Yuhan Corp	36,409	2,002

		212,987

Switzerland — 0.1%
Wizz Air Holdings Plc *	26,136	1,049

Taiwan — 12.8%
Accton Technology Corp	736,200	5,691
Airtac International Group	114,000	2,594
ASE Technology Holding Co Ltd	833,372	1,714
Asia Cement Corp	2,469,000	3,552
ASMedia Technology Inc	38,000	1,931
Asustek Computer Inc	165,862	1,457
Bizlink Holding Inc	306,000	2,408
Chailease Holding Co Ltd	1,707,800	7,767
Chilisin Electronics Corp	400,000	1,379
Chroma ATE Inc	486,000	2,593
Chunghwa Telecom Co Ltd	955,000	3,533
Compeq Manufacturing Co Ltd	478,000	681
CTBC Financial Holding Co Ltd	995,896	635
Delta Electronics Inc	876,500	5,757
Elite Material Co Ltd	144,000	734
eMemory Technology Inc	48,200	860
Epistar Corp *	932,000	1,149
Fubon Financial Holding Co Ltd	2,738,000	3,984
Gigabyte Technology Co Ltd	280,000	737
Globalwafers Co Ltd	232,000	3,103
Hiwin Technologies Corp	449,300	4,463
Hon Hai Precision Industry Co Ltd	479,000	1,287
Hotai Motor Co Ltd	114,000	2,559
Innolux Corp	5,999,000	1,965
Kinsus Interconnect Technology Corp	480,000	1,105
LandMark Optoelectronics Corp	263,000	2,281
Largan Precision Co Ltd	15,446	1,811
MediaTek Inc	380,137	8,045
Mega Financial Holding Co Ltd	772,177	743
Merida Industry Co Ltd	175,000	1,419
Micro-Star International Co Ltd	944,000	4,374
momo.com Inc	29,000	709
Nien Made Enterprise Co Ltd	95,000	1,137
Novatek Microelectronics Corp	330,000	3,047
Parade Technologies Ltd	98,600	3,619
Poya International Co Ltd	16,000	307
Realtek Semiconductor Corp	102,379	1,315
Ruentex Development Co Ltd	646,500	873
Silergy Corp	18,890	1,122
Silicon Motion Technology Corp ADR	37,880	1,431
Simplo Technology Co Ltd	57,000	593
Sinbon Electronics Co Ltd	148,000	922
Sino-American Silicon Products Inc	306,155	1,033
Swancor Holding Co Ltd	203,000	1,027

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Synnex Technology International Corp	604,000	$865
Taishin Financial Holding Co Ltd	2,854,000	1,266
Taiwan Cement Corp	770,156	1,106
Taiwan Cooperative Financial Holding Co Ltd	945,629	638
Taiwan Semiconductor Manufacturing Co Ltd	5,748,952	86,853
Taiwan Semiconductor Manufacturing Co Ltd ADR	120,310	9,754
Tong Hsing Electronic Industries Ltd	404,000	1,870
Topco Scientific Co Ltd	115,000	456
Tripod Technology Corp	203,000	778
Unimicron Technology Corp	370,853	966
Uni-President Enterprises Corp	2,103,000	4,542
United Microelectronics Corp	3,713,480	3,689
Win Semiconductors Corp	85,000	848
Wistron Corp	1,029,718	1,066
Yuanta Financial Holding Co Ltd	2,152,928	1,330

		215,473

Thailand — 1.7%
Advanced Info Service PCL	457,200	2,476
Carabao Group PCL	343,800	1,278
Carabao Group PCL NVDR (A)	198,629	739
Charoen Pokphand Foods PCL	1,102,000	980
Charoen Pokphand Foods PCL NVDR	1,342,100	1,193
Com7 PCL	1,173,000	1,479
Com7 PCL NVDR	471,500	594
CP ALL PCL *	1,065,300	2,034
Home Product Center PCL	20,873,454	9,521
Intouch Holdings PCL NVDR	528,200	858
Minor International PCL NVDR *(A)	2,591,664	1,647
PTT Exploration & Production PCL NVDR	235,200	588
PTT PCL	1,918,900	1,953
PTT PCL NVDR	632,328	644
Siam Cement PCL	12,487	–
Thai Beverage PCL	4,246,250	1,894

		27,878

Turkey — 0.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	321,920	809
Ford Otomotiv Sanayi AS	58,066	662
Haci Omer Sabanci Holding AS	629,042	681
Koza Altin Isletmeleri AS *	69,194	705
Migros Ticaret AS *(A)	290,177	1,554
Turk Hava Yollari AO *(A)	1,313,088	1,792
Turkcell Iletisim Hizmetleri AS	449,240	888
Turkiye Sise ve Cam Fabrikalari AS (A)	1,772,355	1,687
Ulker Biskuvi Sanayi AS *	201,675	601

		9,379

United Arab Emirates — 0.2%
Aldar Properties PJSC	4,179,647	2,294
Dubai Islamic Bank PJSC	783,536	924

26	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Emaar Properties PJSC *	1,056,677	$804

		4,022

United Kingdom — 1.4%
Anglo American PLC	125,860	3,049
Antofagasta PLC	78,067	1,028
Halyk Savings Bank of Kazakhstan JSC GDR	66,132	706
KAZ Minerals PLC	581,829	3,940
Mail.Ru Group Ltd GDR *	74,228	2,046
NAC Kazatomprom JSC GDR	57,894	845
Network International Holdings PLC	429,536	1,522
Novatek PJSC GDR	7,334	1,002
Polymetal International PLC	203,003	4,427
Polyus PJSC GDR	16,784	1,757
Rio Tinto PLC	38,558	2,320
Tullow Oil PLC *(A)	2,881,615	569
VTB Bank PJSC GDR	1,147,366	955

		24,166

United States — 1.2%
360 DigiTech Inc ADR *	35,350	422
DouYu International Holdings Ltd ADR *	61,193	808
NIO Inc ADR *	393,296	8,346
Pagseguro Digital Ltd, Cl A *	171,276	6,459
Southern Copper Corp	45,441	2,057
Vasta Platform Ltd, Cl A *	103,994	1,605

		19,697

Vietnam — 0.3%
Hoa Phat Group JSC	2,260,634	2,578
Vincom Retail JSC *	1,461,675	1,739

		4,317

Total Common Stock (Cost $1,241,383) ($ Thousands)		1,603,645

PREFERRED STOCK — 1.0%

Brazil — 0.5%
Banco Bradesco SA *(B)	330,158	1,142
Bradespar SA, 3.560% *	89,428	715
Centrais Eletricas Brasileiras SA, 4.880%	99,600	553
Cia Energetica de Minas Gerais (B)	172,551	309
Cia Paranaense de Energia, 2.720% *	155,677	1,718
Itau Unibanco Holding SA (B)	274,466	1,101
Lojas Americanas SA *(B)	75,000	376
Petroleo Brasileiro SA *(B)	677,212	2,367

		8,281

Chile — 0.1%
Embotelladora Andina SA (B)	278,442	613

South Korea — 0.4%
LG Household & Health Care Ltd (B)	3,427	2,077

Description	Shares		Market Value ($ Thousands)

PREFERRED STOCK (continued)
Samsung Electronics Co Ltd (B)		118,755	$5,115

			7,192

Total Preferred Stock (Cost $15,408) ($ Thousands)			16,086

	Number of Warrants

WARRANTS — 0.0%

Thailand — 0.0%
Minor International PCL, Expires 07/31/2023 *		117,803	28
Minor International PCL, Expires 09/30/2021 *		162,947	2

Total Warrants (Cost $—) ($ Thousands)			30

	Number of Rights

RIGHTS — 0.0%

Taiwan — 0.0%
Simplo Technology Co Ltd *‡‡		1,414	–

Total Rights (Cost $—) ($ Thousands)			–

	Face Amount (Thousands)

DEBENTURE BOND — 0.0%

Brazil — 0.0%
Vale, Ser 1997
0.000% (C)(D)	BRL	8	–

Total Debenture Bond (Cost $—) ($ Thousands)			–

	Shares

AFFILIATED PARTNERSHIP — 1.2%
SEI Liquidity Fund, L.P. 0.100% **†(E)		20,013,695	20,023

Total Affiliated Partnership (Cost $20,015) ($ Thousands)			20,023

SEI Institutional International Trust / Annual Report / September 30, 2020	27

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Market Equity Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.6%
SEI Daily Income Trust, Government Fund, Cl F 0.010%**†	27,198,619	$27,199

Total Cash Equivalent (Cost $27,199) ($ Thousands)		27,199

Total Investments in Securities — 99.4% (Cost $1,304,005) ($ Thousands)		$1,666,983

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
MSCI Emerging Markets	537	Dec-2020	$28,761	$29,226	$466

Percentages are based on Net Assets of $1,677,233 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2020.

†	Investment in Affiliated Security (See Note 5).

‡	Real Estate Investment Trust.

‡‡	Expiration date not available.

(A)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (See Note 9). The total market value of securities on loan at September 30, 2020 was $18,725 ($ Thousands).

(B)	There is currently no rate available.

(C)	Perpetual security with no stated maturity date.

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(E)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2020 was $20,023 ($ Thousands).

ADR — American Depositary Receipt

BRL — Brazilian Real

Cl — Class

GDR — Global Depositary Receipt

JSC — Joint-Stock Company

L.P. — Limited Partnership

Ltd. — Limited

MSCI — Morgan Stanley Capital International

NVDR — Non-Voting Depositary Receipt

PJSC — Public Joint-Stock Company

PLC — Public Limited Company

REIT — Real Estate investment Trust

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,599,649	3,996	–	1,603,645
Preferred Stock	14,009	2,077	–	16,086
Warrants	–	30	–	30
Rights	–	–	–	–
Debenture Bond	–	–	–	–
Affiliated Partnership	–	20,023	–	20,023
Cash Equivalent	27,199	–	–	27,199

Total Investments in Securities	1,640,857	26,126	–	1,666,983

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	466	–	–	466

Total Other Financial Instruments	466	–	–	466

*Futures contracts are valued at the unrealized appreciation on the instruments.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

28	SEI Institutional International Trust / Annual Report / September 30, 2020

The following is a summary of the transactions with affiliates for the year ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$48,638	$202,332	$(230,948)	$1	$—	$20,023	20,013,695	$ 339	$—
SEI Daily Income Trust, Government Fund, Cl F	29,816	257,448	(260,065)	—	—	27,199	27,198,619	180	—

Totals	$78,454	$459,780	$(491,013)	$1	$—	$47,222		$ 519	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2020	29

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund

†Percentages based on total investments.

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 92.3%
Australia — 2.8%
Australia & New Zealand Banking Group
4.500%, 03/19/2024 (A)		$200	$220
Australia & New Zealand Banking Group MTN
5.000%, 08/16/2023	AUD	750	606
3.625%, 07/18/2022	EUR	300	378
Australia Government Bond
4.750%, 04/21/2027	AUD	820	749
4.500%, 04/21/2033		195	198
3.750%, 04/21/2037		1,463	1,439
3.250%, 04/21/2025		843	685
3.000%, 03/21/2047		3,161	2,929
2.750%, 04/21/2024		1,230	961
2.750%, 06/21/2035		1,243	1,088
2.750%, 05/21/2041		609	533
2.500%, 05/21/2030		607	504
1.750%, 06/21/2051		305	220
BHP Billiton Finance
4.750%, VAR EUR Swap Annual 5 Yr+4.363%, 04/22/2076	EUR	101	121
Commonwealth Bank of Australia MTN
3.000%, 05/03/2022		330	408
0.375%, 04/11/2024		455	547
Glencore Finance Europe MTN
1.625%, 01/18/2022		240	285
1.500%, 10/15/2026		120	144
National Australia Bank
5.000%, 03/11/2024	AUD	750	618
National Australia Bank MTN
2.250%, 06/06/2025	EUR	206	271
Westpac Banking Corp MTN
1.500%, 03/24/2021		220	261
0.500%, 05/17/2024		885	1,070

			14,235

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Austria — 1.4%
JAB Holdings BV
1.000%, 12/20/2027	EUR	400	$467
Republic of Austria Government Bond (A)
4.150%, 03/15/2037		326	652
3.650%, 04/20/2022		1,045	1,307
2.400%, 05/23/2034		110	175
2.100%, 09/20/2117		50	124
0.850%, 06/30/2120		9	13
0.750%, 10/20/2026		749	950
0.750%, 03/20/2051		515	707
0.500%, 02/20/2029		885	1,120
0.000%, 07/15/2024 (E)		765	919
Republic of Austria Government Bond, Ser 97-6
6.250%, 07/15/2027		525	904

			7,338

Belgium — 2.0%
Anheuser-Busch InBev MTN
2.250%, 05/24/2029	GBP	205	282
2.125%, 12/02/2027	EUR	410	537
1.125%, 07/01/2027		230	283
Anheuser-Busch InBev Finance
2.600%, 05/15/2024	CAD	550	440
Kingdom of Belgium Government Bond
4.250%, 03/28/2041 (A)	EUR	470	997
3.750%, 06/22/2045		259	553
3.000%, 06/22/2034 (A)		346	579
2.600%, 06/22/2024 (A)		243	320
1.700%, 06/22/2050 (A)		246	394
1.600%, 06/22/2047 (A)		351	542
1.000%, 06/22/2031 (A)		490	651
0.900%, 06/22/2029 (A)		305	398
0.800%, 06/22/2025 (A)		263	329
0.500%, 10/22/2024 (A)		810	994
0.200%, 10/22/2023 (A)		1,050	1,264
0.000%, 10/22/2027 (A) (E)		1,425	1,727
Kingdom of Belgium Government Bond, Ser 44
5.000%, 03/28/2035 (A)		64	130

			10,420

Brazil — 0.0%
Odebrecht Finance
7.125%, 06/26/2042 (B)		$280	17
4.375%, 04/25/2025 (B)		200	10

			27

Canada — 6.8%
Bank of Montreal
0.750%, 09/21/2022	EUR	235	282
Bank of Montreal MTN
0.125%, 04/19/2021		280	330

30	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Bank of Nova Scotia MTN
0.750%, 09/17/2021	EUR	570	$676
Bell Canada MTN
4.700%, 09/11/2023	CAD	80	66
Canada Housing Trust No. 1 (A)
2.250%, 12/15/2025		2,235	1,814
1.750%, 06/15/2022		2,465	1,892
Canadian Government Bond
5.750%, 06/01/2033		1,205	1,451
5.000%, 06/01/2037		816	1,003
2.750%, 12/01/2048		400	420
2.750%, 12/01/2048		300	315
2.500%, 06/01/2024		1,761	1,425
2.250%, 06/01/2029		3,965	3,410
1.500%, 06/01/2026 (F)		7,545	6,011
1.000%, 09/01/2022		525	399
1.000%, 06/01/2027		1,375	1,071
0.750%, 09/01/2021		655	493
Canadian Imperial Bank of Commerce
0.239%, 07/25/2022 (E)	EUR	445	526
Export Development Canada MTN
2.400%, 06/07/2021	AUD	1,259	916
Husky Energy
4.400%, 04/15/2029		$205	214
Province of Alberta Canada MTN
1.000%, 11/15/2021	GBP	650	847
Province of Manitoba Canada
3.850%, 12/01/2021	CAD	710	554
Province of Ontario Canada
4.700%, 06/02/2037		1,355	1,439
4.650%, 06/02/2041		540	590
2.800%, 06/02/2048		2,200	1,909
2.600%, 06/02/2025		1,614	1,314
2.400%, 06/02/2026		585	475
Province of Ontario Canada MTN
0.161%, VAR ICE LIBOR GBP 3 Month+0.090%, 11/10/2020	GBP	600	776
Province of Quebec Canada
6.250%, 06/01/2032	CAD	720	815
3.500%, 12/01/2048		520	511
Rogers Communications
4.000%, 06/06/2022		165	130
Royal Bank of Canada MTN
0.500%, 12/16/2020	EUR	1,000	1,175
Toronto-Dominion Bank
0.000%, 02/09/2024 (E)		490	582
Toyota Credit Canada MTN
2.200%, 02/25/2021	CAD	1,500	1,131

			34,962

China — 5.4%
China Development Bank
4.880%, 02/09/2028	CNY	10,600	1,673

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.650%, 05/21/2029	CNY	18,120	$2,635
3.480%, 01/08/2029		23,680	3,404
3.390%, 07/10/2027		9,530	1,381
3.230%, 01/10/2025		11,360	1,650
China Government Bond
3.390%, 03/16/2050		44,030	5,922
3.120%, 12/05/2026		39,150	5,755
2.850%, 06/04/2027		22,770	3,270
2.680%, 05/21/2030		9,350	1,320
1.990%, 04/09/2025		3,270	460
Prosus
3.680%, 01/21/2030 (A)		$275	297
Weibo
3.500%, 07/05/2024		200	210

			27,977

Colombia — 0.5%
Colombian TES
10.000%, 07/24/2024	COP	1,833,400	584
7.750%, 09/18/2030		2,685,700	804
7.500%, 08/26/2026		1,100,600	329
7.250%, 10/18/2034		164,600	47
7.000%, 05/04/2022		312,500	87
7.000%, 06/30/2032		968,800	272
6.000%, 04/28/2028		1,690,100	463
5.750%, 11/03/2027		176,100	48

			2,634

Czech Republic — 0.2%
Czech Republic Government Bond
4.700%, 09/12/2022	CZK	7,470	352
2.500%, 08/25/2028		14,630	718

			1,070

Denmark — 0.4%
Danske Bank MTN
5.875%, VAR EUR Swap Annual 7 Yr+5.471% (D)	EUR	344	415
Kingdom of Denmark
4.500%, 11/15/2039	DKK	2,040	611
1.500%, 11/15/2023		4,025	676
Orsted
6.250%, VAR EUR Swap Annual 5 Yr+4.750%, 06/26/2099	EUR	210	279

			1,981

Egypt — 0.0%
Egypt Government International Bond MTN
4.750%, 04/11/2025 (A)		170	194

Finland — 0.6%
Finland Government Bond (A)
1.375%, 04/15/2047		130	206
0.000%, 09/15/2030 (E)		1,397	1,692

SEI Institutional International Trust / Annual Report / September 30, 2020	31

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Government of Finland
0.875%, 09/15/2025 (A)	EUR	355	$448
Nordea Kiinnitysluottopankki MTN
0.250%, 03/18/2026		480	583

			2,929

France — 6.9%
BNP Paribas MTN
3.375%, 01/23/2026	GBP	490	696
2.875%, 10/01/2026	EUR	160	209
1.250%, 03/19/2025		375	458
BNP Paribas Home Loan SFH
0.375%, 05/07/2025		400	486
BPCE
5.150%, 07/21/2024		$310	347
BPCE MTN
1.125%, 01/18/2023	EUR	300	360
BPCE SFH MTN
3.750%, 09/13/2021		200	244
Bpifrance Financement
0.064%, 11/25/2022 (E)		600	709
Caisse Francaise de Financement Local MTN
3.000%, 10/02/2028		100	148
0.500%, 01/19/2026		500	614
Cie de Financement Foncier
0.375%, 12/11/2024		300	364
Cie de Financement Foncier MTN
5.500%, 01/26/2027	GBP	387	648
CNP Assurances
1.875%, 10/20/2022	EUR	200	241
Credit Agricole Home Loan SFH MTN
1.250%, 03/24/2031		300	404
0.250%, 02/23/2024		700	840
Dexia Credit Local MTN
0.625%, 02/03/2024		200	242
0.500%, 01/17/2025		300	363
0.000%, 05/29/2024 (E)		1,200	1,424
Electricite de France MTN
5.375%, VAR EUR Swap Annual 12 Yr+3.794% (D)		200	257
4.000%, 11/12/2025		350	493
2.250%, 04/27/2021		100	119
Elis SA
1.000%, 04/03/2025		100	109
Engie
3.250%, VAR EUR Swap Annual 5 Yr+3.169% (D)		500	627
Engie MTN
0.875%, 03/27/2024		300	363
0.375%, 02/28/2023		100	119
French Republic Government Bond OAT
5.750%, 10/25/2032		403	816
4.500%, 04/25/2041		334	736

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.000%, 10/25/2038	EUR	99	$198
4.000%, 04/25/2055 (A)		195	490
3.250%, 05/25/2045		2,061	4,126
2.750%, 10/25/2027		242	350
2.500%, 05/25/2030		238	356
1.750%, 05/25/2023		2,359	2,944
1.750%, 06/25/2039 (A)		60	92
1.750%, 05/25/2066 (A)		165	291
0.750%, 05/25/2028		279	357
0.750%, 11/25/2028		277	356
0.500%, 05/25/2029		284	358
0.000%, 03/25/2025 (E)		633	763
0.000%, 02/25/2021 (E)		2,055	2,415
0.000%, 05/25/2021 (E)		1,685	1,983
0.000%, 05/25/2022 (E)		868	1,029
0.000%, 02/25/2026 (E)		530	640
0.000%, 11/25/2029 (E)		297	359
Orange MTN
2.500%, 03/01/2023		500	623
1.750%, VAR EUAMDB05+2.181% (D)		400	469
SNCF Reseau MTN
2.000%, 02/05/2048		300	458
SNCF Reseau EPIC MTN
5.500%, 12/01/2021	GBP	205	281
4.250%, 10/07/2026	EUR	200	298
2.250%, 12/20/2047		300	484
1.125%, 05/19/2027		300	383
1.125%, 05/25/2030		200	259
Societe Generale
4.250%, 04/14/2025 (A)		$325	347
Societe Generale MTN
1.125%, 01/23/2025	EUR	100	120
SPCM SA
2.000%, 02/01/2026		117	137
Suez
2.875%, VAR EUR Swap Annual 5 Yr+2.504% (D)		300	358
TOTAL MTN
3.369%, VAR EUR Swap Annual 5 Yr+3.350% (D)		260	332
1.750%, VAR EUR Swap Annual 5 Yr+1.765% (D)		115	135
Total Capital International MTN
4.250%, 11/26/2021	AUD	640	476
UNEDIC ASSEO MTN
1.250%, 05/25/2033	EUR	700	945

			35,648

Germany — 5.4%
Allianz
2.241%, VAR Euribor 3 Month+2.650%, 07/07/2045		600	741

32	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
BMW Finance MTN
0.454%, 01/29/2021	JPY	200,000	$1,893
Bundesobligation
0.000%, 10/18/2024 (E)	EUR	1,830	2,210
Bundesrepublik Deutschland Bundesanleihe
4.000%,01/04/2037		411	834
3.250%, 07/04/2042		1,121	2,344
2.500%, 08/15/2046		1,242	2,478
0.500%, 02/15/2026		138	173
0.281%, 08/15/2026		1,882	2,301
0.250%, 02/15/2027		2,160	2,690
0.281%, 02/15/2030 (E)		895	1,105
Bundesrepublik Deutschland Bundesanleihe, Ser 03
4.750%, 07/04/2034		95	193
Cheplapharm Arzneimittel GmbH
3.500%, 02/11/2027 (A)		191	216
Commerzbank MTN
4.000%, VAR EUR Swap Annual 5 Yr+4.350%, 12/05/2030		200	239
Daimler International Finance BV MTN
0.250%, 11/06/2023		430	504
Deutsche Telekom International Finance BV MTN
0.625%, 04/03/2023		330	394
E.ON MTN
0.000%, 12/18/2023 (E)		550	645
IHO Verwaltungs GmbH
3.625%, 05/15/2025 (A)		175	206
Kreditanstalt fuer Wiederaufbau
2.600%, 06/20/2037	JPY	160,000	2,159
0.500%, 09/15/2027	EUR	510	640
0.125%, 06/07/2023		1,135	1,358
Kreditanstalt fuer Wiederaufbau MTN
2.800%, 02/17/2021	AUD	1,230	890
Landwirtschaftliche Rentenbank MTN
0.625%, 05/18/2027	EUR	225	283
Merck Financial Services GmbH MTN
0.125%, 07/16/2025		400	472
Vertical Midco GmbH
4.375%, 07/15/2027 (A)		240	286
Volkswagen Bank GmbH MTN
0.625%, 09/08/2021		200	236
Volkswagen Financial Services MTN
2.750%, 10/02/2020	GBP	850	1,099
Volkswagen International Finance
1.125%, 10/02/2023	EUR	400	479
Volkswagen Leasing GmbH MTN
1.125%, 04/04/2024		520	618
WEPA Hygieneprodukte GmbH
2.875%, 12/15/2027		298	343

			28,029

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Hungary — 0.2%
Hungary Government Bond
3.000%, 06/26/2024	HUF	297,650	$1,014

Indonesia — 0.5%
Indonesia Government International Bond
8.375%, 03/15/2034	IDR	797,000	1,500
1.450%, 09/18/2026	EUR	300	356
Indonesia Treasury Bond
7.375%, 05/15/2048	IDR	7,641,000	507

			2,363

Ireland — 0.5%
AerCap Ireland Capital DAC
6.500%, 07/15/2025		$200	216
4.500%, 09/15/2023		205	211
Allied Irish Banks MTN
4.125%, VAR EUR Swap Annual 5 Yr+3.950%, 11/26/2025	EUR	177	208
CRH Funding MTN
1.875%, 01/09/2024		310	384
Ireland Government Bond
5.400%, 03/13/2025		351	522
1.500%, 05/15/2050		250	378
1.100%, 05/15/2029		670	879

			2,798

Israel — 0.2%
Israel Government Bond
5.500%, 01/31/2042	ILS	276	141
4.250%, 03/31/2023		2,521	812
2.000%, 03/31/2027		925	297

			1,250

Italy — 6.8%
Assicurazioni Generali MTN
5.500%, VAR Euribor 3 Month+5.350%, 10/27/2047	EUR	230	317
Enel
3.500%, VAR EUR Swap Annual 5 Yr+3.564%, 05/24/2080		175	217
Enel Finance International MTN
5.750%, 09/14/2040	GBP	145	287
Eni
4.250%, 05/09/2029 (A)		$515	580
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (A)		530	557
3.625%, 12/05/2022	EUR	200	255
Italy Buoni Poliennali Del Tesoro
5.000%, 09/01/2040 (A)		1,393	2,615
3.850%, 09/01/2049 (A)		245	425
3.750%, 05/01/2021 (A)		386	463
3.500%, 03/01/2030 (A)		665	972
3.350%, 03/01/2035 (A)		1,493	2,249

SEI Institutional International Trust / Annual Report / September 30, 2020	33

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.100%, 03/01/2040 (A)	EUR	267	$399
3.000%, 08/01/2029		1,609	2,255
2.800%, 03/01/2067 (A)		90	131
2.700%, 03/01/2047 (A)		55	79
2.450%, 09/01/2033 (A)		552	753
2.450%, 09/01/2050 (A)		420	572
2.000%, 02/01/2028		512	661
1.850%, 07/01/2025 (A)		6,560	8,268
1.800%, 03/01/2041 (A)		1,526	1,874
1.650%, 12/01/2030 (A)		1,509	1,904
1.350%, 04/15/2022		4,630	5,560
0.950%, 03/01/2023		1,546	1,860
0.300%, 08/15/2023 (A)		784	928
UniCredit MTN
6.572%, 01/14/2022 (A)		$350	372
4.875%, VAR EUAMDB05+4.739%, 02/20/2029	EUR	220	273

			34,826

Japan — 14.8%
Development Bank of Japan
2.300%, 03/19/2026	JPY	220,000	2,339
1.050%, 06/20/2023		10,000	97
Government of Japan 10 Year Bond
0.900%, 06/20/2022		859,850	8,294
0.100%, 06/20/2026		74,300	713
0.100%, 03/20/2027		71,550	687
Government of Japan 20 Year Bond
1.900%, 09/20/2022		406,050	4,003
1.700%, 06/20/2033		1,207,550	13,656
1.400%, 09/20/2034		444,650	4,902
1.000%, 12/20/2035		50,000	526
0.700%, 03/20/2037		38,450	387
0.500%, 09/20/2036		451,400	4,415
0.200%, 06/20/2036		169,400	1,585
Government of Japan 20 Year Bond, Ser 140
1.700%, 09/20/2032		210,750	2,369
Government of Japan 20 Year Bond, Ser 143
1.600%, 03/20/2033		40,450	452
Government of Japan 20 Year Bond, Ser 144
1.500%, 03/20/2033		87,200	964
Government of Japan 30 Year Bond
0.800%, 09/20/2047		549,500	5,539
0.300%, 06/20/2046		74,600	669
Government of Japan 30 Year Bond, Ser 29
2.400%, 09/20/2038		119,300	1,532
Government of Japan 30 Year Bond, Ser 30
2.300%, 03/20/2039		387,700	4,934
Government of Japan 30 Year Bond, Ser 33
2.000%, 09/20/2040		212,700	2,629
Government of Japan 30 Year Bond, Ser 36
2.000%, 03/20/2042		252,050	3,147

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Government of Japan 30 Year Bond, Ser 37
1.900%, 09/20/2042	JPY	166,850	$2,058
Government of Japan 30 Year Bond, Ser 38
1.800%, 03/20/2043		207,550	2,527
Government of Japan 40 Year Bond
0.400%, 03/20/2056		351,250	3,099
Government of Japan 40 Year Bond, Ser 6
1.900%, 03/20/2053		38,700	506
Japan Bank for International Cooperation
2.125%, 11/16/2020		$2,200	2,205
Mitsubishi UFJ Financial Group
0.339%, 07/19/2024	EUR	250	295
Mizuho Financial Group MTN
0.956%, 10/16/2024		385	466
Mizuho Financial Group Cayman
3 4.600%, 03/27/2024 (A)		$450	494
Nissan Motor
4.345%, 09/17/2027 (A)		205	205
Takeda Pharmaceutical
1.125%, 11/21/2022 (A)	EUR	430	515
0.750%, 07/09/2027		125	149

			76,358

Luxembourg — 0.1%
Prologis International Funding II
2.375%, 11/14/2030		200	274
SIG Combibloc PurchaseCo Sarl
1.875%, 06/18/2023 (A)		114	136

			410

Malaysia — 1.3%
Malaysia Government Bond
4.232%, 06/30/2031	MYR	635	172
4.181%, 07/15/2024		3,360	866
4.048%, 09/30/2021		3,380	832
3.955%, 09/15/2025		3,440	893
3.885%, 08/15/2029		2,032	535
3.882%, 03/10/2022		568	141
3.828%, 07/05/2034		2,337	609
3.795%, 09/30/2022		3,430	856
3.502%, 05/31/2027		7,477	1,917

			6,821

Mexico — 1.8%
Mexican Bonos
8.000%, 11/07/2047	MXN	18,935	948
7.750%, 11/23/2034		4,820	245
7.750%, 11/13/2042		25,845	1,268
7.500%, 06/03/2027		2,763	139
5.750%, 03/05/2026		14,711	682
Mexican Bonos, Ser M
6.500%, 06/10/2021		5,356	246
Mexican Bonos, Ser M20
10.000%, 12/05/2024		46,390	2,497

34	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.500%, 05/31/2029	MXN	8,114	$435
7.750%, 05/29/2031		25,298	1,292
Mexican Bonos, Ser M30
10.000%, 11/20/2036		22,113	1,335
8.500%, 11/18/2038		3,304	175

			9,262

Netherlands — 2.5%
ABN AMRO Bank
4.750%, 07/28/2025		$305	343
ABN AMRO Bank MTN
1.250%, 01/10/2033	EUR	300	411
Akzo Nobel Sweden Finance MTN
2.625%, 07/27/2022		340	418
BNG Bank MTN
0.250%, 02/22/2023		1,505	1,796
Cooperatieve Rabobank UA
3.250%, VAR EUR Swap Annual 5 Yr+3.702% (D)		200	221
Cooperatieve Rabobank UA MTN
5.250%, 09/14/2027	GBP	195	314
4.625%, 05/23/2029		130	206
1.250%, 05/31/2032	EUR	300	409
Heineken MTN
1.000%, 05/04/2026		335	412
ING Groep
5.750%, VAR US Treas Yield Curve Rate
T Note Const Mat 5 Yr+4.342% (D)		$200	208
Intertrust Group BV
3.375%, 11/15/2025 (A)	EUR	180	215
Lincoln Financing SARL
3.625%, 04/01/2024 (A)		170	191
Nederlandse Waterschapsbank MTN
1.250%, 05/27/2036		281	387
0.625%, 01/18/2027		225	280
Netherlands Government Bond (A)
4.000%, 01/15/2037		389	776
2.750%, 01/15/2047		288	592
2.500%, 01/15/2033		550	874
2.000%, 07/15/2024		345	446
0.500%, 07/15/2026		570	713
0.500%, 01/15/2040		382	504
0.250%, 07/15/2025		922	1,129
0.000%, 01/15/2022 (E)		914	1,080
0.000%, 07/15/2030 (E)		865	1,056
Q-Park Holding
2.000%, 03/01/2027		122	128

			13,109

New Zealand — 1.0%
New Zealand Government Bond
6.000%, 05/15/2021	NZD	900	617
5.500%, 04/15/2023		1,608	1,211

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.000%, 04/20/2029	NZD	873	$704
2.750%, 04/15/2025		1,289	957
2.750%, 04/15/2037		687	582
1.500%, 05/15/2031		956	696
New Zealand Local Government Funding Agency Bond
4.500%, 04/15/2027		479	396

			5,163

Norway — 0.6%
DNB Bank
6.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.080% (D)		$355	368
Norway Government Bond (A)
3.000%, 03/14/2024	NOK	2,516	295
2.000%, 05/24/2023		5,358	600
2.000%, 04/26/2028		3,738	444
1.750%, 02/17/2027		4,149	481
1.750%, 09/06/2029		2,174	256
1.500%, 02/19/2026		2,403	272
1.375%, 08/19/2030		1,510	173

			2,889

Poland — 0.2%
Republic of Poland Government Bond
2.750%, 10/25/2029	PLN	1,493	435
2.500%, 07/25/2027		1,860	529

			964

Portugal — 0.6%
EDP - Energias de Portugal
4.496%, VAR EUR Swap Annual 5 Yr+4.287%, 04/30/2079	EUR	300	379
Portugal Obrigacoes do Tesouro OT (A)
4.100%, 04/15/2037		277	500
2.200%, 10/17/2022		775	961
1.950%, 06/15/2029		199	271
0.900%, 10/12/2035		251	306
0.700%, 10/15/2027		735	905

			3,322

Qatar — 0.1%
Qatar Government International Bond
3.400%, 04/16/2025 (A)		$385	422

Romania — 0.1%
Romania Government Bond
3.650%, 07/28/2025	RON	1,540	376

Saudi Arabia — 0.1%
SABIC Capital II BV
4.000%, 10/10/2023 (A)		$345	371

SEI Institutional International Trust / Annual Report / September 30, 2020	35

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Saudi Government International Bond MTN
2.375%, 10/26/2021 (A)		$275	$279

			650

Singapore — 2.5%
Singapore Government Bond
3.500%, 03/01/2027	SGD	1,341	1,157
3.375%, 09/01/2033		112	106
3.125%, 09/01/2022		3,592	2,777
3.000%, 09/01/2024		5,560	4,488
2.875%, 07/01/2029		1,258	1,081
2.875%, 09/01/2030		189	165
2.750%, 04/01/2042		114	106
2.750%, 03/01/2046		200	193
2.375%, 07/01/2039		963	836
2.250%, 08/01/2036		412	348
2.125%, 06/01/2026		1,259	1,002
Temasek Financial I MTN
2.375%, 01/23/2023 (A)		$495	516

			12,775

Slovak Republic — 0.0%
Slovakia Government Bond
3.375%, 11/15/2024	EUR	75	102

Slovenia — 0.1%
Slovenia Government Bond
1.250%, 03/22/2027		305	391

South Africa — 0.1%
Anglo American Capital MTN
1.625%, 09/18/2025		220	270

South Korea — 0.6%
Hyundai Capital Services MTN
3.500%, 03/30/2022	AUD	680	494
Korea Treasury Bond
3.000%, 09/10/2024	KRW	1,206,590	1,110
2.000%, 03/10/2049		361,670	337
1.875%, 06/10/2029		401,030	355
1.500%, 12/10/2026		994,000	863

			3,159

Spain — 4.4%
Arena Luxembourg Finance
1.875%, 02/01/2028	EUR	175	184
Ayt Cedulas Cajas Global
3.750%, 12/14/2022		600	767
Banco Bilbao Vizcaya Argentaria
5.875%, VAR EUR Swap Annual 5 Yr+5.660% (D)		200	231
2.250%, 06/12/2024		200	257

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Banco de Sabadell
0.625%, VAR EUSA1+0.970%, 11/07/2025	EUR	400	$462
Banco Santander
5.250%, VAR EUR Swap Annual 5 Yr+4.999% (D)		200	227
5.179%, 11/19/2025		$400	453
1.000%, 03/03/2022	EUR	400	478
CaixaBank
1.250%, 01/11/2027		500	642
Gas Natural Fenosa Finance BV MTN
1.250%, 04/19/2026		300	371
Instituto de Credito Oficial MTN
6.000%, 03/08/2021		180	217
Naturgy Finance BV
4.125%, VAR EUR Swap Annual 8 Yr+3.353% (D)		200	243
Spain Government Bond
6.000%, 01/31/2029		104	182
5.750%, 07/30/2032		102	195
4.900%, 07/30/2040 (A)		28	58
4.700%, 07/30/2041 (A)		781	1,599
3.450%, 07/30/2066 (A)		192	390
2.350%, 07/30/2033 (A)		605	879
1.950%, 07/30/2030 (A)		141	194
1.850%, 07/30/2035 (A)		135	187
1.600%, 04/30/2025 (A)		504	643
1.500%, 04/30/2027 (A)		393	510
1.400%, 04/30/2028 (A)		1,009	1,308
1.250%, 10/31/2030 (A)		1,278	1,647
1.200%, 10/31/2040 (A)		1,170	1,469
1.000%, 10/31/2050 (A)		412	475
0.800%, 07/30/2027 (A)		3,965	4,918
0.600%, 10/31/2029 (A)		151	184
0.500%, 04/30/2030 (A)		251	303
0.000%, 04/30/2023 (E)		1,869	2,215
Telefonica Europe BV
4.375%, VAR EUR Swap Annual 6 Yr+4.107% (D)		300	370
3.750%, VAR EUR Swap Annual 5 Yr+3.858% (D)		100	119

			22,377

Supra-National — 2.4%
Asian Development Bank MTN
2.350%, 06/21/2027	JPY	290,000	3,216
European Financial Stability Facility MTN
0.500%, 07/11/2025	EUR	695	855
European Investment Bank
1.900%, 01/26/2026	JPY	397,500	4,182
European Investment Bank MTN
1.250%, 05/12/2025	SEK	13,180	1,544
0.250%, 10/14/2024	EUR	156	189

36	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
European Stability Mechanism MTN
1.000%, 09/23/2025	EUR	570	$718
International Bank for Reconstruction & Development MTN
2.800%, 01/13/2021	AUD	1,230	888
International Finance MTN
2.375%, 07/19/2023	CAD	1,000	789

			12,381

Sweden — 0.7%
Kommunivest I Sverige AB MTN
1.000%, 10/02/2024	SEK	5,830	676
Skandinaviska Enskilda Banken MTN
0.250%, 06/20/2024	EUR	460	553
Stadshypotek MTN
0.375%, 02/22/2023		485	581
Swedbank
5.625%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.134% (D)		$200	209
Swedbank Hypotek
0.375%, 03/11/2022	EUR	360	427
Sweden Government Bond
3.500%, 06/01/2022	SEK	3,040	361
3.500%, 03/30/2039		1,205	212
1.000%, 11/12/2026		1,725	208
Vattenfall MTN
6.250%, 03/17/2021	EUR	213	257

			3,484

Switzerland — 0.8%
Credit Suisse MTN
0.750%, 09/17/2021		220	261
Credit Suisse Group
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600% (D)		$286	302
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+4.600% (A)(D)		200	211
Credit Suisse Group Funding Guernsey MTN
1.250%, 04/14/2022	EUR	295	353
Government of Switzerland
2.000%, 04/28/2021	CHF	735	813
2.000%, 05/25/2022		75	86
1.500%, 04/30/2042		408	623
1.250%, 06/11/2024		405	474
Swiss Re Finance Luxembourg
5.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.582%, 04/02/2049 (A)		$200	227
UBS MTN
4.750%, VAR EUR Swap Annual 5 Yr+3.400%, 02/12/2026	EUR	200	237

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
UBS Group Funding Switzerland
1.750%, 11/16/2022	EUR	427	$520

			4,107

Thailand — 0.5%
Thailand Government Bond
4.875%, 06/22/2029	THB	16,455	669
4.675%, 06/29/2044		17,119	801
3.650%, 12/17/2021		11,020	361
3.625%, 06/16/2023		5,375	183
3.300%, 06/17/2038		3,522	134
2.125%, 12/17/2026		7,336	247

			2,395

Turkey — 0.1%
Turkiye Vakiflar Bankasi TAO
2.375%, 05/04/2021	EUR	265	307

United Arab Emirates — 0.1%
Abu Dhabi Government International Bond MTN
2.500%, 04/16/2025 (A)		$255	271
DP World Crescent MTN
4.848%, 09/26/2028		265	293

			564

United Kingdom — 7.3%
Barclays Bank MTN
10.000%, 05/21/2021	GBP	180	245
BAT International Finance MTN
1.250%, 03/13/2027	EUR	333	399
BG Energy Capital MTN
2.250%, 11/21/2029		400	538
BP Capital Markets
4.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.036% (D)		$470	490
3.250%, VAR EUR Swap Annual 5 Yr+3.880% (D)	EUR	110	132
BP Capital Markets MTN
1.117%, 01/25/2024		165	200
0.831%, 11/08/2027		130	156
Centrica MTN
4.375%, 03/13/2029	GBP	164	254
CK Hutchison Finance 16 II
0.875%, 10/03/2024	EUR	212	253
CNH Industrial Finance Europe MTN
2.875%, 05/17/2023		220	275
1.750%, 09/12/2025		130	158
CPUK Finance
3.588%, 08/28/2025		215	285
DS Smith MTN
1.375%, 07/26/2024		430	514
Gatwick Funding MTN
5.250%, 01/23/2024	GBP	250	348

SEI Institutional International Trust / Annual Report / September 30, 2020	37

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Heathrow Funding MTN
2.750%, 08/09/2049	GBP	160	$188
1.875%, 05/23/2022	EUR	235	280
HSBC Holdings
6.375%, VAR USD ICE Swap 11:00 NY 5 Yr+4.368% (D)		$200	209
3.000%, VAR BPSW1+1.650%, 07/22/2028	GBP	167	231
HSBC Holdings MTN
6.000%, 03/29/2040		70	121
Imperial Brands Finance
0.500%, 07/27/2021	EUR	150	176
Nationwide Building Society MTN
4.625%, 02/08/2021		550	657
Natwest Group
2.540%, VAR ICE LIBOR USD 3 Month+2.320% (D)		$200	190
Northumbrian Water Finance
6.875%, 02/06/2023	GBP	190	280
Rolls-Royce MTN
0.875%, 05/09/2024	EUR	140	142
Santander UK Group Holdings PLC MTN
3.625%, 01/14/2026	GBP	100	142
Santander UK PLC MTN
4.250%, 04/12/2021	EUR	350	421
Severn Trent Utilities Finance MTN
3.625%, 01/16/2026	GBP	175	258
Sky PLC MTN
6.000%, 05/21/2027		50	86
2.250%, 11/17/2025	EUR	275	359
Standard Chartered
1.778%, VAR ICE LIBOR USD 3 Month+1.510% (A)(D)		$500	423
Thames Water Utilities Finance MTN
4.625%, 06/04/2046	GBP	155	291
United Kingdom Gilt
5.000%, 03/07/2025		43	68
4.500%, 12/07/2042		279	640
4.250%, 03/07/2036		56	112
4.250%, 09/07/2039		53	112
4.250%, 12/07/2040		561	1,211
4.250%, 12/07/2046		1,259	2,975
4.250%, 12/07/2049		108	267
3.750%, 07/22/2052		80	192
3.500%, 01/22/2045		902	1,875
3.250%, 01/22/2044		457	906
2.750%, 09/07/2024		248	356
2.500%, 07/22/2065		1,197	2,613
2.250%, 09/07/2023		19	26
1.750%, 09/07/2022		654	875
1.750%, 09/07/2037		74	113
1.500%, 07/22/2047		356	542

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
1.250%, 10/22/2041	GBP	79	$112
1.000%, 04/22/2024		52	70
0.750%, 07/22/2023		2,170	2,871
0.625%, 06/07/2025		497	663
0.625%, 10/22/2050		400	496
0.500%, 10/22/2061		680	816
0.125%, 01/31/2023		7,050	9,146
United Kingdom Gilt - Inflation Linked
1.250%, 11/22/2027		265	460
United Kingdom Treasury
4.750%, 12/07/2038		51	113
Western Power Distribution West Midlands PLC
3.875%, 10/17/2024		230	331
Wm Morrison Supermarkets MTN
3.500%, 07/27/2026		225	329
Zurich Finance PLC MTN
6.625%, 10/30/2049 (C)		235	333

			37,324

United States — 8.9%
AbbVie (A)
2.625%, 11/15/2028	EUR	100	137
2.300%, 11/21/2022		$800	828
Aircastle
5.250%, 08/11/2025 (A)		221	216
4.400%, 09/25/2023		10	10
Alleghany
3.625%, 05/15/2030		336	378
Altria Group
3.125%, 06/15/2031	EUR	310	415
American Honda Finance
1.950%, 10/18/2024		159	200
0.350%, 08/26/2022		375	443
American Tower
1.950%, 05/22/2026		275	349
1.300%, 09/15/2025		$535	541
AT&T
3.825%, 11/25/2020	CAD	1,125	846
2.875%, VAR EUAMDB05+3.140% (D)	EUR	200	226
1.800%, 09/05/2026		365	460
1.650%, 02/01/2028		$870	872
1.600%, 05/19/2028	EUR	390	484
AutoNation
4.750%, 06/01/2030		$172	203
Aviation Capital Group LLC (A)
5.500%, 12/15/2024		80	83
4.375%, 01/30/2024		27	27
3.875%, 05/01/2023		6	6
3.500%, 11/01/2027		5	4
Bank of America
6.500%, VAR ICE LIBOR USD 3 Month+4.174% (D)		67	74

38	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Bank of America MTN
2.375%, 06/19/2024	EUR	835	$1,058
Bank of New York Mellon
4.700% (C)(D)		$40	42
Becton Dickinson
0.632%, 06/04/2023		200	236
Berkshire Hathaway
0.625%, 01/17/2023	EUR	265	315
Berkshire Hathaway Finance
2.625%, 06/19/2059	GBP	144	226
Boardwalk Pipelines
4.800%, 05/03/2029		$119	130
Booking Holdings
4.625%, 04/13/2030		80	96
2.375%, 09/23/2024		355	444
Broadcom
4.250%, 04/15/2026		195	220
Capital One Financial
1.650%, 06/12/2029	EUR	300	360
0.800%, 06/12/2024		291	341
Carnival
1.625%, 02/22/2021		180	206
1.000%, 10/28/2029		316	231
Carrier Global Corp
1.923%, 02/15/2023 (A)		$290	298
Catalent Pharma Solutions
2.375%, 03/01/2028 (A)	EUR	119	134
Charles Schwab
5.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971% (D)		$395	428
Chubb INA Holdings
1.550%, 03/15/2028	EUR	325	408
0.875%, 06/15/2027		115	138
0.300%, 12/15/2024		190	223
Citigroup
0.457%, 02/18/2021	JPY	100,000	946
Citigroup MTN
1.500%, VAR Euribor 3 Month+1.074%, 07/24/2026	EUR	325	400
0.750%, 10/26/2023		365	436
Comcast
0.750%, 02/20/2032		180	212
CyrusOne
1.450%, 01/22/2027		154	179
Delta Airlines Inc
4.500%, 10/20/2025 (A)		125	128
DH Europe Finance
1.700%, 01/04/2022		150	180
1.200%, 06/30/2027		335	412
DH Europe Finance II
0.450%, 03/18/2028		$154	179

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Discover Bank
4.682%, VAR USD Swap Semi 30/360 5 Yr Curr+1.730%, 08/09/2028		$400	$419
Dover Corp
0.750%, 11/04/2027	EUR	440	520
Emerson Electric
0.375%, 05/22/2024		350	415
Exxon Mobil
4.327%, 03/19/2050		$200	250
0.835%, 06/26/2032	EUR	600	695
FedEx
0.700%, 05/13/2022		108	128
Fidelity National Information Services
0.625%, 12/03/2025		185	221
0.400%, 01/15/2021		700	822
0.125%, 12/03/2022		500	588
Fifth Third Bancorp
4.500%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.215% (D)		$65	65
GE Capital UK Funding Unlimited MTN
6.250%, 05/05/2038	GBP	165	270
5.875%, 11/04/2020		500	649
5.875%, 01/18/2033		160	250
General Motors Financial
0.850%, 02/26/2026	EUR	125	139
General Motors Financial MTN
0.955%, 09/07/2023		275	321
Gilead Sciences Inc
0.750%, 09/29/2023		725	727
Goldman Sachs Group
2.625%, 04/25/2021		$425	430
Goldman Sachs Group MTN
2.125%, 09/30/2024	EUR	536	672
2.000%, 07/27/2023		352	435
1.625%, 07/27/2026		170	212
Harley-Davidson Financial Services
3.875%, 05/19/2023		110	139
0.900%, 11/19/2024		335	389
Host Hotels & Resorts
3.500%, 09/15/2030		200	192
Intercontinental Exchange
0.700%, 06/15/2023		$535	536
International Business Machines
2.850%, 05/13/2022		990	1,031
International Business Machines MTN
0.875%, 01/31/2025	EUR	593	724
International Flavors & Fragrances
1.800%, 09/25/2026		100	123
IQVIA
2.875%, 06/15/2028 (A)		180	213

SEI Institutional International Trust / Annual Report / September 30, 2020	39

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Johnson Controls International PLC
1.375%, 02/25/2025	EUR	395	$485
JPMorgan Chase MTN
1.090%, VAR Euribor 3 Month+0.760%, 03/11/2027		810	981
Lear
4.250%, 05/15/2029		$35	38
3.800%, 09/15/2027		193	204
3.500%, 05/30/2030		42	43
Liberty Mutual Group
3.625%, VAR EUR Swap Annual 5 Yr+3.700%, 05/23/2059	EUR	300	347
LYB International Finance II BV
1.875%, 03/02/2022		355	424
Marriott International
4.650%, 12/01/2028		$120	128
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (A)		998	1,009
Medtronic Global Holdings SCA
1.125%, 03/07/2027	EUR	400	494
0.375%, 10/15/2028		163	192
0.250%, 07/02/2025		115	136
Metropolitan Life Global Funding I MTN
1.950%, 01/13/2023 (A)		$1,000	1,034
Moody’s
1.750%, 03/09/2027	EUR	375	482
Morgan Stanley
1.875%, 03/30/2023		490	600
Morgan Stanley MTN
1.375%, 10/27/2026		360	447
0.000%, VAR Euribor 3 Month+0.400%, 05/21/2021		850	999
National Grid North America MTN
1.000%, 07/12/2024		300	364
National Oil Well
3.600%, 12/01/2029		$205	199
Noble Energy
3.250%, 10/15/2029		205	227
ONEOK
6.350%, 01/15/2031		89	103
Philip Morris International
0.625%,11/08/2024	EUR	285	341
Philip Morris International MTN
2.875%, 03/03/2026		170	227
1.875%, 03/03/2021		300	355
Plains All American Pipeline
4.500%, 12/15/2026		$204	217
3.550%, 12/15/2029		79	76
PNC Financial Services Group
2.200%, 11/01/2024		885	936
PNC Funding
3.300%, 03/08/2022		150	156

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Principal Life Global Funding II
1.250%, 06/23/2025 (A)		$315	$321
Prudential Financial
5.875%, VAR ICE LIBOR USD 3 Month+4.175%, 09/15/2042		199	210
Ralph Lauren Corp
2.950%, 06/15/2030		390	407
Ross Stores
4.700%, 04/15/2027		265	312
Schlumberger Finance France SAS
1.000%, 02/18/2026	EUR	305	367
Seagate HDD Cayman
4.750%, 06/01/2023		$6	7
Simon International Finance SCA
1.250%, 05/13/2025		134	159
Southern Power
0.777%, VAR ICE LIBOR USD 3 Month+0.550%, 12/20/2020		400	400
Starbucks Corp
1.300%, 05/07/2022		350	355
Toyota Motor Credit MTN
0.625%, 11/21/2024	EUR	465	557
UnitedHealth Group
1.250%, 01/15/2026		$175	180
US Bancorp MTN
0.850%, 06/07/2024	EUR	226	272
Verizon Communications
4.016%, 12/03/2029		$391	468
0.875%, 04/08/2027	EUR	175	212
Verizon Communications MTN
4.750%, 02/17/2034	GBP	170	300
4.050%, 02/17/2025	AUD	680	546
ViacomCBS
3.700%, 06/01/2028		$180	200
Wells Fargo MTN
2.125%, 12/20/2023	GBP	345	462
2.000%, 04/27/2026	EUR	210	264
1.375%, 06/30/2022	GBP	195	255
0.500%, 04/26/2024	EUR	500	588
Welltower Inc
4.500%, 12/01/2034		140	211
WPC Eurobond BV
1.350%, 04/15/2028		405	480

			45,760

Total Global Bonds (Cost $446,985) ($ Thousands)			474,837

U.S. TREASURY OBLIGATIONS — 4.5%
U.S. Treasury Bills
0.078%, 10/20/2020 (E)		$21,925	21,924

40	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Protected Securities
0.750%, 07/15/2028	$306	$353
U.S. Treasury Notes
1.625%, 11/15/2022	432	446
1.500%, 08/15/2022	437	448

Total U.S. Treasury Obligations (Cost $23,127) ($ Thousands)		23,171

MORTGAGE-BACKED SECURITIES — 0.3%

Agency Mortgage-Backed Obligation — 0.2%
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-HQA1, Cl M3
6.498%, VAR ICE LIBOR USD 1 Month+6.350%, 09/25/2028	196	204
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA2, Cl M2
3.598%, VAR ICE LIBOR USD 1 Month+3.450%, 10/25/2029	470	484
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 2M2
5.148%, VAR ICE LIBOR USD 1 Month+5.000%, 11/25/2024	188	193
FNMA Connecticut Avenue Securities, Ser 2016-C04, Cl 1M2
4.398%, VAR ICE LIBOR USD 1 Month+4.250%, 01/25/2029	63	65
FNMA Connecticut Avenue Securities, Ser 2016-C07, Cl 2M2
4.498%, VAR ICE LIBOR USD 1 Month+4.350%, 05/25/2029	86	89

		1,035

Non-Agency Mortgage-Backed Obligation — 0.1%
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-6, Cl 3A
2.743%, 09/25/2034 (C)	9	8
COMM Mortgage Trust, Ser 2014-CCRE14, Cl A3
3.955%, 02/10/2047	70	75
JPMorgan Mortgage Trust, Ser 2004-A5, Cl 3A1
3.025%, 12/25/2034 (C)	29	29
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049 (A)	142	144
Wells Fargo Commercial Mortgage Trust, Ser 2015-C28, Cl A3
3.290%, 05/15/2048	108	116

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2015-C30, Cl A3
3.411%, 09/15/2058	$75	$82

		454

Total Mortgage-Backed Securities (Cost $1,474) ($ Thousands)		1,489

MUNICIPAL BOND — 0.0%

New York — 0.0%
Port Authority of New York & New Jersey, Ser AAA, RB
1.086%, 07/01/2023	330	335

Total Municipal Bond (Cost $330) ($ Thousands)		335

Total Investments in Securities — 97.1% (Cost $471,916) ($ Thousands)		$499,832

SEI Institutional International Trust / Annual Report / September 30, 2020	41

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Australian 3-Year Bond	12	Dec-2020	$1,022	$1,009	$3
Australian 10-Year Bond	(14)	Dec-2020	(1,507)	(1,499)	(14)
Australian 10-Year Bond	21	Dec-2020	2,247	2,249	18
Canadian 5-Year Bond	(19)	Dec-2020	(1,864)	(1,845)	(2)
Canadian 10-Year Bond	(44)	Dec-2020	(5,060)	(5,000)	2
Canadian 10-Year Bond	45	Dec-2020	5,158	5,114	15
Euro	(240)	Dec-2020	(35,533)	(35,206)	327
Euro-Bob	17	Dec-2020	2,709	2,695	1
Euro-Bob	(10)	Dec-2020	(1,589)	(1,585)	1
Euro-BTP	(11)	Dec-2020	(1,878)	(1,904)	(36)
Euro-Bund	11	Dec-2020	2,263	2,251	2
Euro-Bund	9	Dec-2020	1,855	1,842	4
Euro-Buxl	19	Dec-2020	4,922	4,961	68
Euro-Buxl	(7)	Dec-2020	(1,815)	(1,828)	(20)
Euro-OAT	49	Dec-2020	9,648	9,685	–
Euro-Schatz	(49)	Dec-2020	(6,513)	(6,452)	(1)
Japanese 10-Year Bond	22	Dec-2020	31,463	31,711	54
Japanese 10-Year Government Bond E-MINI	8	Dec-2020	1,144	1,153	1
Long Gilt 10-Year Bond	76	Jan-2021	13,362	13,373	(24)
Short-Term Euro-BTP	23	Dec-2020	3,055	3,055	–
U.S. 2-Year Treasury Note	(66)	Jan-2021	(14,580)	(14,583)	(3)
U.S. 2-Year Treasury Note	41	Jan-2021	9,058	9,059	1
U.S. 5-Year Treasury Note	(21)	Jan-2021	(2,647)	(2,647)	–
U.S. 5-Year Treasury Note	(95)	Jan-2021	(11,957)	(11,973)	(16)
U.S. 10-Year Treasury Note	(7)	Dec-2020	(978)	(977)	1
U.S. 10-Year Treasury Note	27	Dec-2020	3,763	3,767	4
U.S. Ultra Long Treasury Bond	9	Dec-2020	2,017	1,996	(21)
U.S. Ultra Long Treasury Bond	(18)	Dec-2020	(4,015)	(3,993)	22
Ultra 10-Year U.S. Treasury Note	(33)	Dec-2020	(5,263)	(5,277)	(14)

			$(1,513)	$(849)	$373

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/02/20	EUR	466	USD	551	$5
Bank of America	10/02/20	USD	551	JPY	58,497	3
Bank of America	10/02/20	AUD	6,910	USD	5,107	154
Bank of America	10/15/20	USD	1,233	EUR	1,045	(8)
Bank of America	11/10/20	KRW	6,100	USD	5	—
Bank of America	11/19/20	USD	559	GBP	440	9
Bank of America	11/27/20	ZAR	25,862	USD	1,547	6
Barclays PLC	10/02/20	USD	26	AUD	35	(1)
Barclays PLC	10/02/20	NZD	26	USD	18	—
Barclays PLC	10/02/20	CHF	28	USD	31	—
Barclays PLC	10/02/20	USD	30	NZD	45	—
Barclays PLC	10/02/20	USD	15	SEK	137	1
Barclays PLC	10/02/20	USD	15	SEK	137	—
Barclays PLC	10/02/20	SGD	35	USD	26	—

42	SEI Institutional International Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/02/20	USD	43	CAD	57	$(1)
Barclays PLC	10/02/20	USD	44	NOK	399	(2)
Barclays PLC	10/02/20	CAD	46	USD	35	1
Barclays PLC	10/02/20	CAD	20	USD	15	—
Barclays PLC	10/02/20	USD	76	CHF	69	(1)
Barclays PLC	10/02/20	AUD	264	USD	192	2
Barclays PLC	11/04/20	AUD	25	USD	18	—
Barclays PLC	10/02/20 - 11/04/20	USD	301	GBP	235	3
Barclays PLC	10/02/20	USD	105	GBP	80	(2)
Barclays PLC	10/02/20	SEK	519	USD	59	1
Barclays PLC	10/02/20	NOK	835	USD	93	3
Barclays PLC	11/04/20	NOK	150	USD	16	—
Barclays PLC	10/02/20	USD	3,660	JPY	386,591	4
Barclays PLC	10/02/20	USD	14	JPY	1,500	—
Barclays PLC	10/02/20	ILS	4,438	USD	1,323	25
Barclays PLC	10/02/20	ZAR	4,920	USD	294	(1)
Barclays PLC	10/02/20 - 11/04/20	USD	9,376	EUR	8,026	40
Barclays PLC	10/02/20	USD	65	EUR	55	(1)
Barclays PLC	10/02/20	CZK	25,007	USD	1,144	62
Barclays PLC	10/02/20	EUR	36,709	USD	43,946	899
Barclays PLC	11/04/20	EUR	84	USD	98	(1)
Barclays PLC	10/02/20	GBP	23,270	USD	31,235	1,152
Barclays PLC	10/02/20 - 11/04/20	GBP	30,554	USD	39,404	(97)
Barclays PLC	10/02/20	JPY	9,413	USD	90	1
Barclays PLC	10/02/20	JPY	6,557,674	USD	62,079	(62)
Barclays PLC	11/04/20	USD	547	MXN	12,260	7
Barclays PLC	11/18/20	TWD	211	USD	7	—
BNP Paribas	10/02/20	USD	776	CAD	1,023	(10)
BNP Paribas	10/02/20	USD	1,429	EUR	1,200	(22)
BNP Paribas	10/02/20	PLN	3,559	USD	970	50
BNP Paribas	11/04/20	PLN	3,559	USD	912	(9)
BNP Paribas	10/02/20	MYR	8,712	USD	2,100	4
BNP Paribas	11/04/20	MYR	8,712	USD	2,084	(16)
BNP Paribas	10/02/20 - 11/04/20	EUR	36,352	USD	43,563	934
BNP Paribas	10/15/20	IDR	19,266,370	USD	1,279	(15)
BNP Paribas	11/04/20	BRL	10	USD	2	—
BNP Paribas	11/04/20	USD	191	CHF	177	2
BNP Paribas	11/04/20	CHF	1,977	USD	2,132	(23)
BNP Paribas	11/04/20	AUD	7,090	USD	5,003	(78)
BNP Paribas	11/04/20	CZK	25,007	USD	1,075	(8)
BNP Paribas	11/27/20	USD	664	ZAR	11,405	15
BNP Paribas	11/27/20	ZAR	11,399	USD	666	(14)
Brown Brothers Harriman	10/08/20	USD	1,356	MXN	30,700	34
Brown Brothers Harriman	10/09/20	USD	15	CAD	20	—
Brown Brothers Harriman	10/09/20	USD	708	CNY	4,826	—
Brown Brothers Harriman	10/09/20	USD	1,399	CNY	9,489	(5)
Brown Brothers Harriman	10/15/20	USD	1,107	EUR	949	7
Brown Brothers Harriman	10/15/20	USD	5,094	EUR	4,296	(55)
Brown Brothers Harriman	10/15/20 - 11/04/20	EUR	15,354	USD	18,196	181
Brown Brothers Harriman	10/22/20	EUR	20,737	USD	23,746	(579)

SEI Institutional International Trust / Annual Report / September 30, 2020	43

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/21/20	CNY	9,489	USD	1,397	$3
Brown Brothers Harriman	10/22/20	PLN	52	USD	14	—
Brown Brothers Harriman	10/27/20	USD	14	NZD	21	—
Brown Brothers Harriman	10/29/20	USD	74	AUD	106	2
Brown Brothers Harriman	10/29/20	AUD	586	USD	420	1
Brown Brothers Harriman	10/29/20	AUD	9,281	USD	6,651	(1)
Brown Brothers Harriman	11/19/20	GBP	319	USD	411	(1)
Citi	10/21/20	CNY	70,683	USD	10,116	(285)
Citi	10/27/20	USD	1,761	NZD	2,693	18
Citi	11/10/20	KRW	1,303,795	USD	1,116	(4)
Citigroup	10/02/20	CHF	14	USD	15	—
Citigroup	10/02/20	USD	14	CAD	19	—
Citigroup	11/04/20	USD	9	NOK	85	—
Citigroup	10/02/20	USD	43	NOK	374	(3)
Citigroup	10/02/20	NZD	89	USD	60	1
Citigroup	10/02/20 - 11/04/20	USD	123	NZD	188	1
Citigroup	10/02/20	USD	44	JPY	4,698	—
Citigroup	10/02/20	USD	216	JPY	22,620	(2)
Citigroup	10/02/20	GBP	272	USD	357	5
Citigroup	10/02/20	GBP	113	USD	146	(1)
Citigroup	10/02/20	USD	745	GBP	584	10
Citigroup	11/04/20	USD	2,483	EUR	2,126	11
Citigroup	10/02/20	USD	770	EUR	643	(16)
Citigroup	10/02/20	JPY	3,125	USD	30	—
Citigroup	10/02/20	JPY	1,571	USD	15	—
Citigroup	10/02/20	DKK	7,862	USD	1,265	27
Citigroup	10/02/20	NOK	4,375	USD	503	35
Citigroup	11/04/20	NOK	4,375	USD	459	(8)
Citigroup	10/02/20	SGD	6,853	USD	5,052	32
Citigroup	11/04/20	SGD	6,890	USD	5,005	(44)
Citigroup	10/02/20	CAD	22,457	USD	17,196	384
Citigroup	10/02/20	EUR	135	USD	160	2
Citigroup	11/04/20	EUR	66,949	USD	77,996	(555)
Citigroup	10/02/20	MXN	49,920	USD	2,292	31
Citigroup	11/04/20	MXN	49,920	USD	2,207	(46)
Citigroup	11/04/20	USD	77	SEK	696	1
Citigroup	11/04/20	AUD	80	USD	57	(1)
Citigroup	11/04/20	ILS	4,438	USD	1,283	(15)
Citigroup	11/04/20	SEK	8,658	USD	955	(13)
Commonwealth Bank Of Australia	10/02/20	AUD	30	USD	21	—
Commonwealth Bank Of Australia	10/02/20	EUR	287	USD	340	4
Commonwealth Bank Of Australia	10/21/20	CNY	7,407	USD	1,078	(12)
Commonwealth Bank Of Australia	11/04/20	USD	6,525	GBP	5,074	35
Credit Suisse First Boston	10/08/20	USD	1,416	MXN	29,895	(63)
Credit Suisse First Boston	10/08/20	MXN	60,680	USD	2,776	29
Credit Suisse First Boston	10/09/20	CAD	1,770	USD	1,343	18
Credit Suisse First Boston	10/15/20	GBP	915	EUR	1,011	3
Credit Suisse First Boston	10/27/20	NZD	2,688	USD	1,766	(10)
Goldman Sachs	10/02/20	GBP	191	USD	246	(1)

44	SEI Institutional International Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	10/02/20	USD	725	JPY	76,800	$3
Goldman Sachs	10/02/20 - 11/04/20	USD	859	ZAR	14,720	21
Goldman Sachs	10/02/20	USD	935	GBP	698	(32)
Goldman Sachs	10/02/20	USD	957	EUR	802	(17)
Goldman Sachs	10/02/20 - 11/04/20	USD	847	TRY	6,610	7
Goldman Sachs	10/02/20	USD	140	TRY	1,075	—
Goldman Sachs	10/02/20 - 11/04/20	TRY	10,678	USD	1,424	39
Goldman Sachs	11/04/20	TRY	8,513	USD	1,083	(14)
Goldman Sachs	10/08/20	USD	1,055	MXN	23,712	18
Goldman Sachs	10/15/20	USD	687	INR	52,133	20
Goldman Sachs	10/27/20	MYR	6	USD	2	—
Goldman Sachs	11/04/20	ZAR	18,538	USD	1,076	(31)
Goldman Sachs	11/13/20	USD	0	CLP	78	—
HSBC	10/02/20	AUD	120	USD	85	(1)
HSBC	10/02/20	USD	838	CAD	1,105	(11)
HSBC	10/02/20	USD	613	GBP	483	11
HSBC	10/02/20	USD	263	GBP	202	(2)
HSBC	10/02/20	GBP	1,126	USD	1,489	33
HSBC	10/15/20	EUR	2,245	USD	2,639	6
HSBC	10/02/20 - 11/04/20	EUR	358	USD	418	(2)
HSBC	10/02/20	BRL	7,363	USD	1,324	17
HSBC	10/15/20	INR	51,967	USD	703	(2)
HSBC	10/16/20	SEK	19,796	USD	2,167	(45)
HSBC	10/27/20	NZD	2,714	USD	1,790	(3)
HSBC	11/04/20	JPY	20,861	USD	198	—
HSBC	11/18/20	USD	1,840	TWD	52,699	(6)
JPMorgan Chase Bank	10/02/20	CHF	14	USD	15	—
JPMorgan Chase Bank	10/02/20	SGD	20	USD	15	—
JPMorgan Chase Bank	10/02/20	USD	29	SGD	40	—
JPMorgan Chase Bank	10/02/20	USD	56	NZD	85	1
JPMorgan Chase Bank	10/02/20	USD	45	NZD	67	—
JPMorgan Chase Bank	10/02/20	USD	16	NOK	150	—
JPMorgan Chase Bank	10/02/20	USD	119	NOK	1,076	(4)
JPMorgan Chase Bank	11/04/20	USD	29	CAD	39	—
JPMorgan Chase Bank	10/02/20 - 11/04/20	USD	119	CAD	157	(2)
JPMorgan Chase Bank	10/02/20	USD	35	AUD	50	1
JPMorgan Chase Bank	10/02/20	USD	122	AUD	168	(2)
JPMorgan Chase Bank	10/02/20	AUD	98	USD	71	1
JPMorgan Chase Bank	10/02/20 - 11/04/20	AUD	65	USD	46	—
JPMorgan Chase Bank	10/02/20 - 11/04/20	USD	38	CHF	35	—
JPMorgan Chase Bank	10/02/20	USD	144	CHF	131	(1)
JPMorgan Chase Bank	10/02/20	CAD	166	USD	126	2
JPMorgan Chase Bank	10/02/20	CAD	20	USD	15	—
JPMorgan Chase Bank	10/02/20 - 11/04/20	USD	34	SEK	310	—
JPMorgan Chase Bank	10/02/20	USD	250	SEK	2,178	(7)
JPMorgan Chase Bank	10/02/20	NZD	295	USD	199	4
JPMorgan Chase Bank	11/04/20	NZD	25	USD	16	—
JPMorgan Chase Bank	10/02/20	USD	430	ZAR	7,290	7
JPMorgan Chase Bank	10/02/20	USD	631	EUR	540	2
JPMorgan Chase Bank	10/02/20	USD	269	EUR	225	(5)

SEI Institutional International Trust / Annual Report / September 30, 2020	45

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/02/20 - 11/04/20	GBP	293	USD	383	$4
JPMorgan Chase Bank	10/02/20 - 11/04/20	GBP	714	USD	917	(6)
JPMorgan Chase Bank	10/02/20	SEK	874	USD	99	1
JPMorgan Chase Bank	10/02/20	SEK	170	USD	19	—
JPMorgan Chase Bank	10/02/20 - 11/04/20	USD	592	JPY	62,827	3
JPMorgan Chase Bank	10/02/20	USD	482	JPY	50,530	(3)
JPMorgan Chase Bank	10/02/20	NOK	1,124	USD	127	7
JPMorgan Chase Bank	11/04/20	NOK	150	USD	16	—
JPMorgan Chase Bank	10/02/20 - 11/04/20	USD	1,625	GBP	1,268	15
JPMorgan Chase Bank	10/02/20	USD	218	GBP	167	(3)
JPMorgan Chase Bank	10/02/20	EUR	2,263	USD	2,676	22
JPMorgan Chase Bank	10/02/20	EUR	78	USD	91	—
JPMorgan Chase Bank	10/02/20	RON	1,562	USD	384	8
JPMorgan Chase Bank	11/04/20	RON	1,562	USD	375	—
JPMorgan Chase Bank	10/02/20	ZAR	2,570	USD	155	1
JPMorgan Chase Bank	10/02/20 - 11/04/20	ZAR	25,768	USD	1,535	(9)
JPMorgan Chase Bank	10/02/20	JPY	10,915	USD	104	1
JPMorgan Chase Bank	10/02/20	JPY	48,140	USD	455	(1)
JPMorgan Chase Bank	10/02/20	THB	71,207	USD	2,269	22
JPMorgan Chase Bank	11/04/20	THB	71,207	USD	2,246	(1)
JPMorgan Chase Bank	10/05/20	USD	880	KRW	1,031,807	2
JPMorgan Chase Bank	10/05/20	USD	44	KRW	51,349	—
JPMorgan Chase Bank	10/05/20	KRW	1,083,156	USD	910	(16)
JPMorgan Chase Bank	10/08/20	USD	1,233	JPY	130,725	6
JPMorgan Chase Bank	10/08/20	MXN	23,662	USD	1,096	25
JPMorgan Chase Bank	10/09/20	USD	1,392	CAD	1,825	(26)
JPMorgan Chase Bank	10/09/20	CAD	15,783	USD	11,769	(47)
JPMorgan Chase Bank	10/15/20	USD	1,325	IDR	19,619,595	(7)
JPMorgan Chase Bank	10/16/20	USD	1,097	NOK	9,686	(61)
JPMorgan Chase Bank	10/19/20	USD	1,616	RUB	123,160	(32)
JPMorgan Chase Bank	10/21/20 - 10/22/20	THB	134,214	USD	4,293	57
JPMorgan Chase Bank	10/26/20	USD	364	EUR	307	(4)
JPMorgan Chase Bank	10/26/20 - 12/15/20	EUR	43,515	USD	51,596	521
JPMorgan Chase Bank	10/27/20	USD	50	NZD	75	(1)
JPMorgan Chase Bank	10/27/20	NZD	15,036	USD	10,145	209
JPMorgan Chase Bank	10/28/20	USD	208	SGD	283	—
JPMorgan Chase Bank	10/28/20	USD	864	PLN	3,255	(21)
JPMorgan Chase Bank	10/28/20	CAD	2,593	USD	1,968	26
JPMorgan Chase Bank	10/28/20	USD	80	GBP	63	1
JPMorgan Chase Bank	10/28/20	USD	3,520	GBP	2,716	(9)
JPMorgan Chase Bank	10/28/20	AUD	3,858	USD	2,814	49
JPMorgan Chase Bank	10/28/20	USD	46	NOK	439	1
JPMorgan Chase Bank	10/28/20	USD	3,855	NOK	35,045	(109)
JPMorgan Chase Bank	10/28/20	CHF	6,809	USD	7,486	68
JPMorgan Chase Bank	10/28/20	USD	6,829	SEK	60,021	(119)
JPMorgan Chase Bank	10/28/20	SGD	10,007	USD	7,365	33
JPMorgan Chase Bank	10/30/20	USD	97	MXN	2,170	1
JPMorgan Chase Bank	10/30/20	USD	437	COP	1,659,231	(7)
JPMorgan Chase Bank	10/30/20	MXN	65,756	USD	3,059	90
JPMorgan Chase Bank	10/30/20	KRW	1,031,807	USD	880	(6)

46	SEI Institutional International Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/30/20	JPY	2,462,370	USD	23,571	$226
JPMorgan Chase Bank	11/02/20	USD	44	IDR	656,879	—
JPMorgan Chase Bank	11/02/20	IDR	27,404,940	USD	1,846	7
JPMorgan Chase Bank	11/04/20	CNY	105,629	USD	15,425	(108)
JPMorgan Chase Bank	11/27/20	USD	837	ZAR	14,236	12
JPMorgan Chase Bank	11/27/20	USD	697	ZAR	11,533	(10)
Morgan Stanley	10/02/20	USD	15	SGD	20	—
Morgan Stanley	10/02/20	SGD	42	USD	31	—
Morgan Stanley	10/02/20	USD	13	NZD	20	—
Morgan Stanley	10/02/20	USD	33	NZD	49	(1)
Morgan Stanley	11/04/20	USD	14	NOK	130	1
Morgan Stanley	10/02/20	USD	37	NOK	327	(1)
Morgan Stanley	10/02/20	USD	58	CAD	76	(1)
Morgan Stanley	10/02/20	USD	16	CHF	15	—
Morgan Stanley	10/02/20	USD	75	CHF	68	(1)
Morgan Stanley	10/02/20	USD	72	GBP	56	—
Morgan Stanley	10/02/20	USD	86	GBP	66	(1)
Morgan Stanley	10/02/20 - 11/04/20	USD	58	AUD	82	—
Morgan Stanley	10/02/20	USD	104	AUD	143	(1)
Morgan Stanley	10/02/20 - 11/04/20	USD	1,239	SEK	11,192	12
Morgan Stanley	10/02/20	USD	53	SEK	465	(1)
Morgan Stanley	10/02/20	USD	1,317	BRL	7,353	(13)
Morgan Stanley	10/02/20	CHF	2,047	USD	2,274	46
Morgan Stanley	10/02/20 - 11/04/20	CHF	29	USD	31	—
Morgan Stanley	10/02/20 - 10/29/20	AUD	2,414	USD	1,730	1
Morgan Stanley	10/02/20 - 11/04/20	AUD	95	USD	67	(1)
Morgan Stanley	10/02/20	USD	210	EUR	180	1
Morgan Stanley	10/02/20	USD	4,386	EUR	3,670	(82)
Morgan Stanley	10/02/20	NZD	3,304	USD	2,234	50
Morgan Stanley	11/04/20	NZD	3,750	USD	2,456	(22)
Morgan Stanley	10/02/20 - 11/19/20	GBP	7,343	USD	9,547	54
Morgan Stanley	10/02/20 - 11/04/20	GBP	48	USD	61	(1)
Morgan Stanley	10/02/20 - 11/04/20	USD	630	JPY	66,832	3
Morgan Stanley	10/02/20 - 11/04/20	USD	8,570	JPY	901,891	(19)
Morgan Stanley	10/02/20	SEK	9,583	USD	1,110	40
Morgan Stanley	10/02/20 - 10/16/20	NOK	9,978	USD	1,099	33
Morgan Stanley	11/04/20	NOK	280	USD	29	(1)
Morgan Stanley	10/02/20 - 12/10/20	EUR	11,468	USD	13,552	86
Morgan Stanley	10/02/20 - 11/04/20	EUR	25	USD	29	—
Morgan Stanley	10/02/20	CAD	76	USD	58	1
Morgan Stanley	10/02/20 - 11/04/20	CAD	20,408	USD	15,249	(33)
Morgan Stanley	10/02/20	HUF	314,649	USD	1,063	47
Morgan Stanley	11/04/20	HUF	314,649	USD	1,007	(8)
Morgan Stanley	10/02/20 - 11/04/20	JPY	6,378,519	USD	60,573	95
Morgan Stanley	10/02/20	JPY	180,892	USD	1,704	(10)
Morgan Stanley	10/15/20	GBP	1,015	EUR	1,127	10
Morgan Stanley	11/04/20	DKK	7,862	USD	1,232	(8)
RBC	10/02/20	USD	1,888	JPY	200,000	8
RBC	10/02/20	USD	2,401	EUR	2,020	(32)
RBS	11/13/20	COP	3,207	USD	1	—
Standard Chartered	11/10/20	USD	1,099	KRW	1,308,383	24

SEI Institutional International Trust / Annual Report / September 30, 2020	47

SCHEDULE OF INVESTMENTS

September 30, 2020

International Fixed Income Fund (Concluded)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Standard Chartered	11/18/20	TWD	51,987	USD	1,783	$(27)
State Street	10/02/20	EUR	100	USD	118	1
State Street	10/02/20	USD	134	EUR	113	(1)
State Street	10/02/20	NZD	325	USD	219	5
State Street	10/02/20	USD	2,739	JPY	286,900	(20)
State Street	10/02/20 - 11/04/20	GBP	912	USD	1,200	21
State Street	10/02/20	GBP	7,677	USD	9,898	(27)
State Street	11/04/20	USD	73	MXN	1,625	—
State Street	11/04/20	SGD	226	USD	165	—
TD Securities	10/02/20	USD	398	JPY	41,999	—
UBS	10/02/20	USD	285	EUR	241	(3)
UBS	10/02/20	USD	303	ZAR	5,140	5
UBS	10/02/20	USD	147	ZAR	2,430	(1)
UBS	10/02/20	EUR	1,059	USD	1,254	12
UBS	10/02/20	TRY	1,060	USD	142	4
UBS	10/02/20	ZAR	2,430	USD	148	2
UBS	10/02/20	ZAR	5,140	USD	306	(2)
						$3,228

A list of the open OTC swap agreements held by the Fund at September 30, 2020, is as follows:

Credit Default Swap
Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
Goldman Sachs	CMBX.NA.BBB.6	Sell	3.00%	Monthly	05/11/2063	$(882)	$(294)	$(105)	$(189)

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Thousands)
Deutsche Bank	China 7-Day Reverse Repo Rate	2.985%	Quarterly	06/03/2024	CNY	23,220	$59	$–	$59
Deutsche Bank	China 7-Day Reverse Repo Rate	2.755%	Quarterly	09/09/2024	CNY	31,000	38	–	38

							$97	$–	$97

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH GBP - LIBOR	5.635%	Semi-Annual	02/28/2025	GBP	1,230	$28	$–	$28
1.6460%	6-MONTH GBP - LIBOR	Semi-Annual	10/03/2047	GBP	460	(169)	–	(169)
6-MONTH GBP - LIBOR	4.385%	Semi-Annual	07/20/2050	GBP	1,060	(45)	–	(45)

						$(186)	$–	$(186)

48	SEI Institutional International Trust / Annual Report / September 30, 2020

Percentages are based on Net Assets of $514,528 ($ Thousands).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $82,580 ($ Thousands), representing 16.0% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	Perpetual security with no stated maturity date.

(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.

(F)	Security, or portion thereof, has been pledged as collateral on open futures comments.

AUD — Australian Dollar

BRL — Brazilian Real

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

DAC — Designated Activity Company

DKK — Danish Krone

EUR — Euro

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

ILS — Israeli New Sheckels

INR — Indian Rupee

JPY — Japanese Yen

KRW — Korean Won

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

PLN — Polish Zloty

RON — Romanian Leu

RUB — Russian Ruble

SEK — Swedish Krona

SGD — Singapore Dollar

Ser — Series

THB — Thai Bhat

TRY — Turkish Lira

TWD — Taiwan Dollar

USD — U.S. Dollar

VAR — Variable Rate

ZAR — South African Rand

The following is a list of the level of inputs used as of September 30, 2020, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

	Level 1	Level 2	Level 3	Total
Investments in Securities	($)	($)	($)	($)
Global Bonds	–	474,837	–	474,837
U.S. Treasury Obligations	–	23,171	–	23,171
Mortgage-Backed Securities	–	1,489	–	1,489
Municipal Bond	–	335	–	335

Total Investments in Securities	–	499,832	–	499,832

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	524	–	–	524
Unrealized Depreciation	(151)	–	–	(151)
Forwards Contracts*
Unrealized Appreciation	–	6,431	–	6,431
Unrealized Depreciation	–	(3,203)	–	(3,203)
OTC Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(189)	–	(189)
Interest Rate Swaps*
Unrealized Appreciation	–	97	–	97
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	28	–	28
Unrealized Depreciation	–	(214)	–	(214)

Total Other Financial Instruments	373	2,950	–	3,323

*Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2020	49

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund

†Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS — 95.4%
Albania — 0.0%
Albania Government International Bond
3.500%, 10/09/2025	EUR	403	$484

Angola — 0.7%
Angolan Government International Bond
9.375%, 05/08/2048		$2,800	2,183
8.250%, 05/09/2028		1,085	862
Angolan Government International Bond MTN
9.125%, 11/26/2049		1,061	825
9.125%, 11/26/2049 (A)(B)		670	521
8.000%, 11/26/2029 (A)		1,357	1,071
8.000%, 11/26/2029		1,017	803
Republic of Angola Via Avenir II BV MTN
7.867%, VAR ICE LIBOR USD 6 Month+7.500%, 07/01/2023		4,007	3,546
4.981%, VAR ICE LIBOR USD 6 Month+4.500%, 12/07/2023		483	418
Republic of Angola Via Avenir Issuer II
Ireland DAC 6.927%, 02/19/2027		700	555

			10,784

Argentina — 1.6%
Adecoagro
6.000%, 09/21/2027 (A)(B)		663	656
Argentina Treasury Bond BONCER
2.000%, 11/09/2026	ARS	102,998	579
Argentine Republic Government International Bond
1.000%, 07/09/2029		$5,966	2,721
0.500%, 07/09/2029	EUR	13	6
0.125%, 0.500%, 07/09/2021, 07/09/2030 (C)		$17,129	7,194
0.125%, 07/09/2030	EUR	403	186
0.125%, 1.125%, 07/09/2021, 07/09/2035 (C)		$5,406	2,033
0.125%, 2.000%, 07/09/2021, 01/09/2038 (C)		7,301	3,139

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
0.125%, 2.500%, 07/09/2021, 07/09/2041 (C)		$9,247	$3,671
0.125%, 1.125%, 07/09/2021, 07/09/2046 (C)		4,969	1,907
Provincia de Buenos Aires
7.875%, 06/15/2027 (D)		350	136
5.375%, 01/20/2023 (D)	EUR	620	298
Provincia de Cordoba
7.125%, 06/10/2021 (A)		$531	324
Rio Energy
6.875%, 02/01/2025 (A)		1,040	637

			23,487

Armenia — 0.1%
Republic of Armenia International Bond
3.950%, 09/26/2029		758	734

Azerbaijan — 1.0%
Republic of Azerbaijan International Bond
5.125%, 09/01/2029		1,711	1,798
Southern Gas Corridor CJSC
6.875%, 03/24/2026 (A)		1,437	1,632
6.875%, 03/24/2026		4,625	5,252
State Oil of the Azerbaijan Republic
6.950%, 03/18/2030		2,110	2,487
State Oil of the Azerbaijan Republic MTN
4.750%, 03/13/2023		2,353	2,435
4.750%, 03/13/2023		500	517

			14,121

Bahrain — 0.5%
Bahrain Government International Bond
6.750%, 09/20/2029		200	214
6.125%, 08/01/2023		520	551
5.625%, 09/30/2031 (A)		717	699
5.625%, 09/30/2031		462	450
5.450%, 09/16/2032 (A)		1,929	1,832
5.450%, 09/16/2032		364	343
CBB International Sukuk Programme SPC
3.950%, 09/16/2027 (A)		1,929	1,885
Oil and Gas Holding BSCC (A)
8.375%, 11/07/2028		560	621
7.625%, 11/07/2024		1,158	1,235

			7,830

Belarus — 0.3%
Republic of Belarus International Bond
7.625%, 06/29/2027		1,754	1,708
6.200%, 02/28/2030		358	334
Republic of Belarus Ministry of Finance
6.378%, 02/24/2031		721	672
6.378%, 02/24/2031 (A)		604	563
5.875%, 02/24/2026		1,077	997

50	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.875%, 02/24/2026 (A)		$410	$380

			4,654

Belize — 0.0%
Belize Government International Bond
4.938%, 02/20/2038		1,117	486

Benin — 0.1%
Benin Government International Bond
5.750%, 03/26/2026 (A)	EUR	1,688	1,873

Bermuda — 0.4%
Bermuda Government International Bond
4.854%, 02/06/2024		$268	294
4.750%, 02/15/2029		1,204	1,436
3.717%, 01/25/2027		1,521	1,666
3.375%, 08/20/2050		330	339
2.375%, 08/20/2030 (A)		1,720	1,739
2.375%, 08/20/2030		221	224

			5,698

Brazil — 5.3%
Brazil Letras do Tesouro Nacional (E)
11.065%, 07/01/2021	BRL	5,000	871
5.851%, 01/01/2024		20,000	2,947
Brazil Loan Trust
1 5.477%, 07/24/2023 (A)		$1,034	1,058
5.477%, 07/24/2023		217	221
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/2028		1,745	1,791
5.333%, 02/15/2028		1,176	1,207
5.333%, 02/15/2028 (A)		179	184
Brazil Notas do Tesouro Nacional, Serie B
6.000%, 05/15/2045	BRL	562	412
6.000%, 08/15/2050		1,670	1,246
Brazil Notas do Tesouro Nacional, Serie F
10.000%, 01/01/2021		1,510	273
10.000%, 01/01/2023		101,817	20,064
10.000%, 01/01/2025		32,832	6,591
10.000%, 01/01/2027		41,212	8,313
10.000%, 01/01/2029		34,338	7,033
10.000%, 01/01/2031		6,682	1,373
Brazilian Government International Bond
5.625%, 01/07/2041		$360	390
5.625%, 02/21/2047		709	771
5.000%, 01/27/2045		2,078	2,093
4.625%, 01/13/2028		618	670
3.875%, 06/12/2030		6,250	6,250
Centrais Eletricas Brasileiras
4.625%, 02/04/2030 (A)		226	227
CSN Islands XI
6.750%, 01/28/2028 (A)		592	573

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
CSN Resources
7.625%, 04/17/2026 (A)		$763	$772
Gol Finance
7.000%, 01/31/2025 (A)(B)		998	699
JBS Investments II GmbH
5.750%, 01/15/2028 (A)		466	485
Minerva Luxembourg
6.500%, 09/20/2026 (A)		741	769
MV24 Capital BV
6.748%, 06/01/2034 (A)		1,215	1,227
Nexa Resources
5.375%, 05/04/2027 (A)		2,591	2,691
Petrobras Global Finance BV
6.900%, 03/19/2049		2,296	2,566
5.999%, 01/27/2028		437	485
5.093%, 01/15/2030		256	269
Raizen Fuels Finance
5.300%, 01/20/2027 (A)		661	718
Suzano Austria GmbH (A)
7.000%, 03/16/2047		399	472
6.000%, 01/15/2029		288	328
5.000%, 01/15/2030		494	532
Vale Overseas Ltd
3.750%, 07/08/2030	BRL	180	185
Votorantim Cimentos International
7.250%, 04/05/2041		$536	687

			77,443

Cameroon — 0.0%
Republic of Cameroon International Bond
9.500%, 11/19/2025 (A)		283	291

Cayman Islands — 0.3%
Bioceanico Sovereign Certificate Ltd
2.471%, 06/05/2034 (E)		2,303	1,710
Neon Capital MTN
2.015%, 01/06/2028 (E)(F)	JPY	306,529	2,168

			3,878

Chile — 1.4%
Banco de Credito e Inversiones
3.500%, 10/12/2027 (A)		$1,046	1,139
Bonos de la Tesoreria de la Republica en pesos
6.000%, 01/01/2043	CLP	1,515,000	2,636
4.700%, 09/01/2030 (A)		815,000	1,215
Celulosa Arauco y Constitucion
5.150%, 01/29/2050 (A)		$576	610
Cencosud
4.375%, 07/17/2027 (A)		1,819	1,979
Chile Government International Bond
3.500%, 01/25/2050		1,423	1,622
2.550%, 01/27/2032		540	570

SEI Institutional International Trust / Annual Report / September 30, 2020	51

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.450%, 01/31/2031		$3,509	$3,690
Empresa de Transporte de Pasajeros Metro
3.650%, 05/07/2030 (A)		217	240
Empresa Nacional del Petroleo
3.750%, 08/05/2026 (B)		749	795
Geopark
6.500%, 09/21/2024 (A)		492	466
Nacional del Cobre de Chile
5.625%, 10/18/2043		442	595
4.500%, 09/16/2025 (A)		735	828
4.375%, 02/05/2049 (A)		506	598
3.750%, 01/15/2031 (A)		234	260
3.700%, 01/30/2050 (A)		1,216	1,286
3.625%, 08/01/2027 (A)(B)		368	402
3.625%, 08/01/2027		353	386
3.150%, 01/14/2030		300	319
3.150%, 01/14/2030 (A)		297	316
3.000%, 09/30/2029 (A)		442	467

			20,419

China — 2.4%
Alibaba Group Holding
4.200%, 12/06/2047		310	394
Charming Light Investments MTN
4.375%, 12/21/2027		1,341	1,520
China Government Bond
3.390%, 03/16/2050	CNY	8,350	1,123
3.130%, 11/21/2029		6,500	949
3.120%, 12/05/2026		9,040	1,329
2.850%, 06/04/2027		9,640	1,384
2.680%, 05/21/2030		36,100	5,095
1.990%, 04/09/2025		60,830	8,550
China Government International Bond
3.250%, 10/19/2023		$1,762	1,907
1.875%, 12/03/2022		752	775
China Minmetals
4.450%, VAR US Treas Yield Curve Rate
T Note Const Mat 3 Yr+6.070%, 11/13/2168		640	645
3.750%, VAR US Treas Yield Curve Rate
T Note Const Mat 5 Yr+4.717% (G)		2,047	2,082
Chinalco Capital Holdings
4.250%, 04/21/2022 (B)		740	752
4.100%, VAR US Treas Yield Curve Rate
T Note Const Mat 5 Yr+5.788% (G)		224	227
CNAC HK Finbridge
5.125%, 03/14/2028		780	888
Country Garden Holdings
4.800%, 08/06/2030		407	423
Dianjian Haiyu
4.300% (G)		204	210

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Dianjian International Finance
4.600%, VAR US Treas Yield
Curve Rate T Note Const Mat 5 Yr+6.933% (G)		$303	$312
ENN Clean Energy International Investment
7.500%, 02/27/2021		475	476
Huarong Finance 2017
4.500%, VAR US Treas Yield Curve
Rate T Note Const Mat 5 Yr+7.773% (G)		1,378	1,392
Leader Goal International Ltd MTN
4.250% (F)(G)		212	216
Minmetals Bounteous Finance BVI
3.375%, VAR US Treas Yield Curve Rate
T Note Const Mat 5 Yr+5.209% (G)		805	812
Shimao Group Holdings
5.600%, 07/15/2026		400	437
Sinopec Group Overseas Development 2018
2.500%, 08/08/2024		2,394	2,496
Tencent Holdings LTD MTN
3.240%, 06/03/2050 (A)	THB	450	457
Wanda Properties International
7.250%, 01/29/2024		$400	398

			35,249

Colombia — 5.5%
Colombia Government International Bond
3.125%, 04/15/2031		3,061	3,141
3.000%, 01/30/2030		1,842	1,883
Colombian TES
10.000%, 07/24/2024	COP	9,671,700	6,270
7.750%, 09/18/2030		2,839,000	3,844
7.500%, 08/26/2026		2,033,500	9,576
7.250%, 10/18/2034		9,926,900	2,816
7.000%, 05/04/2022		83,500	2,798
7.000%, 06/30/2032		1,931,400	3,349
6.250%, 11/26/2025		2,448,500	9,227
6.000%, 04/28/2028		2,148,200	8,812
5.750%, 11/03/2027		4,339,900	9,321
4.750%, 04/04/2035		1,170,600	1,023
2.250%, 04/18/2029		805,600	580
Ecopetrol
7.375%, 09/18/2043		$268	336
6.875%, 04/29/2030		1,228	1,470
5.875%, 05/28/2045		420	458
Emgesa ESP
8.750%, 01/25/2021	COP	870,000	229
Empresas Publicas de Medellin ESP (A)
8.375%, 11/08/2027		2,351,000	630
7.625%, 09/10/2024		3,116,000	846
Financiera de Desarrollo Territorial Findeter
7.875%, 08/12/2024 (A)		1,127,000	317
7.875%, 08/12/2024		884,000	249

52	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Grupo Aval
4.375%, 02/04/2030 (A)		$812	$784
Republic of Colombia
9.850%, 06/28/2027	COP	5,060,000	1,685
8.125%, 05/21/2024		$908	1,094
7.750%, 04/14/2021	COP	3,331,000	884
7.375%, 09/18/2037		$749	1,054
6.125%, 01/18/2041		2,137	2,741
5.625%, 02/26/2044		132	164
5.000%, 06/15/2045		2,530	2,948
4.500%, 01/28/2026		581	644
4.375%, 03/21/2023	COP	2,871,000	753
4.000%, 02/26/2024		$965	1,029

			80,955

Costa Rica — 0.6%
Costa Rica Government International Bond
7.158%, 03/12/2045		500	455
7.158%, 03/12/2045		4,816	4,385
7.158%, 03/12/2045 (A)		387	352
7.000%, 04/04/2044		1,208	1,093
7.000%, 04/04/2044		230	208
6.125%, 02/19/2031		1,362	1,280
Instituto Costarricense de Electricidad
6.375%, 05/15/2043		250	198
Republic of Costa Rica
5.625%, 04/30/2043 (A)		450	371

			8,342

Croatia — 0.1%
Croatia Government International Bond
6.375%, 03/24/2021		1,181	1,211
1.500%, 06/17/2031	EUR	650	791

			2,002

Czech Republic — 1.2%
Czech Republic Government Bond
4.200%, 12/04/2036	CZK	9,570	608
2.750%, 07/23/2029		97,920	4,946
2.500%, 08/25/2028		18,330	900
2.400%, 09/17/2025		99,550	4,710
2.000%, 10/13/2033		24,480	1,185
1.200%, 03/13/2031		40,700	1,807
1.000%, 06/26/2026		16,430	727
0.950%, 05/15/2030		61,080	2,668

			17,551

Dominican Republic — 1.7%
Dominican Republic International Bond
11.250%, 02/05/2027	DOP	14,500	270
9.750%, 06/05/2026 (A)		29,200	508
8.900%, 02/15/2023 (A)		43,400	740
7.450%, 04/30/2044		$1,672	1,881
7.450%, 04/30/2044 (A)		687	773

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.850%, 01/27/2045 (A)		$129	$136
6.850%, 01/27/2045		2,391	2,518
6.600%, 01/28/2024		656	719
6.500%, 02/15/2048		3,120	3,156
6.400%, 06/05/2049		959	962
5.950%, 01/25/2027		638	685
5.875%, 04/18/2024 (A)		71	75
5.875%, 01/30/2060 (A)		3,727	3,522
5.875%, 01/30/2060		2,782	2,629
5.500%, 01/27/2025		949	1,009
4.875%, 09/23/2032 (A)		2,441	2,428
4.500%, 01/30/2030 (A)		3,240	3,183

			25,194

Ecuador — 0.8%
Ecuador Government International Bond
6.500%, 07/31/2030 (A)(E)		2,297	1,066
0.500%, 5.000%, 07/31/2021, 07/31/2030 (A)(C)		5,415	3,655
0.500%, 5.000%, 07/31/2021, 07/31/2030 (C)		360	243
0.500%, 1.000%, 07/31/2021, 07/31/2035 (A)(C)		9,663	5,339
0.500%, 0.500%, 07/31/2021, 07/31/2040 (A)(C)		2,978	1,485

			11,788

Egypt — 3.2%
Egypt Government Bond
14.406%, 07/07/2027	EGP	17,842	1,124
14.196%, 07/07/2023		21,779	1,375
Egypt Government International Bond
18.000%, 11/06/2028		30,307	2,236
17.700%, 08/07/2025		29,457	2,071
16.300%, 04/09/2024		15,034	1,002
16.100%, 05/07/2029		14,920	1,021
8.875%, 05/29/2050 (A)		$4,440	4,394
8.700%, 03/01/2049 (A)		816	794
8.700%, 03/01/2049		800	778
7.903%, 02/21/2048 (A)		421	388
7.625%, 05/29/2032 (A)		6,199	6,052
7.625%, 05/29/2032		621	606
5.250%, 10/06/2025 (A)		2,585	2,579
Egypt Government International Bond MTN
8.500%, 01/31/2047		4,131	3,991
8.150%, 11/20/2059 (A)		485	451
8.150%, 11/20/2059		277	258
7.053%, 01/15/2032 (A)		547	521
6.375%, 04/11/2031	EUR	1,230	1,338
6.375%, 04/11/2031 (A)		300	326
6.125%, 01/31/2022 (A)		$865	886
5.625%, 04/16/2030	EUR	2,433	2,578
5.625%, 04/16/2030 (A)		244	258

SEI Institutional International Trust / Annual Report / September 30, 2020	53

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.750%, 04/11/2025	EUR	457	$522
4.750%, 04/16/2026		670	747
Egypt Treasury Bills (E)
13.474%, 01/05/2021	EGP	84,700	5,201
13.528%, 04/06/2021		87,225	5,184

			46,681

El Salvador — 0.6%
El Salvador Government International Bond
9.500%, 07/15/2052		$568	537
8.250%, 04/10/2032 (A)		326	294
Republic of El Salvador
8.250%, 04/10/2032		3,324	3,000
7.750%, 01/24/2023		2,488	2,401
7.650%, 06/15/2035		499	429
7.625%, 02/01/2041		327	274
7.125%, 01/20/2050		640	498
5.875%, 01/30/2025		1,396	1,217

			8,650

Gabon — 0.1%
Gabon Government International Bond
6.625%, 02/06/2031		603	538
6.625%, 02/06/2031 (A)		247	220
Gabonese Republic
6.950%, 06/16/2025 (A)		465	435
6.375%, 12/12/2024		946	892

			2,085

Georgia — 0.0%
Republic of Georgia
6.875%, 04/12/2021 (A)		66	67

Ghana — 1.3%
Ghana Government International Bond
24.750%, 07/19/2021	GHS	–	–
19.750%, 03/25/2024		5,311	912
19.000%, 11/02/2026		11,055	1,826
10.750%, 10/14/2030		$2,854	3,459
8.950%, 03/26/2051 (A)		3,695	3,191
8.750%, 03/11/2061 (A)		658	554
8.750%, 03/11/2061		233	196
8.627%, 06/16/2049 (A)		593	498
8.125%, 03/26/2032 (A)		246	215
7.875%, 03/26/2027 (A)		1,357	1,288
7.875%, 03/26/2027		72	68
7.875%, 02/11/2035 (A)		1,589	1,338
7.875%, 02/11/2035		1,055	888
7.625%, 05/16/2029		995	897
7.625%, 05/16/2029 (A)		653	589
6.375%, 02/11/2027 (A)		2,568	2,308
Kosmos Energy
7.125%, 04/04/2026 (A)		182	160

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Republic of Ghana
8.125%, 01/18/2026 (A)		$83	$83
Tullow Oil
7.000%, 03/01/2025 (A)		783	364

			18,834

Guatemala — 0.2%
Comunicaciones Celulares Via Comcel Trust
6.875%, 02/06/2024 (A)		390	399
Guatemala Government Bond
6.125%, 06/01/2050		962	1,147
5.375%, 04/24/2032		600	688
4.900%, 06/01/2030		558	618

			2,852

Honduras — 0.1%
Honduras Government International Bond
6.250%, 01/19/2027		326	357
5.625%, 06/24/2030 (A)		736	787
5.625%, 06/24/2030		299	320

			1,464

Hong Kong — 0.1%
AIA Group
3.200%, 09/16/2040 (A)		200	207
NWD
4.125%, 07/18/2029		757	769

			976

Hungary — 1.4%
Hungary Government Bond
6.750%, 10/22/2028	HUF	489,630	2,138
6.375%, 03/29/2021		$2,228	2,291
5.500%, 06/24/2025	HUF	500,750	1,909
3.000%, 06/26/2024		413,620	1,409
3.000%, 10/27/2027		1,192,460	4,123
3.000%, 08/21/2030		727,940	2,513
2.750%, 12/22/2026		1,072,960	3,638
2.500%, 10/24/2024		653,680	2,199
Hungary Government International Bond
1.750%, 06/05/2035	EUR	265	326

			20,546

India — 0.2%
Adani Electricity Mumbai
3.949%, 02/12/2030 (A)		$540	528
Export-Import Bank of India MTN
3.250%, 01/15/2030 (A)		1,060	1,068
Network i2i
5.650%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.277% (A)(G)		275	275
Power Finance MTN
3.950%, 04/23/2030 (A)		569	549

54	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)
GLOBAL BONDS (continued)
Vedanta Holdings Mauritius II
13.000%, 08/21/2023 (A)		$601	$619

			3,039

Indonesia — 7.2%
Indonesia Asahan Aluminium Persero
6.757%, 11/15/2048 (A)		331	425
6.757%, 11/15/2048		257	330
5.800%, 05/15/2050 (A)		2,234	2,609
5.710%, 11/15/2023 (A)		618	686
5.450%, 05/15/2030 (A)		1,051	1,215
4.750%, 05/15/2025 (A)		1,370	1,507
Indonesia Government International Bond
9.000%, 03/15/2029	IDR	2,750,000	3,236
8.750%, 05/15/2031		779,000	4,556
8.500%, 10/12/2035		$1,969	3,148
8.375%, 03/15/2024	IDR	173,000	1,474
8.375%, 03/15/2034		2,065,000	10,243
8.375%, 04/15/2039		801,000	5,779
8.250%, 05/15/2029		8,743,000	5,030
8.250%, 06/15/2032		2,030,000	864
8.250%, 05/15/2036		2,516,000	5,148
8.125%, 05/15/2024		6,235,000	5,533
7.750%, 01/17/2038		$1,797	2,776
7.500%, 08/15/2032	IDR	6,770,000	1,826
7.500%, 05/15/2038		8,662,000	3,909
7.000%, 05/15/2022		233,000	2,814
7.000%, 05/15/2027		3,129,000	4,370
6.625%, 05/15/2033		4,323,000	1,557
6.125%, 05/15/2028		9,066,000	586
5.625%, 05/15/2023		3,267,000	223
5.250%, 01/08/2047 (A)		$170	220
4.750%, 02/11/2029		985	1,168
4.350%, 01/08/2027 (A)		206	236
3.500%, 01/11/2028		2,300	2,514
2.850%, 02/14/2030		1,059	1,112
1.400%, 10/30/2031	EUR	300	343
0.900%, 02/14/2027		428	490
Indonesia Government International Bond MTN
5.250%, 01/17/2042		$3,200	4,046
5.125%, 01/15/2045		410	515
4.625%, 04/15/2043		1,320	1,544
3.850%, 07/18/2027		400	450
Indonesia Treasury Bond
7.500%, 06/15/2035	IDR	1,796,000	2,151
7.500%, 04/15/2040		1,221,000	2,111
7.000%, 09/15/2030		3,842,000	6,327
6.500%, 06/15/2025		2,680,000	3,652
6.500%, 02/15/2031		1,038,000	67
JPMorgan Chase Bank MTN
7.500%, 06/15/2035 (A)		1,500,000	2,807

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Medco Bell Pte
6.375%, 01/30/2027 (A)		$466	$401
Pertamina Persero MTN
6.450%, 05/30/2044		529	685
3.650%, 07/30/2029 (A)		1,035	1,110
Perusahaan Listrik Negara
1.875%, 11/05/2031 (A)	EUR	691	776
Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (A)		$657	845
6.150%, 05/21/2048		250	322
4.375%, 02/05/2050 (A)		265	274
Perusahaan Penerbit SBSN Indonesia III
4.325%, 05/28/2025		2,135	2,409

			106,419

Iraq — 0.1%
Iraq International Bond
5.800%, 01/15/2028		1,405	1,252

Israel — 0.6%
Bank Leumi Le-Israel
3.275%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+1.631%, 01/29/2031 (A)		431	433
Leviathan Bond (A)
6.750%, 06/30/2030		394	408
6.500%, 06/30/2027		959	995
State of Israel
4.500%, 04/03/2120		2,842	3,893
3.875%, 07/03/2050		2,695	3,234

			8,963

Ivory Coast — 0.6%
Ivory Coast Government International Bond
6.875%, 10/17/2040	EUR	1,515	1,594
6.625%, 03/22/2048		1,552	1,533
6.625%, 03/22/2048		271	268
5.875%, 10/17/2031		1,729	1,832
5.875%, 10/17/2031 (A)		1,157	1,226
5.750%, 12/31/2032		$1,162	1,075
5.250%, 03/22/2030	EUR	855	907
5.125%, 06/15/2025		371	443

			8,878

Jamaica — 0.1%
Government of Jamaica
7.875%, 07/28/2045		$736	931

Jordan — 0.2%
Jordan Government International Bond
7.375%, 10/10/2047 (A)		228	226
7.375%, 10/10/2047		141	140
5.850%, 07/07/2030 (A)		1,238	1,199

SEI Institutional International Trust / Annual Report / September 30, 2020	55

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.950%, 07/07/2025 (A)	$1,030	$1,026

		2,591

Kazakhstan — 1.3%
Development Bank of Kazakhstan
4.125%, 12/10/2022	770	807
Kazakhstan Government International Bond MTN
6.500%, 07/21/2045	330	512
KazMunayGas National JSC
6.375%, 10/24/2048 (A)	1,688	2,152
5.750%, 04/19/2047 (A)	2,247	2,662
5.750%, 04/19/2047	63	75
5.375%, 04/24/2030 (A)	984	1,149
5.375%, 04/24/2030	3,678	4,293
4.750%, 04/24/2025 (A)	732	804
3.875%, 04/19/2022	1,777	1,834
KazTransGas JSC
4.375%, 09/26/2027 (A)	932	1,003
4.375%, 09/26/2027	799	859
Tengizchevroil Finance International (A)
3.250%, 08/15/2030	450	454
2.625%, 08/15/2025	1,990	1,998

		18,602

Kenya — 0.3%
Kenya Government International Bond
8.250%, 02/28/2048	1,793	1,718
8.250%, 02/28/2048 (A)	654	626
8.000%, 05/22/2032	368	363
7.000%, 05/22/2027	1,394	1,367
7.000%, 05/22/2027 (A)	362	355

		4,429

Kuwait — 0.1%
Kuwait International Government Bond
3.500%, 03/20/2027	418	470
2.750%, 03/20/2022	645	662
Meglobal Canada ULC MTN
5.875%, 05/18/2030 (A)	222	259
NBK Tier 1 Financing 2
4.500%, VAR USD Swap Semi 30/360 6 Yr Curr+2.832% (A)(G)	513	506

		1,897

Lebanon — 0.2%
Lebanon Government International Bond
8.250%, 05/17/2034 (D)	4,532	703
8.200%, 05/17/2033 (D)	2,700	418
6.650%, 04/22/2024 (D)	2,250	354
6.000%, 01/27/2023 (D)	560	88
Lebanon Government International Bond MTN
8.250%, 04/12/2021 (D)	1,073	184

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.000%, 03/20/2028 (D)		$2,432	$376
6.850%, 05/25/2029 (D)		387	60
6.650%, 02/26/2030 (D)		1,225	188
6.600%, 11/27/2026 (D)		2,201	347
6.400%, 05/26/2023 (D)		1,555	246
6.100%, 10/04/2022 (D)		1,573	259
6.100%, 10/04/2022 (D)		569	93

			3,316

Luxembourg — 0.0%
Millicom International Cellular
6.250%, 03/25/2029 (A)		449	479

Macau — 0.1%
Sands China
5.400%, 08/08/2028		635	706
Studio City Finance (A)
6.500%, 01/15/2028		371	388
6.000%, 07/15/2025		142	145

			1,239

Malaysia — 6.2%
1MDB Energy
5.990%, 05/11/2022		2,000	2,084
1MDB Global Investments
4.400%, 03/09/2023		3,000	3,003
4.400%, 03/09/2023		7,400	7,407
Gohl Capital
4.250%, 01/24/2027		850	845
Malaysia Government Bond
5.248%, 09/15/2028	MYR	1,050	299
4.935%, 09/30/2043		2,200	609
4.921%, 07/06/2048		1,768	494
4.893%, 06/08/2038		800	227
4.642%, 11/07/2033		500	139
4.392%, 04/15/2026		3,480	923
4.232%, 06/30/2031		1,200	325
4.181%, 07/15/2024		4,186	1,079
4.160%, 07/15/2021		1,920	471
4.059%, 09/30/2024		8,576	2,209
3.955%, 09/15/2025		19,783	5,135
3.906%, 07/15/2026		16,152	4,199
3.899%, 11/16/2027		2,500	655
3.885%, 08/15/2029		30,830	8,124
3.882%, 03/10/2022		5,848	1,449
3.828%, 07/05/2034		28,209	7,354
3.800%, 08/17/2023		30,074	7,583
3.795%, 09/30/2022		3,200	799
3.757%, 04/20/2023		13,915	3,492
3.757%, 05/22/2040		1,500	382
3.733%, 06/15/2028		12,719	3,299
3.659%, 10/15/2020		36,600	8,813
3.620%, 11/30/2021		18,334	4,506

56	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
3.502%, 05/31/2027	MYR	2,412	$618
3.480%, 03/15/2023		5,870	1,462
3.478%, 06/14/2024		6,160	1,550
3.418%, 08/15/2022		10,450	2,585
Malaysia Government Investment Issue
4.369%, 10/31/2028		1,200	324
4.119%, 11/30/2034		5,564	1,475
4.070%, 09/30/2026		6,500	1,706
Malaysia Sukuk Global
3.179%, 04/27/2026		$1,777	1,976
Petronas Capital MTN
4.550%, 04/21/2050 (A)		563	715
4.550%, 04/21/2050		561	713
3.500%, 04/21/2030 (A)		2,200	2,459

			91,487

Mauritius — 0.0%
Liquid Telecommunications Financing
8.500%, 07/13/2022 (A)		496	501

Mexico — 8.4%
America Movil
7.125%, 12/09/2024	MXN	18,110	856
Axtel
6.375%, 11/14/2024 (A)		$713	741
Banco Mercantil del Norte (A)
7.500%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.470% (G)		476	469
6.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.967% (G)		609	600
Banco Nacional de Comercio Exterior SNC
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026 (A)		1,015	1,012
3.800%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.000%, 08/11/2026		844	842
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand
5.375%, 04/17/2025 (A)		414	461
Cemex (A)
7.375%, 06/05/2027		572	618
5.450%, 11/19/2029		750	758
Cometa Energia
6.375%, 04/24/2035 (A)		1,333	1,459
Comision Federal de Electricidad
7.350%, 11/25/2025	MXN	39,785	1,734
5.750%, 02/14/2042 (A)		$500	551
4.750%, 02/23/2027 (A)		458	492
Grupo Televisa
6.625%, 01/15/2040		616	813
Industrias Penoles
5.650%, 09/12/2049 (A)		359	418

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Infraestructura Energetica Nova
4.750%, 01/15/2051 (A)		$1,410	$1,322
Mexican Bonos
8.000%, 11/07/2047	MXN	62,579	3,132
7.750%, 11/23/2034		39,185	1,990
7.750%, 11/13/2042		94,898	4,654
7.500%, 06/03/2027		146,597	7,381
6.500%, 06/09/2022		12,008	562
5.750%, 03/05/2026		87,650	4,065
Mexican Bonos, Ser M20
10.000%, 12/05/2024		305,382	16,440
8.500%, 05/31/2029		55,069	2,950
8.000%, 12/07/2023		3,082	153
7.750%, 05/29/2031		134,983	6,893
Mexican Bonos, Ser M30
8.500%, 11/18/2038		91,941	4,881
Mexican Udibonos
4.000%, 11/15/2040		39,297	2,042
4.000%, 11/03/2050		41,686	2,230
Mexico City Airport Trust
5.500%, 07/31/2047 (A)		$715	584
Mexico Government International Bond
5.000%, 04/27/2051		397	445
4.750%, 04/27/2032		3,640	4,108
4.500%, 04/22/2029		2,486	2,788
4.500%, 01/31/2050		893	944
Mexico Government International Bond MTN
5.750%, 10/12/2110		1,906	2,206
4.750%, 03/08/2044		386	421
Minera Mexico
4.500%, 01/26/2050 (A)		627	680
Petroleos Mexicanos
9.500%, 09/15/2027		169	179
7.690%, 01/23/2050 (A)		8,402	7,033
7.470%, 11/12/2026	MXN	175,079	6,257
7.190%, 09/12/2024		108,672	4,264
6.950%, 01/28/2060 (A)		$3,398	2,628
6.950%, 01/28/2060		5,749	4,447
6.840%, 01/23/2030		3,342	2,983
6.625%, 06/15/2035		4,400	3,654
6.500%, 01/23/2029		423	380
6.500%, 01/23/2029 (A)		785	706
6.490%, 01/23/2027 (A)		62	58
6.350%, 02/12/2048		678	510
6.350%, 02/12/2048 (A)		430	324
5.950%, 01/28/2031		1,490	1,258
5.950%, 01/28/2031 (A)		2,188	1,848
5.625%, 01/23/2046		253	185
5.350%, 02/12/2028 (A)		1,079	933
4.500%, 01/23/2026		602	538
Petroleos Mexicanos MTN
6.875%, 08/04/2026		741	713

SEI Institutional International Trust / Annual Report / September 30, 2020	57

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
6.750%, 09/21/2047		$553	$429
4.875%, 02/21/2028	EUR	755	775
United Mexican States MTN
6.050%, 01/11/2040		$1,116	1,397

			124,194

Mongolia — 0.4%
Development Bank of Mongolia
7.250%, 10/23/2023 (A)		784	819
Mongolia Government International Bond
5.625%, 05/01/2023		1,287	1,321
5.125%, 04/07/2026		381	384
5.125%, 04/07/2026 (A)		201	202
Mongolia Government International Bond MTN
8.750%, 03/09/2024		1,951	2,176
5.125%, 12/05/2022		500	510

			5,412

Morocco — 0.0%
Morocco Government International Bond
1.500%, 11/27/2031	EUR	481	530

Mozambique — 0.2%
Mozambique International Bond
5.000%, 09/15/2031 (A)		$3,120	2,527

Namibia — 0.0%
Namibia International Bonds
5.250%, 10/29/2025		379	376

Netherlands — 0.0%
Minejesa Capital BV (A)
5.625%, 08/10/2037		82	84
4.625%, 08/10/2030		557	573

			657

Nigeria — 0.7%
IHS Netherlands Holdco
8.000%, 09/18/2027 (A)		299	306
Nigeria Government International Bond
9.248%, 01/21/2049		322	319
8.747%, 01/21/2031		1,719	1,754
8.747%, 01/21/2031 (A)		535	546
7.875%, 02/16/2032		1,803	1,718
7.875%, 02/16/2032 (A)		588	560
7.696%, 02/23/2038		3,163	2,851
7.696%, 02/23/2038 (A)		601	542
7.143%, 02/23/2030		682	646
Nigeria Government International Bond MTN
6.500%, 11/28/2027 (A)		1,129	1,074
6.500%, 11/28/2027		130	124

			10,440

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Oman — 0.7%
Oman Government International Bond
6.750%, 01/17/2048 (A)	$1,059	$875
6.750%, 01/17/2048	7,649	6,317
5.625%, 01/17/2028 (A)	366	336
4.750%, 06/15/2026	900	825
3.625%, 06/15/2021	1,326	1,318
Oman Government International Bond MTN (A)
6.000%, 08/01/2029	309	284
4.875%, 02/01/2025	917	884

		10,839

Pakistan — 0.2%
Pakistan Government International Bond
8.250%, 09/30/2025 (B)	1,000	1,062
7.875%, 03/31/2036	200	199
6.875%, 12/05/2027	1,114	1,107
Third Pakistan International Sukuk
5.500%, 10/13/2021	1,201	1,198

		3,566

Panama — 1.4%
Aeropuerto Internacional de Tocumen
6.000%, 11/18/2048 (A)	672	748
5.625%, 05/18/2036	555	615
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (A)	984	1,010
Banco Nacional de Panama
2.500%, 08/11/2030 (A)	791	783
Cable Onda
4.500%, 01/30/2030 (A)	208	216
Empresa de Transmision Electrica
5.125%, 05/02/2049 (A)	635	736
Panama Government International Bond
4.500%, 04/16/2050	1	1
2.252%, 09/29/2032	1,719	1,732
Republic of Panama
9.375%, 04/01/2029	1,004	1,542
8.125%, 04/28/2034	478	685
4.500%, 04/01/2056	4,367	5,470
3.870%, 07/23/2060	2,826	3,232
3.750%, 03/16/2025	2,016	2,200
3.160%, 01/23/2030	2,099	2,283

		21,253

Papua New Guinea — 0.2%
Papua New Guinea Government International Bond
8.375%, 10/04/2028 (A)	2,882	2,885
8.375%, 10/04/2028	306	306

		3,191

58	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Paraguay — 0.2%
Paraguay Government International Bond
6.100%, 08/11/2044		$1,010	$1,306
5.400%, 03/30/2050		571	692
4.950%, 04/28/2031		847	975

			2,973

Peru — 2.9%
Abengoa Transmision Sur
6.875%, 04/30/2043 (A)		266	347
Fondo MIVIVIENDA
7.000%, 02/14/2024 (A)	PEN	3,704	1,150
Inkia Energy
5.875%, 11/09/2027 (A)		$359	374
Kallpa Generacion (A)
4.875%, 05/24/2026		192	207
4.125%, 08/16/2027		1,197	1,251
Peru Government Bond
5.350%, 08/12/2040	PEN	708	195
Peruvian Government International Bond
8.200%, 08/12/2026		4,697	1,734
8.200%, 08/12/2026		4,478	1,654
6.950%, 08/12/2031		154	52
6.950%, 08/12/2031		23,360	7,949
6.900%, 08/12/2037		7,121	2,359
6.850%, 02/12/2042		613	197
6.550%, 03/14/2037		$309	467
6.350%, 08/12/2028 (A)	PEN	1,465	492
6.350%, 08/12/2028		346	116
6.350%, 08/12/2028		1,570	527
6.350%, 08/12/2028		5,940	1,994
6.150%, 08/12/2032		21,790	6,950
5.940%, 02/12/2029		367	120
5.700%, 08/12/2024 (A)		4,932	1,614
5.625%, 11/18/2050		$758	1,207
5.400%, 08/12/2034	PEN	4,002	1,164
2.844%, 06/20/2030		$1,153	1,254
2.783%, 01/23/2031		1,840	1,988
2.392%, 01/23/2026		1,475	1,547
Petroleos del Peru
5.625%, 06/19/2047		1,993	2,292
5.625%, 06/19/2047 (A)		366	421
4.750%, 06/19/2032		1,843	1,996
4.750%, 06/19/2032 (A)		1,201	1,301

			42,919

Philippines — 0.4%
Philippine Government International Bond
4.000%, 01/15/2021		157	158
3.900%, 11/26/2022	PHP	45,000	946
3.750%, 01/14/2029		$2,522	2,942
2.950%, 05/05/2045		530	561

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
2.457%, 05/05/2030		$915	$986

			5,593

Poland — 2.9%
Republic of Poland Government Bond
5.000%, 03/23/2022		2,281	2,437
3.250%, 07/25/2025	PLN	8,585	2,499
2.750%, 04/25/2028		21,486	6,214
2.750%, 10/25/2029		25,298	7,374
2.500%, 01/25/2023		16,804	4,589
2.500%, 04/25/2024		6,060	1,690
2.500%, 07/25/2026		29,930	8,482
2.500%, 07/25/2027		16,396	4,659
2.250%, 04/25/2022		13,055	3,493
2.000%, 04/25/2021		912	238
1.750%, 07/25/2021		5,000	1,312

			42,987

Qatar — 1.4%
Qatar Government International Bond
5.750%, 01/20/2042 (A)		$574	846
5.103%, 04/23/2048 (A)		694	964
5.103%, 04/23/2048		567	788
4.817%, 03/14/2049 (A)		573	771
4.817%, 03/14/2049		3,737	5,032
4.400%, 04/16/2050 (A)		662	852
4.400%, 04/16/2050		317	408
4.000%, 03/14/2029		1,334	1,559
4.000%, 03/14/2029 (A)		2,833	3,311
3.750%, 04/16/2030 (A)		4,027	4,666
3.750%, 04/16/2030		367	425
3.400%, 04/16/2025		654	717

			20,339

Romania — 2.1%
Government of Romania
5.850%, 04/26/2023	RON	7,190	1,842
Romania Government Bond
4.850%, 04/22/2026		9,840	2,544
4.400%, 09/25/2023		790	197
4.150%, 01/26/2028		3,980	999
3.700%, 11/25/2024		1,740	425
3.650%, 07/28/2025		8,440	2,061
Romanian Government International Bond
5.125%, 06/15/2048		$628	765
5.000%, 02/12/2029	RON	8,095	2,156
4.500%, 06/17/2024		8,245	2,070
4.250%, 06/28/2023		2,730	675
4.000%, 10/27/2021		10,545	2,569
4.000%, 02/14/2051 (A)		$1,742	1,794
3.000%, 02/14/2031 (A)		1,224	1,256
Romanian Government International Bond MTN
4.625%, 04/03/2049 (A)	EUR	1,338	1,911

SEI Institutional International Trust / Annual Report / September 30, 2020	59

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
4.625%, 04/03/2049	EUR	1,248	$1,781
4.125%, 03/11/2039		1,258	1,674
3.875%, 10/29/2035		330	439
3.375%, 02/08/2038		973	1,212
3.375%, 01/28/2050		1,660	1,985
3.375%, 01/28/2050 (A)		471	563
2.124%, 07/16/2031		158	185
2.000%, 01/28/2032		950	1,097

			30,200

Russia — 5.5%
Gazprom OAO Via Gaz Capital (A)
5.150%, 02/11/2026		$2,673	2,978
4.950%, 02/06/2028		640	714
Gtlk Europe Capital DAC
4.650%, 03/10/2027		596	590
GTLK Europe Capital DAC
4.949%, 02/18/2026		968	989
GTLK Europe DAC
5.950%, 07/19/2021		220	224
Rusal Capital DAC
5.125%, 02/02/2022		860	866
Russian Federal Bond - OFZ
8.500%, 09/17/2031	RUB	176,982	2,686
8.150%, 02/03/2027		827,610	12,036
7.950%, 10/07/2026		280,027	4,034
7.700%, 03/23/2033		345,745	4,978
7.700%, 03/16/2039		54,617	802
7.650%, 04/10/2030		100,827	1,437
7.250%, 05/10/2034		238,383	3,318
7.100%, 10/16/2024		139,464	1,925
7.050%, 01/19/2028		953,320	13,074
7.000%, 08/16/2023		321,552	4,374
6.900%, 05/23/2029		334,404	4,535
6.000%, 10/06/2027		16,284	211
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030		$2	2
5.875%, 09/16/2043		3,800	5,263
5.625%, 04/04/2042		2,200	2,939
5.250%, 06/23/2047		1,000	1,324
5.100%, 03/28/2035		3,200	3,922
4.375%, 03/21/2029 (B)		5,600	6,425
SCF Capital Designated Activity
5.375%, 06/16/2023 (A)		529	568
Vnesheconombank Via VEB Finance
6.800%, 11/22/2025		580	692
6.800%, 11/22/2025 (A)		150	179

			81,085

Saudi Arabia — 1.3%
Acwa Power Management And Investments One
5.950%, 12/15/2039 (A)		1,742	1,966

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Saudi Arabian Oil MTN
4.250%, 04/16/2039 (A)		$1,597	$1,836
4.250%, 04/16/2039		2,150	2,471
Saudi Government International Bond
5.250%, 01/16/2050		680	914
5.250%, 01/16/2050 (A)		326	438
Saudi Government International Bond MTN
5.000%, 04/17/2049 (A)		1,013	1,310
5.000%, 04/17/2049		803	1,038
4.500%, 10/26/2046		580	696
3.250%, 10/26/2026 (A)		1,884	2,049
3.250%, 10/22/2030 (A)		3,329	3,615
3.250%, 10/22/2030		395	429
2.750%, 02/03/2032		1,146	1,192
2.750%, 02/03/2032 (A)		727	756

			18,710

Senegal — 0.1%
Senegal Government International Bond
6.750%, 03/13/2048		260	246
6.250%, 07/30/2024		677	696

			942

Serbia — 0.8%
Republic of Serbia
7.250%, 09/28/2021		437	462
Serbia International Bond
3.125%, 05/15/2027		320	401
1.500%, 06/26/2029	EUR	2,344	2,653
Serbia Treasury Bonds
5.875%, 02/08/2028	RSD	203,510	2,368
4.500%, 01/11/2026		211,800	2,279
4.500%, 08/20/2032		177,880	1,874
3.750%, 01/17/2022		159,400	1,628

			11,665

South Africa — 4.1%
Eskom Holdings SOC
7.125%, 02/11/2025 (A)		$2,085	1,899
7.125%, 02/11/2025		1,430	1,302
5.750%, 01/26/2021 (A)		1,681	1,640
Eskom Holdings SOC MTN
8.450%, 08/10/2028 (A)		471	432
7.500%, 09/15/2033	ZAR	35,200	1,492
6.750%, 08/06/2023		$1,556	1,431
6.750%, 08/06/2023 (A)		1,329	1,222
6.350%, 08/10/2028 (A)		322	323
Republic of South Africa
10.500%, 12/21/2026	ZAR	192,764	13,374
9.000%, 01/31/2040		54,699	2,625
8.875%, 02/28/2035		41,899	2,102
8.750%, 01/31/2044		85,589	3,958
8.750%, 02/28/2048		127,725	5,885
8.500%, 01/31/2037		114,313	5,372

60	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
8.250%, 03/31/2032	ZAR	4,180	$215
8.000%, 01/31/2030		63,249	3,460
7.750%, 02/28/2023		5,181	333
7.000%, 02/28/2031		51,041	2,488
6.500%, 02/28/2041		16,423	613
6.300%, 06/22/2048		$964	877
6.250%, 03/31/2036	ZAR	68,414	2,669
5.875%, 09/16/2025		$790	844
5.750%, 09/30/2049		3,772	3,194
5.650%, 09/27/2047		386	327
5.000%, 10/12/2046		357	286
4.850%, 09/27/2027		420	414
4.850%, 09/30/2029		1,508	1,437
SASOL Financing USA
5.875%, 03/27/2024		442	425
Transnet SOC MTN
9.500%, 05/13/2021 (A)	ZAR	6,760	411

			61,050

South Korea — 0.3%
Export-Import Bank of Korea MTN
8.400%, 11/30/2021	IDR	2,400,000	1,539
7.250%, 12/07/2024		700,000	49
Korea International Bond
2.000%, 06/19/2024		$1,026	1,074
1.000%, 09/16/2030		1,948	1,921

			4,583

Spain — 0.1%
AI Candelaria Spain SLU
7.500%, 12/15/2028 (A)		975	1,053

Sri Lanka — 0.9%
Sri Lanka Government International Bond
7.850%, 03/14/2029		1,598	1,103
7.550%, 03/28/2030		1,689	1,140
6.850%, 03/14/2024		512	374
6.850%, 11/03/2025		1,339	937
6.825%, 07/18/2026 (A)		1,584	1,103
6.825%, 07/18/2026		500	348
6.750%, 04/18/2028 (A)		4,437	2,995
6.750%, 04/18/2028		746	504
6.350%, 06/28/2024 (A)		1,294	938
6.250%, 07/27/2021		1,834	1,596
6.200%, 05/11/2027		1,186	800
5.875%, 07/25/2022 (A)		308	245
5.750%, 04/18/2023 (A)		1,031	758
5.750%, 04/18/2023		995	731

			13,572

Supra-National — 0.5%
African Export-Import Bank MTN
3.994%, 09/21/2029 (A)		363	374

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
Banque Ouest Africaine de Developpement (A)
5.000%, 07/27/2027		$865	$931
4.700%, 10/22/2031		683	715
European Bank for Reconstruction & Development MTN
6.450%, 12/13/2022		9,486,000	644
European Investment Bank MTN
8.500%, 09/17/2024	ZAR	9,200	621
Inter-American Development Bank MTN
7.875%, 03/14/2023	IDR	880,000	3,587
International Bank for Reconstruction & Development MTN
7.450%, 08/20/2021		914,700	744

			7,616

Tanzania — 0.0%
AngloGold Ashanti Holdings
3.750%, 10/01/2030		$229	235

Thailand — 2.6%
Thailand Government Bond
5.670%, 03/13/2028	THB	3,000	125
3.775%, 06/25/2032		210,074	8,263
3.650%, 06/20/2031		84,500	3,243
3.625%, 06/16/2023		30,000	1,022
3.400%, 06/17/2036		216,743	8,424
3.300%, 06/17/2038		99,572	3,803
2.875%, 12/17/2028		85,796	3,051
2.875%, 06/17/2046		3,431	125
2.400%, 12/17/2023		88,000	2,926
2.125%, 12/17/2026		15,000	505
1.875%, 06/17/2022		20,000	645
1.600%, 12/17/2029		40,631	1,310
1.600%, 06/17/2035		27,023	857
1.585%, 12/17/2035		32,515	1,029
1.450%, 12/17/2024		85,200	2,760
1.250%, 03/12/2028		404	12

			38,100

Trinidad & Tobago — 0.2%
Trinidad & Tobago Government International Bond
4.500%, 06/26/2030 (A)		$1,026	1,007
4.375%, 01/16/2024		1,287	1,306

			2,313

Tunisia — 0.3%
Banque Centrale de Tunisie
8.250%, 09/19/2027		337	316
Banque Centrale de Tunisie International Bond
6.375%, 07/15/2026	EUR	1,630	1,719

SEI Institutional International Trust / Annual Report / September 30, 2020	61

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
5.625%, 02/17/2024	EUR	1,650	$1,747

			3,782

Turkey — 2.3%

Export Credit Bank of Turkey (A)
6.125%, 05/03/2024		$247	236
5.375%, 10/24/2023		1,033	973
5.000%, 09/23/2021		538	533

Export Credit Bank of Turkey MTN
5.375%, 02/08/2021 (A)		896	894

Hazine Mustesarligi Varlik Kiralama
5.800%, 02/21/2022 (A)(B)		2,770	2,756

QNB Finansbank
6.875%, 09/07/2024 (A)		613	620

Republic of Turkey
4.875%, 04/16/2043		4,934	3,670

TC Ziraat Bankasi MTN (A)
5.125%, 05/03/2022		1,063	1,032
4.750%, 04/29/2021		311	309

Turkey Government International Bond
16.200%, 06/14/2023	TRY	11,584	1,606
12.200%, 01/18/2023		6,050	777
11.000%, 03/02/2022		3,700	468
10.700%, 08/17/2022		21,356	2,672
10.600%, 02/11/2026		13,916	1,656
10.500%, 08/11/2027		24,059	2,801
7.250%, 12/23/2023		$1,732	1,784
6.875%, 03/17/2036		1,757	1,644
6.350%, 08/10/2024		294	293
6.125%, 10/24/2028		1,455	1,382
6.000%, 03/25/2027		597	572
6.000%, 01/14/2041		308	255
5.750%, 03/22/2024		1,918	1,882
5.750%, 05/11/2047		252	199
5.600%, 11/14/2024		870	843
5.125%, 02/17/2028		242	220
4.875%, 10/09/2026		1,017	930
4.250%, 04/14/2026		338	304
3.000%, 08/02/2023	TRY	11,253	1,486

Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5
Yr Curr+4.220%, 05/24/2027 (A)		$656	588

Turkiye Sise ve Cam Fabrikalari
6.950%, 03/14/2026		500	508

Yapi ve Kredi Bankasi MTN
5.850%, 06/21/2024 (A)		429	404

			34,297

Ukraine — 2.4%
Government of Ukraine
7.750%, 09/01/2023		376	382

NAK Naftogaz Ukraine via Kondor Finance
7.625%, 11/08/2026 (A)		990	949

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)
7.125%, 07/19/2024	EUR	720	$812

Ukraine Government International Bond
17.000%, 05/11/2022	UAH	71,848	2,751
16.000%, 08/11/2021		148,624	5,492
15.840%, 02/26/2025		66,553	2,633
15.700%, 01/20/2021 (A)		48,000	1,730
9.750%, 11/01/2028		$1,807	1,951
9.750%, 11/01/2028 (A)		375	405
8.994%, 02/01/2024		1,128	1,176
7.750%, 09/01/2021		2,047	2,096
7.750%, 09/01/2022		566	579
7.750%, 09/01/2024 (A)		245	246
7.750%, 09/01/2025		1,058	1,059
7.750%, 09/01/2026 (A)		45	45
7.750%, 09/01/2026		3,153	3,133
7.750%, 09/01/2027		1,030	1,019
7.750%, 09/01/2027 (A)		223	221
7.375%, 09/25/2032		2,536	2,378
7.253%, 03/15/2033		453	416
7.253%, 03/15/2033 (A)		1,568	1,441
6.750%, 06/20/2026	EUR	1,299	1,481
4.375%, 01/27/2030 (A)		961	918
3.000%, 05/31/2040 (A)(F)		$2,206	2,004

Ukreximbank Via Biz Finance 9.625%, 04/27/2022 (A)		570	582

			35,899

United Arab Emirates — 1.9%

Abu Dhabi Crude Oil Pipeline
4.600%, 11/02/2047 (A)		3,268	4,000
4.600%, 11/02/2047		330	404
3.650%, 11/02/2029 (A)		1,794	2,037

Abu Dhabi Government International Bond
4.125%, 10/11/2047 (A)		824	1,037
3.125%, 09/30/2049 (A)		2,552	2,731
3.125%, 09/30/2049		293	314

Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050		460	561
3.875%, 04/16/2050 (A)		201	245
3.125%, 04/16/2030		300	335
2.700%, 09/02/2070		681	658
2.700%, 09/02/2070 (A)		2,830	2,734
2.500%, 04/16/2025 (A)		3,135	3,326
DP World MTN (A)
6.850%, 07/02/2037		421	525
5.625%, 09/25/2048		1,009	1,150
4.700%, 09/30/2049		134	135
DP World Salaam
6.000%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.750% (G)		200	209

62	SEI Institutional International Trust / Annual Report / September 30, 2020

Description	Face Amount (Thousands)		Market Value ($ Thousands)

GLOBAL BONDS (continued)

Emirate of Dubai Government International Bonds MTN
5.250%, 01/30/2043		$490	$558

Finance Department Government of Sharjah MTN
4.000%, 07/28/2050		674	690
4.000%, 07/28/2050 (A)		2,031	2,077

MAF Sukuk MTN
3.933%, 02/28/2030		691	723

MDC-GMTN BV MTN
4.500%, 11/07/2028 (A)		1,346	1,611

MDGH - GMTN BV MTN
3.950%, 05/21/2050		200	234
3.700%, 11/07/2049 (A)		711	795

Sharjah Sukuk Program MTN
3.854%, 04/03/2026		359	390

			27,479

United Kingdom — 0.3%

Standard Chartered Bank MTN (A)
8.375%, 10/18/2039	IDR	797,000	1,487
8.250%, 05/18/2029		930,000	2,995

			4,482

United States — 0.3%
JPMorgan Chase Bank MTN
7.000%, 09/18/2030 (A)(F)		7,028,000	4,519

Uruguay — 0.8%

Republic of Uruguay
5.100%, 06/18/2050		$535	719

Uruguay Government International Bond
9.875%, 06/20/2022	UYU	42,797	1,052
8.500%, 03/15/2028		8,397	205
4.975%, 04/20/2055		$661	879
4.375%, 10/27/2027		2,310	2,668
4.375%, 01/23/2031		4,957	5,893

			11,416

Uzbekistan — 0.1%

Republic of Uzbekistan Bond MTN
5.375%, 02/20/2029		783	873
4.750%, 02/20/2024		232	244

			1,117

Venezuela — 0.1%

Petroleos de Venezuela
9.750%, 05/17/2035 (D)		1,000	25
9.000%, 11/17/2021 (B)(D)		4,300	108
6.000%, 05/16/2024 (D)		10,192	255
6.000%, 05/16/2024 (D)		7,785	195
6.000%, 11/15/2026 (D)		13,215	330
5.500%, 04/12/2037 (D)		1,740	43
5.375%, 04/12/2027 (D)		4,563	114

Description	Face Amount (Thousands)	Market Value ($ Thousands)

GLOBAL BONDS (continued)

Venezuela Government International Bond
9.250%, 09/15/2027 (D)	$2,300	$172
9.250%, 05/07/2028 (D)	2,941	221
8.250%, 10/13/2024 (D)	3,304	248
7.750%, 10/13/2019 (D)	3,976	298

		2,009

Vietnam — 0.1%

Mong Duong Finance Holdings BV
5.125%, 05/07/2029 (A)	684	697

Zambia — 0.1%

First Quantum Minerals (A)
7.500%, 04/01/2025	404	400
6.875%, 03/01/2026	403	388

Zambia Government International Bond
5.375%, 09/20/2022	1,053	522
5.375%, 09/20/2022 (A)	794	394

		1,704

Total Global Bonds
(Cost $1,450,538) ($ Thousands)		1,405,762

U.S. TREASURY OBLIGATION — 1.0%

U.S. Treasury Bills
0.100%, 05/20/2021 (E)	14,991	14,981

Total U.S. Treasury Obligation
(Cost $14,981) ($ Thousands)		14,981

	Shares

AFFILIATED PARTNERSHIP — 1.1%

SEI Liquidity Fund, L.P.
0.100% **†(H)	15,314,028	15,318

Total Affiliated Partnership (Cost $15,315) ($ Thousands)		15,318

Total Investments in Securities — 97.5% (Cost $1,480,834) ($ Thousands)		$1,436,061

SEI Institutional International Trust / Annual Report / September 30, 2020	63

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

A list of the open futures contracts held by the Fund at September 30, 2020, is as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Euro-Bund	(71)	Dec-2020	$(14,689)	$(14,530)	$(133)
Euro-Buxl	(18)	Dec-2020	(4,647)	(4,700)	(146)
R023 Bond Future	594	Nov-2020	3,890	3,866	39
R186 Bond Future	1,511	Nov-2020	10,664	10,849	173
R2032 Bond Future	525	Nov-2020	2,804	2,712	(44)
R2035 Bond Future	976	Nov-2020	5,188	4,968	(131)
R2037 Bond Future	419	Nov-2020	2,110	2,014	(59)
R2040 Bond Future	379	Nov-2020	1,943	1,871	(39)
R208 Bond Future	117	Nov-2020	729	716	(1)
R213 Bond Future	837	Nov-2020	4,262	4,131	(58)
U.S. 10-Year Treasury Note	(11)	Dec-2020	(1,533)	(1,535)	(2)
U.S. 10-Year Treasury Note	102	Dec-2020	14,196	14,232	36
U.S. Long Treasury Bond	(22)	Dec-2020	(3,908)	(3,878)	30
U.S. Ultra Long Treasury Bond	42	Dec-2020	9,382	9,316	(66)

			$30,391	$30,032	$(401)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2020, is as follows:

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	12/16/20	IDR	31,854,320	USD	2,114	$(3)
Barclays PLC	12/17/20	USD	22,483	ZAR	381,050	160
Brown Brothers Harriman	10/09/20	USD	2,550	CNY	17,375	2
Citigroup	10/02/20 - 12/02/20	USD	2,297	BRL	12,241	(126)
Citigroup	10/05/20 - 12/16/20	USD	4,576	EUR	3,858	(50)
Citigroup	10/05/20 - 12/16/20	EUR	12,712	USD	15,070	151
Citigroup	10/05/20	EUR	521	USD	606	(5)
Citigroup	10/07/20 - 12/16/20	USD	13,586	RUB	998,838	(761)
Citigroup	10/07/20	RUB	80,108	USD	1,098	66
Citigroup	10/09/20 - 12/16/20	USD	18,440	CNY	127,218	226
Citigroup	10/21/20	UAH	–	USD	–	–
Citigroup	10/29/20 - 11/05/20	UAH	312,679	USD	10,954	(3,681)
Citigroup	11/03/20	EUR	2,125	HUF	753,669	(59)
Citigroup	11/03/20 - 12/11/20	HUF	1,536,767	EUR	4,213	(16)
Citigroup	11/04/20	EUR	2,053	RON	9,998	(8)
Citigroup	11/04/20 - 12/09/20	RON	6,283	EUR	1,283	–
Citigroup	12/02/20	BRL	27,576	USD	4,971	85
Citigroup	11/04/20	BRL	9,411	USD	1,662	(7)
Citigroup	11/06/20 - 12/17/20	USD	7,393	ZAR	126,737	172
Citigroup	11/06/20	USD	3,846	ZAR	63,619	(48)
Citigroup	11/06/20	USD	3,306	MXN	73,817	25
Citigroup	12/16/20	USD	13,502	MXN	290,390	(459)
Citigroup	11/06/20	MXN	54,793	USD	2,494	22
Citigroup	11/06/20 - 12/16/20	MXN	28,262	USD	1,262	(11)
Citigroup	11/06/20	ZAR	95,548	USD	5,650	(56)
Citigroup	11/10/20	EUR	2,129	CZK	56,980	(30)
Citigroup	11/10/20	CZK	28,275	EUR	1,045	2
Citigroup	11/10/20	CZK	9,894	EUR	364	(1)
Citigroup	11/19/20 - 01/27/21	EGP	37,425	USD	2,192	(152)
Citigroup	11/27/20 - 12/16/20	USD	10,751	INR	798,962	26

64	SEI Institutional International Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	11/27/20	IDR	11,462,626	USD	773	$8
Citigroup	12/16/20	IDR	26,176,634	USD	1,730	(10)
Citigroup	12/02/20	KRW	260,352	USD	220	(3)
Citigroup	12/07/20	USD	338	UYU	13,787	(17)
Citigroup	12/16/20	USD	432	COP	1,679,866	2
Citigroup	12/16/20	USD	465	PEN	1,667	(2)
Citigroup	12/16/20	EUR	1,495	PLN	6,662	(32)
Citigroup	12/16/20	PLN	2,887	EUR	635	(1)
Citigroup	12/16/20	PLN	2,935	USD	783	24
Citigroup	12/16/20	USD	2,938	CZK	66,301	(63)
Citigroup	12/16/20	USD	9,106	PLN	34,275	(235)
Citigroup	12/16/20	RON	8,265	USD	1,999	20
Citigroup	12/16/20	RON	3,081	USD	737	(1)
Citigroup	12/16/20	USD	13,656	THB	428,612	(129)
Citigroup	12/16/20	PEN	36,210	USD	10,165	93
Citigroup	12/16/20	PHP	357,250	USD	7,319	(28)
Citigroup	01/28/21	NGN	547,260	USD	1,289	(70)
Goldman Sachs	10/02/20	BRL	5,985	USD	1,088	26
Goldman Sachs	10/07/20	USD	6,135	RUB	461,905	(185)
Goldman Sachs	10/07/20 - 12/16/20	RUB	136,883	USD	1,798	45
Goldman Sachs	10/16/20 - 11/05/20	TRY	44,664	USD	6,147	391
Goldman Sachs	12/16/20	TRY	9,428	USD	1,196	(2)
Goldman Sachs	12/16/20	USD	7,246	CNY	49,865	64
Goldman Sachs	10/21/20	USD	2,407	CNY	16,329	(6)
Goldman Sachs	10/26/20 - 12/16/20	USD	4,899	IDR	73,751,434	27
Goldman Sachs	11/03/20	EUR	2,017	HUF	721,716	(36)
Goldman Sachs	11/05/20 - 12/16/20	USD	4,196	TRY	32,704	(25)
Goldman Sachs	11/05/20	UAH	10,069	USD	353	(125)
Goldman Sachs	11/06/20	USD	486	ZAR	8,207	4
Goldman Sachs	11/06/20	MXN	12,133	USD	541	(7)
Goldman Sachs	11/06/20	USD	7,830	MXN	175,706	98
Goldman Sachs	12/16/20	USD	7,585	MXN	163,344	(248)
Goldman Sachs	11/06/20	ZAR	59,544	USD	3,584	28
Goldman Sachs	11/19/20 - 01/21/21	EGP	64,552	USD	3,861	(156)
Goldman Sachs	11/27/20	IDR	4,833,064	USD	328	6
Goldman Sachs	12/16/20	IDR	12,407,849	USD	818	(7)
Goldman Sachs	12/02/20	USD	9,284	BRL	51,932	(84)
Goldman Sachs	12/09/20	RON	2,423	EUR	494	(1)
Goldman Sachs	12/09/20	EUR	3,214	RON	15,727	(7)
Goldman Sachs	12/16/20	USD	375	RON	1,544	(5)
Goldman Sachs	12/16/20	USD	891	PEN	3,165	(10)
Goldman Sachs	12/16/20	USD	2,061	HUF	621,215	(56)
Goldman Sachs	12/16/20	RON	2,146	USD	519	5
Goldman Sachs	12/16/20	USD	2,936	CLP	2,263,405	(60)
Goldman Sachs	12/16/20	USD	15,686	CZK	351,737	(438)
Goldman Sachs	12/16/20	HUF	207,734	EUR	568	(3)
Goldman Sachs	12/16/20	CLP	1,453,238	USD	1,886	39
Goldman Sachs	12/16/20	COP	53,323,499	USD	14,385	589
JPMorgan Chase Bank	10/05/20	USD	2,734	EUR	2,333	2
JPMorgan Chase Bank	10/05/20 - 12/15/20	USD	5,766	EUR	4,864	(58)

SEI Institutional International Trust / Annual Report / September 30, 2020	65

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	10/05/20 - 12/15/20	EUR	17,552	USD	20,870	$259
JPMorgan Chase Bank	11/04/20 - 12/15/20	EUR	1,192	USD	1,394	(5)
JPMorgan Chase Bank	10/05/20	KRW	2,974,856	USD	2,503	(42)
JPMorgan Chase Bank	10/15/20	PEN	1,240	USD	1,243	3
JPMorgan Chase Bank	12/18/20	USD	764	RUB	60,102	4
JPMorgan Chase Bank	10/07/20	USD	2,639	RUB	200,877	(52)
JPMorgan Chase Bank	10/07/20	RUB	152,779	USD	2,057	89
JPMorgan Chase Bank	10/13/20	MYR	10,191	USD	2,448	(6)
JPMorgan Chase Bank	10/16/20	TRY	4,388	USD	580	12
JPMorgan Chase Bank	10/19/20	USD	189	PEN	668	(4)
JPMorgan Chase Bank	10/19/20	USD	208	UYU	7,800	(25)
JPMorgan Chase Bank	10/19/20	USD	507	PHP	24,673	2
JPMorgan Chase Bank	10/19/20	USD	1,628	THB	50,939	(21)
JPMorgan Chase Bank	10/19/20 - 10/26/20	USD	6,354	CLP	4,839,436	(208)
JPMorgan Chase Bank	10/19/20 - 10/26/20	BRL	15,921	USD	3,018	194
JPMorgan Chase Bank	10/19/20 - 10/21/20	RUB	248,312	USD	3,279	85
JPMorgan Chase Bank	10/20/20	USD	91	COP	353,691	1
JPMorgan Chase Bank	10/20/20	COP	12,399,270	USD	3,356	141
JPMorgan Chase Bank	10/27/20 - 11/02/20	IDR	137,212,476	USD	9,263	55
JPMorgan Chase Bank	10/20/20 - 11/03/20	IDR	92,579,647	USD	6,196	(19)
JPMorgan Chase Bank	10/21/20	USD	1,239	MYR	5,130	(3)
JPMorgan Chase Bank	10/21/20	USD	3,442	TRY	26,108	(67)
JPMorgan Chase Bank	10/30/20	USD	140	BRL	792	—
JPMorgan Chase Bank	10/21/20 - 10/30/20	USD	7,153	BRL	38,806	(271)
JPMorgan Chase Bank	11/27/20	USD	6,388	CNY	44,393	129
JPMorgan Chase Bank	10/21/20	USD	1,451	CNY	9,856	(2)
JPMorgan Chase Bank	10/21/20 - 10/26/20	PEN	11,616	USD	3,272	41
JPMorgan Chase Bank	10/22/20	ZAR	123,754	USD	7,420	18
JPMorgan Chase Bank	10/22/20	ZAR	855	USD	49	(2)
JPMorgan Chase Bank	10/29/20	USD	1,591	CNY	10,854	5
JPMorgan Chase Bank	11/02/20	USD	103	IDR	1,532,730	—
JPMorgan Chase Bank	11/06/20 - 11/20/20	USD	2,723	MXN	61,746	62
JPMorgan Chase Bank	11/06/20	MXN	7,792	USD	354	2
JPMorgan Chase Bank	11/06/20 - 11/20/20	MXN	52,260	USD	2,340	(15)
JPMorgan Chase Bank	11/10/20	EUR	3,232	CZK	85,264	(100)
JPMorgan Chase Bank	11/10/20	CZK	33,934	EUR	1,291	46
JPMorgan Chase Bank	11/19/20	USD	4,545	ZAR	79,809	214
JPMorgan Chase Bank	11/20/20	USD	4,043	RON	16,685	(41)
JPMorgan Chase Bank	11/20/20	USD	5,793	PLN	21,568	(212)
JPMorgan Chase Bank	11/27/20	USD	253	IDR	3,790,752	—
JPMorgan Chase Bank	11/27/20	INR	189,037	USD	2,551	(3)
JPMorgan Chase Bank	12/11/20	USD	215	THB	6,788	(1)
JPMorgan Chase Bank	12/15/20	JPY	237,343	USD	2,242	(10)
JPMorgan Chase Bank	12/16/20	USD	716	PEN	2,561	(3)
JPMorgan Chase Bank	12/16/20	HUF	39,006	EUR	109	2
JPMorgan Chase Bank	12/16/20	KRW	9,178,548	USD	7,733	(149)
JPMorgan Chase Bank	12/16/20	COP	14,074,855	USD	3,786	145
JPMorgan Chase Bank	12/16/20	COP	948,453	USD	245	(1)
JPMorgan Chase Bank	12/17/20	USD	110	CZK	2,461	(3)
JPMorgan Chase Bank	12/17/20	USD	4,241	HUF	1,283,476	(100)

66	SEI Institutional International Trust / Annual Report / September 30, 2020

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	12/30/20	EUR	4,146	RON	20,386	$4
JPMorgan Chase Bank	02/26/21	USD	689	UAH	19,981	244
Merrill Lynch	12/16/20	SGD	15,817	USD	11,562	(29)
Morgan Stanley	12/18/20	USD	1,182	RUB	93,542	13
Morgan Stanley	10/07/20	USD	1,277	RUB	94,668	(58)
Morgan Stanley	10/07/20	RUB	104,691	USD	1,390	42
Morgan Stanley	10/21/20	USD	2,690	INR	198,690	3
Morgan Stanley	10/26/20	KRW	2,881,967	USD	2,480	7
Morgan Stanley	11/06/20	MXN	55,794	USD	2,480	(38)
Morgan Stanley	11/06/20	ZAR	65,982	USD	3,825	(116)
Morgan Stanley	11/10/20	CZK	28,275	EUR	1,043	(1)
Morgan Stanley	11/23/20	EUR	5,390	PLN	23,691	(196)
Morgan Stanley	11/23/20	PLN	7,058	EUR	1,606	58
Standard Bank	10/05/20	USD	2,029	EUR	1,712	(21)
Standard Bank	12/16/20	EUR	7,797	USD	9,257	98
Standard Bank	10/05/20	EUR	818	USD	952	(8)
Standard Bank	11/02/20 - 02/04/21	NGN	1,635,311	USD	3,744	(358)
Standard Bank	11/06/20	USD	616	ZAR	10,682	21
Standard Bank	12/16/20	USD	3,960	MYR	16,511	21
Standard Bank	12/16/20	RUB	24,160	USD	314	5
Standard Bank	12/16/20	IDR	11,516,114	USD	767	1
Standard Bank	12/16/20	IDR	11,655,729	USD	774	—
Standard Bank	12/17/20	ZAR	1,100	USD	64	(1)
Standard Bank	02/17/21 - 02/24/21	GHS	8,035	USD	1,291	(36)
Standard Chartered	11/04/20 - 01/05/21	USD	953	BRL	5,399	4
Standard Chartered	10/02/20 - 01/05/21	USD	14,182	BRL	76,041	(705)
Standard Chartered	10/02/20 - 12/02/20	BRL	52,032	USD	9,554	326
Standard Chartered	10/05/20	USD	2,524	KRW	2,984,362	29
Standard Chartered	10/07/20	RUB	274,493	USD	3,723	187
Standard Chartered	10/07/20	RUB	664,258	USD	8,417	(138)
Standard Chartered	10/13/20	USD	2,454	MYR	10,244	13
Standard Chartered	10/21/20	MYR	19,322	USD	4,631	(22)
Standard Chartered	10/21/20	INR	184,096	USD	2,498	3
Standard Chartered	11/05/20	TRY	5,462	USD	723	19
Standard Chartered	11/27/20	IDR	22,703,713	USD	1,525	11
Standard Chartered	12/11/20	EUR	2,024	HUF	726,042	(34)
Standard Chartered	12/16/20	IDR	–	USD	—	—
Standard Chartered	12/16/20	USD	1,656	CLP	1,266,028	(47)
Standard Chartered	12/17/20	PHP	17,839	USD	367	—
Standard Chartered	12/18/20	USD	7,851	RUB	624,380	127
State Street	10/05/20	EUR	11,120	USD	12,573	(467)
State Street	10/05/20 - 12/03/20	EUR	17,257	USD	20,661	404
State Street	10/05/20 - 11/04/20	EUR	1,278	USD	1,492	(6)
State Street	10/05/20 - 11/04/20	USD	8,356	EUR	7,166	51
State Street	10/05/20	USD	18,731	EUR	15,810	(191)
State Street	10/07/20	RUB	32,022	USD	430	18
State Street	11/04/20 -12/16/20	USD	8,208	BRL	42,831	(615)
State Street	11/06/20	USD	1,220	ZAR	21,264	50
State Street	11/06/20	MXN	57,607	USD	2,537	(62)
State Street	11/10/20	EUR	1,050	CZK	27,558	(38)

SEI Institutional International Trust / Annual Report / September 30, 2020	67

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Continued)

Counterparty	Settlement Date		Currency to Deliver (Thousands)		Currency to Receive (Thousands)	Unrealized Appreciation (Depreciation) (Thousands)
State Street	11/10/20	CZK	47,135	EUR	1,806	$77
State Street	12/16/20	USD	1,669	INR	124,042	3
State Street	12/16/20	USD	1,682	KRW	1,971,690	12

						$(6,367)

A list of the open OTC swap agreements held by the Fund at September 30, 2020, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	1-DAY BRL - CETIP	12.725%	Annually	01/04/2021	BRL	10,608	$711	$–	$711
JPMorgan Chase	1-DAY BRL - CETIP	9.61%	Annually	01/04/2021	BRL	4,626	138	–	138
JPMorgan Chase	1-DAY BRL - CETIP	10.89%	Annually	01/04/2021	BRL	170	6	–	6
JPMorgan Chase	1-DAY BRL - CETIP	10.04%	Annually	01/04/2021	BRL	3,557	118	–	118
JPMorgan Chase	1-DAY BRL - CETIP	9.275%	Annually	01/04/2021	BRL	5,815	157	–	157
JPMorgan Chase	1-DAY BRL - CETIP	8.87%	Annually	01/04/2021	BRL	8,089	195	–	195
Goldman Sachs	28-DAY MXN - TIIE	5.37%	Monthly	03/17/2021	MXN	46,500	9	–	9
Goldman Sachs	3-MONTH MosPrime - RUB	7.515%	Annually	06/10/2021	RUB	1,020,770	481	–	481
JPMorgan Chase	1.3775%	6-MONTH HUF - BUBOR	Semi- Annually	06/17/2021	HUF	654,998	(14)	–	(14)
Goldman Sachs	6-MONTH PLN - WIBOR	2.208%	Annually	11/16/2021	PLN	6,842	73	–	73
Citibank	6-MONTH PLN - WIBOR	2.431%	Annually	12/14/2021	PLN	11,000	131	–	131
Goldman Sachs	3-MONTH MosPrime - RUB	6.29%	Annually	12/14/2021	RUB	535,000	92	–	92
Goldman Sachs	6-MONTH HUF - BUBOR	1.265%	Semi- Annually	01/10/2022	HUF	1,537,322	(59)	–	(59)
	1-DAY-CLP - Sinacofi Chile
JPMorgan Chase	Interbank Rate Avg	3.430%	Semi- Annually	05/10/2022	CLP	420,527	31	–	31
Goldman Sachs	28-DAY MXN - TIIE	5.900%	Monthly	09/12/2022	MXN	75,956	89	–	89
Goldman Sachs	6-MONTH HUF - BUBOR	0.8385%	Annually	09/21/2022	HUF	1,390,000	(22)	–	(22)
Goldman Sachs	1-DAY BRL - CETIP	11.985%	Annually	01/02/2023	BRL	3,000	297	–	297
Goldman Sachs	1-DAY BRL - CETIP	10.04%	Annually	01/03/2023	BRL	5,012	384	–	384
Goldman Sachs	3-MONTH MosPrime - RUB	7.072%	Annually	04/02/2023	RUB	715,570	310	–	310
Goldman Sachs	28-DAY MXN - TIIE	6.355%	Monthly	05/21/2025	MXN	23,145	60	–	60
Citibank	.953%	3-MONTH MYR - KLIBOR	Quarterly	08/18/2025	MYR	11,000	30	–	30
Goldman Sachs	28-DAY MXN - TIIE	6.205%	Monthly	12/08/2025	MXN	16,624	38	–	38
Goldman Sachs	28-DAY MXN - TIIE	6.165%	Monthly	03/05/2026	MXN	47,200	104	–	104
JPMorgan Chase	28-DAY MXN - TIIE	6.13%	Monthly	06/18/2026	MXN	40,000	83	–	83
Goldman Sachs	28-DAY MXN - TIIE	6.381%	Monthly	09/16/2026	MXN	26,000	68	–	68

							$3,510	$–	$3,510

Cross Currency Swaps
Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payment (Thousands)	Net Unrealized Appreciation (Thousands)
JPMorgan Chase	3-MONTH USD - LIBOR	12.90%	Quarterly	10/07/2025	TRY	3,070	$69	$–	$69
JPMorgan Chase	3-MONTH USD - LIBOR	11.065%	Quarterly	12/07/2025	TRY	2,351	163	–	163

							$232	$–	$232

68	SEI Institutional International Trust / Annual Report / September 30, 2020

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2020, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
8.09%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	133,260	$(71)	$–	$(71)
28-DAY MXN - TIIE	4.85 FIXED	Monthly	07/25/2025	MXN	6,144	(2)	–	(2)
D CHINA FIXING REPO RATES (CNRR07)	.605%	Quarterly	07/16/2025	CNY	45,500	(6)	–	(6)
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	1.16%	Semi-Annually	06/23/2025	CLP	2,335,691	(4)	–	(4)
9925%	6-MONTH HUF - BUBOR	Semi-Annually	06/23/2025	HUF	734,635	36	–	36
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	.36%	Semi-Annually	06/17/2025	CLP	1,931,133	21	–	21
0.644 FIXED	6-MONTH PLN - WIBOR	Semi-Annually	06/09/2025	PLN	11,248	(25)	–	(25)
28-DAY MXN - TIIE	.45% FIXED	Monthly	04/01/2025	MXN	27,064	74	–	74
6-MONTH HUF - BUBOR	.725%	Annually	03/25/2025	HUF	598,334	(50)	–	(50)
28-DAY MXN - TIIE	.62 FIXED	Monthly	03/21/2025	MXN	19,328	59	–	59
5.0975%	INR - MIBOR	Semi-Annually	02/26/2025	INR	76,447	(31)	–	(31)
5.08125%	INR - MIBOR	Semi-Annually	02/25/2025	INR	152,895	(61)	–	(61)
1-DAY BRL - CETIP	.455%	Annually	01/02/2025	BRL	3,591	10	–	10
1-DAY BRL - CETIP	6.82%	Annually	01/02/2025	BRL	3,362	10	–	10
1-DAY BRL - CETIP	.65%	Annually	01/02/2025	BRL	12,389	(48)	–	(48)
1-DAY BRL - CETIP	.77 FIXED	Annually	01/02/2025	BRL	4,102	11	–	11
1-Day Mumbai Interbank Bid Rate - (MIBID)	4.26%	Semi-Annually	08/14/2025	INR	204,000	(21)	–	(21)
6-MONTH HUF - BUBOR	0.81%	Annually	09/12/2024	HUF	75,000	(4)	–	(4)
28-DAY MXN - TIIE	7.72%	Monthly	12/03/2026	MXN	8,000	47	–	47
2.969%	6-MONTH HUF - BUBOR	Semi-Annually	02/08/2029	HUF	200,000	(32)	–	(32)
%	6-MONTH PLN - WIBOR	Semi-Annually	06/12/2030	PLN	8,141	(21)	–	(21)
.33%	1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	Semi-Annually	06/05/2030	CLP	830,041	(80)	–	(80)
1-DAY COP - COLUMBIA IBR	5.45%	Quarterly	03/12/2030	COP	1,338,006	(33)	–	(33)
1-DAY COP - COLUMBIA IBR	5.47%	Quarterly	03/11/2030	COP	879,919	(22)	–	(22)
1-DAY COP - COLUMBIA IBR	5.4%	Quarterly	03/11/2030	COP	2,751,828	(66)	–	(66)
6-MONTH PLN - WIBOR	1.75%	Annually	02/26/2030	PLN	11,700	243	–	243
1.61%	6-MONTH HUF - BUBOR	Semi-Annually	01/17/2030	HUF	135,000	3	–	3
1.81%	6-MONTH CZK - PRIBOR	Semi-Annually	01/17/2030	CZK	10,000	(43)	–	(43)
1.805%	6-MONTH PLN - WIBOR	Semi-Annually	12/17/2029	PLN	11,500	(252)	–	(252)
1.4925%	6-MONTH CZK - PRIBOR	Semi-Annually	11/18/2029	CZK	33,000	97	–	97
6.82%	28-DAY MXN - TIIE	Monthly	09/10/2029	MXN	33,993	(121)	–	(121)
6.9225%	28-DAY MXN - TIIE	Monthly	08/31/2029	MXN	42,602	(166)	–	(166)
3-MONTH ZAR - JIBAR	8.49%	Quarterly	07/18/2029	ZAR	10,000	(11)	–	(11)
5.37	1-DAY COP- COLUMBIA IBR	Quarterly	06/21/2029	COP	1,800,000	(44)	–	(44)
5.915%	1-DAY COP- COLUMBIA IBR	Quarterly	05/15/2029	COP	3,600,000	(133)	–	(133)
28-DAY MXN - TIIE	7.51%	Monthly	04/20/2027	MXN	8,110	45	–	45
1.675%	6-MONTH CZK - PRIBOR	Semi-Annually	07/17/2024	CZK	21,146	(41)	–	(41)
1.64	6-MONTH CZK - PRIBOR	Semi-Annually	06/21/2024	CZK	14,000	(26)	–	(26)
28-DAY MXN - TIIE	.47%	Monthly	06/19/2024	MXN	95,833	3	–	3
28-DAY MXN - TIIE	6.71%	Monthly	07/07/2022	MXN	37,637	65	–	65
6-MONTH HUF - BUBOR	.645&	Annually	06/25/2022	HUF	1,811,931	(50)	–	(50)
28-DAY MXN - TIIE	6.745%	Monthly	06/23/2022	MXN	26,758	46	–	46
6-MONTH HUF - BUBOR	675%	Annually	06/23/2022	HUF	1,807,262	(28)	–	(28)
1-DAY BRL - CETIP	.885 FIXED	Annually	01/03/2022	BRL	15,625	(4)	–	(4)
1-DAY BRL - CETIP	2.99%	Annually	01/03/2022	BRL	20,697	(1)	–	(1)
1-DAY BRL - CETIP	5.89%	Annually	01/03/2022	BRL	27,057	160	–	160

SEI Institutional International Trust / Annual Report / September 30, 2020	69

SCHEDULE OF INVESTMENTS

September 30, 2020

Emerging Markets Debt Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
1.960%	1-DAY-CLP - Sinacofi Chile	Semi-Annually	12/12/2021	CLP
	Interbank Rate Avg				2,569,905	$(58)	$–	$(58)
6-MONTH CZK - PRIBOR	2.135%	Annually	11/18/2021	CZK	155,000	138	–	138
6-MONTH PLN - WIBOR	2.263%	Annually	11/12/2021	PLN	7,000	40	–	40
6-MONTH CZK - PRIBOR	2.225%	Annually	11/11/2021	CZK	40,000	36	–	36
6-MONTH CZK - PRIBOR	2.07%	Annually	09/30/2021	CZK	121,000	92	–	92
6-MONTH CZK - PRIBOR	2.1%	Annually	09/30/2021	CZK	150,349	114	–	114
8.145%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	136,359	(74)	–	(74)
8.125%	28-DAY MXN - TIIE	Monthly	01/28/2021	MXN	60,000	(33)	–	(33)
China 7-Day Reverse Repo Rate	2.5375%	Quarterly	08/31/2022	CNY	44,500	13	–	13
1-DAY COP - COLUMBIA IBR	2.87%	Annually	09/01/2022	COP	16,554,805	21	–	21
1-DAY COP - COLUMBIA IBR	.775%	Annually	09/02/2022	COP	12,743,638	13	–	13
1-DAY BRL - CETIP	5.25%	Annually	01/02/2023	BRL	11,519	33	–	33
1.7	6-MONTH CZK - PRIBOR	Semi-Annually	06/18/2024	CZK	140,000	(270)	–	(270)
6-MONTH PLN - WIBOR	.65 FIXED	Annually	03/26/2024	PLN	2,804	8	–	8
6-MONTH PLN - WIBOR	.63 FIXED	Annually	03/26/2024	PLN	3,196	8	–	8
1.9865%	6-MONTH PLN - WIBOR	Semi-Annually	03/25/2024	PLN	14,396	(214)	–	(214)
1-DAY BRL - CETIP	4.835%	Annually	01/02/2024	BRL	21,544	(76)	–	(76)
1-DAY BRL - CETIP	.5 FIXED	Annually	01/02/2024	BRL	4,808	21	–	21
1-DAY BRL - CETIP	5.56%	Annually	01/02/2024	BRL	18,819	(1)	–	(1)
.21%	1-DAY COP- COLUMBIA IBR	Quarterly	07/08/2030	COP	1,318,748	3	–	3
1-DAY BRL - CETIP	.76%	Annually	01/02/2024	BRL	8,953	8	–	8
1-DAY BRL - CETIP	.23 FIXED	Annually	01/02/2023	BRL	5,579	35	–	35
1-DAY BRL - CETIP	.77 FIXED	Annually	01/02/2023	BRL	6,361	51	–	51
1-DAY BRL - CETIP	3.8875%	Annually	01/02/2023	BRL	12,478	(24)	–	(24)
1-DAY BRL - CETIP	9.255%	Annually	01/02/2023	BRL	2,368	38	–	38
1-DAY BRL - CETIP	11.475%	Annually	01/02/2023	BRL	3,524	80	–	80
1-DAY BRL - CETIP	5.655	Annually	01/02/2023	BRL	2,705	12	–	12
1-DAY BRL - CETIP	6.61%	Annually	01/02/2023	BRL	4,693	35	–	35
28-DAY MXN - TIIE	.55% FIXED	Monthly	04/13/2023	MXN	52,615	56	–	56
1-DAY-CLP - Sinacofi Chile Interbank Rate Avg	.145%	Semi-Annually	08/24/2030	CLP	444,725	(8)	–	(8)

						$(470)	$–	$(470)

Credit Default Swap
Reference Entity/ Obligation	Buy/Sell Protection	(Pays)/Receives Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
CDX.EM.34.V1	Buy	1.00%	Quarterly	12/20/2025	21,298	$1,355	$1,427	$(72)

Percentages are based on Net Assets of $1,473,435 ($ Thousands).

**	The rate reported is the 7-day effective yield as of September 30, 2020.

†	Investment in Affiliated Security (see Note 5).

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2020, the value of these securities amounted to $277,531 ($ Thousands), representing 18.8% of the Net Assets of the Fund.

(B)

Certain securities or partial positions of certain securities are on loan at September 30, 2020 (See Note 9). The total market value of securities on loan at September 30, 2020 was $14,743 ($ Thousands).

(C)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(D)	Security is in default on interest payment.

(E)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(F)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(G)	Perpetual security with no stated maturity date.

(H)	This security was purchased with cash collateral held from securities on loan. The total market value of such securities as of September 30, 2020 was $15,318 ($ Thousands).

70	SEI Institutional International Trust / Annual Report / September 30, 2020

ARS — Argentine Peso

BRL — Brazilian Real

BUBOR— Budapest Interbank Offered Rate

CETIP— Central of Custody and Financial Settlement of Securities

CLP — Chilean Peso

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

DAC — Designated Activity Company

DOP — Dominican Peso

EGP — Egyptian Pound

EUR — Euro

GHS — Ghanaian Cedi

HUF — Hungarian Forint

IBR — Interbank Rate

ICE— Intercontinental Exchange

IDR — Indonesian Rupiah

INR — Indian Rupee

JPY — Japanese Yen

JSC — Joint-Stock Company

KLIBOR — Kuala Lumpur Interbank Offered Rate

KRW — Korean Won

LIBOR— London Interbank Offered Rate

L.P. — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

NGN — Nigerian Naira

PEN — Peruvian Nuevo Sol

PHP— Philippine Peso

PLN — Polish Zloty

PRIBOR— Prague Interbank Offered Rate

RON — Romanian Leu

RSD — Serbian Dinar

RUB — Russian Ruble

SGD — Singapore Dollar

Ser — Series

THB — Thai Bhat

TIIE —Interbank Equilibrium Interest Rate

TRY — Turkish Lira

UAH — Ukrainian Hryvnia

ULC — Unlimited Liability Company

USD — U.S. Dollar

UYU — Uruguayan Peso

WIBOR— Warsaw Interbank Offered Rate

VAR — Variable Rate

ZAR — South African Rand

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)	Total ($)
Global Bonds	–	1,405,762	–	1,405,762
U.S. Treasury Obligation	–	14,981	–	14,981
Affiliated Partnership	–	15,318	–	15,318

Total Investments in Securities	–	1,436,061	–	1,436,061

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	278	–	–	278
Unrealized Depreciation	(679)	–	–	(679)
Forwards Contracts*
Unrealized Appreciation	–	5,765	–	5,765
Unrealized Depreciation	–	(12,132)	–	(12,132)
OTC Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	3,605	–	3,605
Unrealized Depreciation	–	(95)	–	(95)
Cross Currency Swaps*
Unrealized Appreciation	–	232	–	232
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	1,785	–	1,785
Unrealized Depreciation	–	(2,255)	–	(2,255)
Credit Default Swaps*
Unrealized Depreciation	–	(72)	–	(72)

Total Other Financial Instruments	(401)	(3,167)	–	(3,568)

* Futures contracts, forwards contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the period ended September 30, 2020 ($ Thousands):

Security Description	Value 9/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 9/30/2020	Shares	Income	Capital Gains
SEI Liquidity Fund, L.P.	$87,228	$231,055	$(302,978)	$8	$5	$15,318	15,314,028	$177	$—

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2020	71

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2020

	International Equity Fund		Emerging Markets Equity Fund		International Fixed Income Fund	Emerging Markets Debt Fund
Assets:
Investments, at value †	$3,749,437	*	$1,619,761	*	$499,832	$1,420,743*
Affiliated investments, at value ††	166,233		47,222		–	15,318
Cash	49,222		18,462		7,428	32,797
Cash pledged as collateral for forward foreign currency contracts	–		–		–	3,520
Cash pledged as collateral for futures contracts	7,756		3,370		435	2,475
Cash pledged as collateral for swap contracts	–		–		142	1,330
Foreign currency, at value †††	6,376		7,501		1,163	3,046
Receivable for fund shares sold	1,236		615		245	562
Receivable for investment securities sold	16,664		8,579		2,810	6,598
Dividends and interest receivable	9,046		2,411		2,944	20,753
Unrealized gain on forward foreign currency contracts	–		–		6,431	5,765
Unrealized gain on foreign spot currency contracts	–		–		1,051	22
Due from broker	–		–		–	1,523
Swap contracts, at value ††††	–		–		97	3,837
Foreign tax reclaim receivable	12,343		72		–	–
Receivable for variation margin	23		501		166	282
Prepaid expenses	40		17		6	16
Total Assets	4,018,376		1,708,511		522,750	1,518,587
Liabilities:
Payable upon return on securities loaned	94,816		20,013		–	15,310
Payable for investment securities purchased	16,336		3,200		3,764	14,319
Payable for fund shares redeemed	3,180		2,917		278	1,232
Swap contracts, at value ††††	–		–		294	95
Payable for variation margin	812		–		150	206
Administration fees payable	1,013		615		137	530
Unrealized loss on foreign currency spot contracts	14		9		128	68
Unrealized loss on forward foreign currency contracts	–		–		3,203	12,132
Trustees fees payable	1		–		–	–
Chief compliance officer fees payable	5		2		1	2
Administrative servicing fees payable	4		–		–	–
Shareholder servicing fees payable	479		321		91	288
Investment advisory fees payable	1,642		1,325		96	766
Accrued expense payable	282		241		80	204
Accrued foreign capital gains tax on appreciated securities	–		2,635		–	–
Total Liabilities	118,584		31,278		8,222	45,152
Net Assets	$3,899,792		$1,677,233		$514,528	$1,473,435
† Cost of investments	$3,474,342		$1,256,791		$471,916	$1,465,519
†† Cost of affiliated investments	166,224		47,214		–	15,315
††† Cost of foreign currency	6,382		7,461		1,159	3,036
†††† Cost (premiums received)	–		–		(105)	–
* Includes market value of securities on loan	90,323		18,725		–	14,743

72	SEI Institutional International Trust / Annual Report / September 30, 2020

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Net Assets:
Paid-in Capital — (unlimited authorization — no par value)	$3,678,629	$1,480,081	$510,034	$1,599,424
Total distributable earnings/(loss)	221,163	197,152	4,494	(125,989)
Net Assets	$3,899,792	$1,677,233	$514,528	$1,473,435
Net Asset Value, Offering and Redemption Price Per Share — Class F	$10.86	$12.06	$10.46	$9.80
	($3,568,372,946 ÷ 328,728,110 shares)	($1,542,551,467 ÷ 127,941,213 shares)	($445,864,185 ÷ 42,641,783 shares)	($1,374,566,013 ÷ 140,280,940 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$10.87	N/A	N/A	N/A
	($1,350,165 ÷ 124,231 shares)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.86	$12.07	$10.47	$9.79
	($330,068,495÷ 30,398,865 shares)	($134,681,529 ÷ 11,159,072 shares)	($68,664,161 ÷ 6,557,890 shares)	($98,868,564 ÷ 10,100,457 shares)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2020	73

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2020

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Investment Income:
Dividends	$89,618	$39,732	$–	$–
Income from affiliated investments(1)	439	180	–	–
Interest Income	477	185	6,843	84,852
Security lending income — net(2)(3)	1,027	339	–	177
Less: foreign taxes withheld	(11,298)	(4,472)	(82)	(1,816)
Total Investment Income	80,263	35,964	6,761	83,213
Expenses:
Investment advisory fees	19,891	17,597	1,542	13,031
Administration fees	12,323	7,385	2,313	6,849
Shareholder servicing fees — Class F	8,983	3,845	1,113	3,571
Shareholder servicing fees — Class I	4	–	–	–
Administrative servicing fees — Class I	4	–	–	–
Printing fees	573	245	74	221
Custodian/wire agent fees	430	750	139	453
Professional fees	195	64	25	75
Trustees’ fees	82	35	11	31
Registration fees	60	26	8	24
Chief compliance officer fees	22	9	3	8
Other expenses	181	89	132	177
Total Expenses	42,748	30,045	5,360	24,440
Less:
Waiver of investment advisory fees	–	(1,676)	(227)	(3,524)
Waiver of administration fees	–	–	(51)	(300)
Waiver of shareholder servicing fees — Class F	(72)	–	–	–
Net Expenses	42,676	28,369	5,082	20,616
Net Investment Income	37,587	7,595	1,679	62,597
Net Realized Gain (Loss) on:
Investments	30,468	(55,201)	3,939	(6,780)
Affiliated investments	13	1	–	8
Futures contracts	3,147	6,223	(3,952)	1,550
Swap contracts	–	–	(333)	469
Purchased and written options	–	–	–	(279)
Foreign currency transactions	(250)	(944)	(265)	(37,890)
Forward foreign currency contracts	211	–	(14,131)	(9,493)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	49,626	182,067	18,010	(25,953)
Affiliated investments	3	–	–	5
Futures contracts	(2,324)	1,306	(136)	222
Option contracts	–	–	–	153
Swap contracts	–	–	(169)	2,150
Foreign capital gains tax on appreciated securities	–	(2,067)	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	892	80	1,095	554
Forward foreign currency contracts	–	–	(2,541)	(2,620)
Net Increase (Decrease) in Net Assets Resulting from Operations	$119,373	$139,060	$3,196	$(15,307)

(1) See Note 5 in the Notes to Financial Statements for additional information.

(2) Income is from the investment of collateral in an affiliated security.

(3) See Note 9 in the Notes to Financial Statements for additional information.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

74	SEI Institutional International Trust / Annual Report / September 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	International Equity Fund		Emerging Markets Equity Fund
	2020	2019	2020	2019
Operations:
Net investment income	$37,587	$78,036	$7,595	$16,194
Net realized gain (loss) on investments and futures contracts	33,628	(92,628)	(48,977)	(72,504)
Net realized loss on forward foreign currency contracts and foreign currency transactions	(39)	(1,944)	(944)	(1,474)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	47,305	(191,554)	183,373	26,765
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	892	(332)	80	6
Net change in unrealized depreciation on foreign capital tax gains on appreciated securities	—	—	(2,067)	(145)
Net Increase (Decrease) in Net Assets Resulting from Operations	119,373	(208,422)	139,060	(31,158)
Distributions:
Class F	(67,877)	(53,543)	(18,642)	(9,542)
Class I	(25)	(25)	N/A	N/A
Class Y	(7,618)	(5,551)	(2,039)	(1,045)
Total Distributions	(75,520)	(59,119)	(20,681)	(10,587)
Capital Share Transactions:
Class F:
Proceeds from shares issued	568,725	581,641	259,125	262,961
Reinvestment of dividends & distributions	62,626	49,614	17,191	8,884
Cost of shares redeemed	(794,429)	(720,379)	(408,775)	(337,016)
Net Decrease from Class F Transactions	(163,078)	(89,124)	(132,459)	(65,171)
Class I:
Proceeds from shares issued	491	398	N/A	N/A
Reinvestment of dividends & distributions	13	15	N/A	N/A
Cost of shares redeemed	(1,060)	(960)	N/A	N/A
Net Decrease from Class I Transactions	(556)	(547)	N/A	N/A
Class Y:
Proceeds from shares issued	72,880	107,012	30,639	50,713
Reinvestment of dividends & distributions	7,068	5,135	1,901	971
Cost of shares redeemed	(118,964)	(68,972)	(51,350)	(29,199)
Net Increase (Decrease) from Class Y Transactions	(39,016)	43,175	(18,810)	22,485
Net Decrease in Net Assets Derived from Capital Share Transactions	(202,650)	(46,496)	(151,269)	(42,686)
Net Decrease in Net Assets	(158,797)	(314,037)	(32,890)	(84,431)
Net Assets:
Beginning of Year	4,058,589	4,372,626	1,710,123	1,794,554
End of Year	$3,899,792	$4,058,589	$1,677,233	$1,710,123
Capital Share Transactions:
Class F:
Shares issued	56,479	55,772	23,437	23,647
Reinvestment of distributions	5,441	5,278	1,385	859
Shares redeemed	(78,402)	(69,493)	(36,491)	(30,383)
Total Class F Transactions	(16,482)	(8,443)	(11,669)	(5,877)
Class I:
Shares issued	51	38	N/A	N/A
Reinvestment of distributions	1	2	N/A	N/A
Shares redeemed	(109)	(93)	N/A	N/A
Total Class I Transactions	(57)	(53)	N/A	N/A
Class Y:
Shares issued	7,463	10,480	2,869	4,578
Reinvestment of distributions	615	547	153	94
Shares redeemed	(12,369)	(6,631)	(4,844)	(2,626)
Total Class Y Transactions	(4,291)	4,396	(1,822)	2,046
Net Decrease in Shares Outstanding from Share Transactions	(20,830)	(4,100)	(13,491)	(3,831)

N/A — Not applicable. Share classes currently not offered.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2020	75

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the years ended September 30,

	International Fixed Income Fund		Emerging Markets Debt Fund
	2020	2019	2020	2019
Operations:
Net investment income	$1,679	$2,207	$62,597	$77,900
Net realized gain (loss) on investments, futures contracts and swap contracts	(346)	4,840	(5,032)	(8,302)
Net realized gain (loss) on forward foreign currency contracts and foreign currency transactions	(14,396)	11,720	(47,383)	(48,917)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, option contracts and swap contracts	17,705	21,837	(23,423)	111,211
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(1,446)	3,144	(2,066)	(3,018)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,196	43,748	(15,307)	128,874
Distributions:
Class F	(14,461)	(19,278)	(11,445)	(24,016)
Class Y	(2,410)	(2,040)	(1,066)	(2,284)
Total Distributions	(16,871)	(21,318)	(12,511)	(26,300)
Capital Share Transactions:
Class F:
Proceeds from shares issued	80,130	76,574	207,358	224,174
Reinvestment of dividends & distributions	13,322	17,932	10,357	21,787
Cost of shares redeemed	(87,928)	(100,729)	(300,839)	(308,307)
Net Increase (Decrease) from Class F Transactions	5,524	(6,223)	(83,124)	(62,346)
Class Y:
Proceeds from shares issued	16,132	28,909	23,514	30,730
Reinvestment of dividends & distributions	2,180	1,813	985	2,127
Cost of shares redeemed	(17,464)	(7,009)	(35,537)	(42,670)
Net Increase (Decrease) from Class Y Transactions	848	23,713	(11,038)	(9,813)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions	6,372	17,490	(94,162)	(72,159)
Net Increase (Decrease) in Net Assets	(7,303)	39,920	(121,980)	30,415
Net Assets:
Beginning of Year	521,831	481,911	1,595,415	1,565,000
End of Year	$514,528	$521,831	$1,473,435	$1,595,415
Capital Share Transactions:
Class F:
Shares issued	7,694	7,424	21,356	23,304
Reinvestment of distributions	1,290	1,798	1,060	2,186
Shares redeemed	(8,463)	(9,831)	(31,470)	(32,215)
Total Class F Transactions	521	(609)	(9,054)	(6,725)
Class Y:
Shares issued	1,551	2,797	2,528	3,226
Reinvestment of distributions	211	182	102	214
Shares redeemed	(1,687)	(677)	(3,816)	(4,425)
Total Class Y Transactions	75	2,302	(1,186)	(985)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	596	1,693	(10,240)	(7,710)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

76	SEI Institutional International Trust / Annual Report / September 30, 2020

FINANCIAL HIGHLIGHTS

For the years or period ended September 30

For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
Class F(2)
2020	$10.68	$0.10	$0.28	$0.38	$(0.20)	$—	$(0.20)	$10.86	3.44%	$3,568,373	1.11%	1.11%	1.11%	0.94%	102%
2019	11.38	0.20	(0.75)	(0.55)	(0.15)	—	(0.15)	10.68	(4.63)	3,686,195	1.10(3)	1.10(3)	1.10(3)	1.92	73
2018	11.29	0.16	0.08	0.24	(0.15)	—	(0.15)	11.38	2.11	4,024,987	1.09(3)	1.09(3)	1.09(3)	1.35	40
2017	9.58	0.13	1.69	1.82	(0.11)	—	(0.11)	11.29	19.23	3,795,858	1.15(3)	1.15(3)	1.15(3)	1.27	57
2016	9.16	0.13	0.39	0.52	(0.10)	—	(0.10)	9.58	5.63	2,729,762	1.27(3)(4)	1.27(3)(4)	1.28(3)(4)	1.36	45
Class I
2020	$10.68	$0.07	$0.28	$0.35	$(0.16)	$—	$(0.16)	$10.87	3.19%	$1,350	1.36%	1.36%	1.36%	0.63%	102%
2019	11.37	0.17	(0.74)	(0.57)	(0.12)	—	(0.12)	10.68	(4.90)	1,932	1.35(5)	1.35(5)	1.35(5)	1.61	73
2018	11.27	0.12	0.09	0.21	(0.11)	—	(0.11)	11.37	1.86	2,662	1.34(5)	1.34(5)	1.34(5)	1.06	40
2017	9.55	0.10	1.70	1.80	(0.08)	—	(0.08)	11.27	19.00	2,954	1.40(5)	1.40(5)	1.40(5)	0.96	57
2016	9.15	0.10	0.38	0.48	(0.08)	—	(0.08)	9.55	5.27	4,341	1.52(4)(5)	1.52(4)(5)	1.52(4)(5)	1.09	45
Class Y
2020	$10.68	$0.12	$0.29	$0.41	$(0.23)	$—	$(0.23)	$10.86	3.68%	$330,069	0.86%	0.86%	0.86%	1.16%	102%
2019	11.39	0.23	(0.76)	(0.53)	(0.18)	—	(0.18)	10.68	(4.43)	370,462	0.85(6)	0.85(6)	0.85(6)	2.24	73
2018	11.31	0.18	0.09	0.27	(0.19)	—	(0.19)	11.39	2.40	344,977	0.84(6)	0.84(6)	0.84(6)	1.60	40
2017	9.59	0.16	1.69	1.85	(0.13)	—	(0.13)	11.31	19.59	319,689	0.90(6)	0.90(6)	0.90(6)	1.53	57
2016	9.18	0.16	0.37	0.53	(0.12)	—	(0.12)	9.59	5.77	168,719	1.02(4)(6)	1.02(4)(6)	1.03(4)(6)	1.70	45
Emerging Markets Equity Fund
Class F(2)
2020	$11.21	$0.05	$0.93	$0.98	$(0.13)	$—	$(0.13)	$12.06	8.75%	$1,542,551	1.71%(7)	1.71%(7)	1.81%(8)	0.43%	90%
2019	11.47	0.10	(0.29)	(0.19)	(0.07)	—	(0.07)	11.21	(1.64)	1,564,523	1.70(7)	1.70(7)	1.81(8)	0.92	89
2018	12.32	0.08	(0.77)	(0.69)	(0.16)	—	(0.16)	11.47	(5.71)	1,668,960	1.69(7)	1.69(7)	1.80(8)	0.61	70
2017	10.09	0.07	2.24	2.31	(0.08)	—	(0.08)	12.32	23.10	1,821,009	1.74(7)	1.74(7)	1.82(8)	0.65	66
2016	8.43	0.05	1.68	1.73	(0.07)	—	(0.07)	10.09	20.66	1,532,960	1.76(4)(7)	1.76(4)(7)	1.86(4),(8)	0.59	79
Class Y
2020	$11.22	$0.08	$0.93	$1.01	$(0.16)	$—	$(0.16)	$12.07	8.99%	$134,682	1.46%(9)	1.46%(9)	1.56%(10)	0.66%	90%
2019	11.49	0.14	(0.31)	(0.17)	(0.10)	—	(0.10)	11.22	(1.44)	145,600	1.45(9)	1.45(9)	1.56(10)	1.25	89
2018	12.35	0.11	(0.76)	(0.65)	(0.21)	—	(0.21)	11.49	(5.46)	125,594	1.44(9)	1.44(9)	1.55(10)	0.89	70
2017	10.11	0.10	2.24	2.34	(0.10)	—	(0.10)	12.35	23.46	125,400	1.49(9)	1.49(9)	1.57(10)	0.93	66
2016	8.45	0.09	1.66	1.75	(0.09)	—	(0.09)	10.11	20.95	72,218	1.52(4),(9)	1.52(4),(9)	1.62(4) (10)	0.96	79

†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements

**	See Note 5 in Notes to Financial Statements.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

(3)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.10%, 1.09%, 1.15% and 1.27% for 2019, 2018, 2017 and 2016.

(4)	The expense ratio includes proxy expenses outside the cap.

(5)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.35%, 1.34%, 1.40% and 1.52% for 2019, 2018, 2017 and 2016.

(6)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.85%, 0.84%, 0.90% and 1.02% for 2019, 2018, 2017 and 2016.

(7)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.71%, 1.70%, 1.69%, 1.74%, and 1.76% for 2020, 2019, 2018, 2017 and 2016.

(8)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.81%, 1.81%, 1.80%, 1.82%, and 1.86% for 2020, 2019, 2018, 2017 and 2016.

(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.46%, 1.45%, 1.44%, 1.49% and 1.52% for 2020, 2019, 2018, 2017 and 2016.

(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.56%, 1.56%, 1.55%, 1.58% and 1.62% for 2020, 2019, 2018, 2017 and 2016.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional International Trust / Annual Report / September 30, 2020	77

FINANCIAL HIGHLIGHTS

For the years or period ended September 30

For a Share Outstanding Throughout Each Year or Period

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**	Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Fixed Income Fund
Class F(2)
2020	$10.73	$0.03	$0.04	$0.07	$(0.26)	$(0.08)	$(0.34)	$10.46	0.73%	$445,864	1.02%	1.02%	1.08%	0.29%	64%
2019	10.27	0.04	0.88	0.92	(0.40)	(0.06)	(0.46)	10.73	9.28	452,150	1.02(3)	1.02(3)	1.07(4)	0.42	58
2018	10.13	0.07	0.07	0.14	—	—	—	10.27	1.38	438,908	1.02(3)	1.02(3)	1.07(4)	0.66	71
2017	10.51	0.07	(0.18)	(0.11)	(0.17)	(0.10)	(0.27)	10.13	(1.03)	415,582	1.02(3)	1.02(3)	1.08(4)	0.66	113
2016	10.38	0.10	0.62	0.72	(0.57)	(0.02)	(0.59)	10.51	7.32	497,157	1.05(3)(5)	1.05(3)(5)	1.11(4)(5)	0.98	106
Class Y
2020	$10.75	$0.06	$0.03	$0.09	$(0.29)	$(0.08)	$(0.37)	$10.47	0.88%	$68,664	0.77%	0.77%	0.83%	0.54%	64%
2019	10.29	0.07	0.88	0.95	(0.43)	(0.06)	(0.49)	10.75	9.54	69,681	0.77(6)	0.77(6)	0.82(7)	0.66	58
2018	10.12	0.09	0.08	0.17	—	—	—	10.29	1.68	43,003	0.77(6)	0.77(6)	0.82(7)	0.91	71
2017	10.50	0.09	(0.17)	(0.08)	(0.20)	(0.10)	(0.30)	10.12	(0.76)	37,982	0.77(6)	0.77(6)	0.83(7)	0.94	113
2016(8)	10.45	0.12	0.55	0.67	(0.60)	(0.02)	(0.62)	10.50	6.79	12,901	0.80(5)(6)	0.80(5)(6)	0.87(5)(7)	1.23	106
Emerging Markets Debt Fund
Class F(2)
2020	$9.93	$0.40	$(0.45)	$(0.05)	$(0.08)	$—	$(0.08)	$9.80	(0.53)%	$1,374,566	1.36%	1.36%	1.61%	4.07%	95%
2019	9.30	0.47	0.32	0.79	(0.16)	—	(0.16)	9.93	8.51	1,483,467	1.36(9)	1.36(9)	1.62(10)	4.93	114
2018	10.55	0.51	(1.19)	(0.68)	(0.57)	—	(0.57)	9.30	(6.81)	1,451,128	1.36(9)	1.36(9)	1.61(10)	5.08	80
2017	10.08	0.51	0.17	0.68	(0.21)	—	(0.21)	10.55	6.93	1,458,611	1.36(9)	1.36(9)	1.63(10)	5.06	79
2016	8.66	0.49	0.93	1.42	—	—	—	10.08	16.40	1,453,586	1.39(5)(9)	1.39(5)(9)	1.65(5)(10)	5.30	86
Class Y
2020	$9.92	$0.42	$(0.45)	$(0.03)	$(0.10)	$—	$(0.10)	$9.79	(0.33)%	$98,869	1.11%	1.11%	1.36%	4.33%	95%
2019	9.28	0.50	0.32	0.82	(0.18)	—	(0.18)	9.92	8.84	111,948	1.11(11)	1.11(11)	1.37(12)	5.18	114
2018	10.57	0.53	(1.18)	(0.65)	(0.64)	—	(0.64)	9.28	(6.57)	113,872	1.11(11)	1.11(11)	1.36(12)	5.34	80
2017	10.12	0.53	0.17	0.70	(0.25)	—	(0.25)	10.57	7.18	108,361	1.11(11)	1.11(11)	1.38(12)	5.31	79
2016	8.67	0.52	0.93	1.45	—	—	—	10.12	16.72	100,566	1.14(5)(11)	1.14(5)(11)	1.40(5)(12)	5.55	86

†	Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements

**	See Note 5 in Notes to Financial Statements.

(1)	Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2)	Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

(3)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.02%, 1.02%, 1.02% and 1.05% for 2019, 2018, 2017 and 2016.

(4)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.07%, 1.07%, 1.08% and 1.11% for 2019, 2018, 2017 and 2016.

(5)	The expense ratio includes proxy expenses outside the cap.

(6)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.77%, 0.77%, 0.77% and 0.80% for 2019, 2018, 2017 and 2016.

(7)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.82%, 0.82%, 0.83% and 0.87% for 2019, 2018, 2017 and 2016.

(8)	Commenced operations on October 30, 2015. All ratios for the period have been annualized.

(9)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.37%, 1.36%, 1.36% and 1.39% for 2019, 2018, 2017 and 2016.

(10)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.62%, 1.61%, 1.63% and 1.65% for 2019, 2018, 2016 and 2015.

(11)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.11%, 1.11%, 1.11% and 1.14% for 2019, 2018, 2017 and 2016.

(12)	The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.37%, 1.36%, 1.38% and 1.40% for 2019, 2018, 2017 and 2016.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

78	SEI Institutional International Trust / Annual Report / September 30, 2020

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

1. ORGANIZATION

SEI Institutional International Trust (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated June 30, 1988.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund and Emerging Markets Debt Fund (together the “Funds”) each of which are diversified Funds with the exception of the International Fixed Income Fund and the Emerging Markets Debt Fund. Each Fund’s prospectus provides a description of its investment goal, principal investment strategies and risks. The Trust is registered to offer Class F (formerly Class A) and Class Y shares of each of the Funds and Class I shares of the International Equity Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds’ Fair Value Pricing Policies and Procedures (“Fair Value Procedures”), as described below.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until a price from an independent source can be secured. Securities held by a Fund with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the

SEI Institutional International Trust / Annual Report / September 30, 2020	79

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2020

time a Fund calculates its Net Asset Value (“NAV”), the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SEI Investments Management Corporation (“SIMC”) or a Sub-Adviser (“Sub-Adviser”), as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify the Fair Value Pricing Committee (the “Committee”) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds’ Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees (“Board”) or its designated sub-committee. However, when the change would not materially affect valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not readily available, for which market prices are determined to be unreliable, or which cannot be valued using the methodologies described above are valued in accordance with the Fair Value Procedures established by the Board. The Funds’ Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security’s trading has been halted or suspended, (ii) the security has been delisted from a national exchange, (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer’s industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a “Significant Event”), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds use several processes, with respect to certain securities to monitor the pricing data supplied by various sources, including price comparisons and price movements. Any identified discrepancies are researched and subject to the procedures described above.

The International Equity Fund and Emerging Markets Equity Fund also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and

80	SEI Institutional International Trust / Annual Report / September 30, 2020

methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity Fund and Emerging Markets Equity Fund will value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of the observable market data and minimize the use of unobservable inputs and to establish classification of the fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include

Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended September 30, 2020, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Classes — Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to

SEI Institutional International Trust / Annual Report / September 30, 2020	81

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2020

the respective classes on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions, speculative purposes or anticipated fund positions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2020, if applicable.

Futures Contracts — To the extent consistent with its investment objective and strategies, the Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. To the extent consistent with its investment objective and strategies, a Fund may utilize futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns and may also utilize futures contracts to efficiently assist in managing the Funds’ duration and yield curve exposure. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is held. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of September 30, 2020, if applicable.

Options/Swaptions Written/Purchased — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option/swaption contracts to enhance its returns. When the Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of

82	SEI Institutional International Trust / Annual Report / September 30, 2020

the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option/swaption is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is a Fund may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is a Fund may pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2020, if applicable.

Swap Agreements — To the extent consistent with its investment objective and strategies, a Fund may invest in swap contracts as an efficient means to take and manage risk in the portfolio, including interest rate risk, credit risk and overall yield sensitivity. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit default swaps involve the periodic payment by a Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of index on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage a Fund’s exposure to interest rates. Payments received or made are recorded as realized gains or losses. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. In connection with swap agreements, securities/cash may be set aside as collateral by the Fund’s custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio; protect a Fund’s value from changes in interest rates; or expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as unrealized gains or losses in the Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Schedule of Investments or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

Counterparty risk may be mitigated by having a master netting arrangement between a Fund and

SEI Institutional International Trust / Annual Report / September 30, 2020	83

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2020

the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of September 30, 2020, if applicable.

Delayed Delivery Transactions — A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Loan Participations and Brady Bonds — To the extent consistent with its investment objective and strategies, a Fund may invest in U.S. dollar-denominated fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a foreign sovereign entity and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties. Participations typically result in a Fund having a contractual relationship only with the Lenders, not with the sovereign borrowers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Certain debt obligations, customarily referred to as “Brady Bonds”, are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Dividends and Distributions to Shareholders — The International Equity, Emerging Markets Equity and International Fixed Income Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. The Emerging Markets Debt Fund will distribute substantially all of its net investment income, if any, at least quarterly and all net realized gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Participation Notes (P-Notes) — To the extent consistent with its investment objective and strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it

84	SEI Institutional International Trust / Annual Report / September 30, 2020

directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/
moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

As of September 30, 2020, the International Fixed Income Fund is the seller (“providing protection”) on a total notional amount of approximately $1 million. The notional amounts of the swaps are not recorded in the financial statements; however the notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event were to occur. Those credit default swaps (“CDS”) for which the Funds are providing protection at balance sheet date are summarized as follows:

International Fixed Income Fund
Written Credit Derivative Contracts		Single Name CDS	CDS Index
Reference Asset	Corp US$	Sovereign US$	ABS US$	Corp US$	Total

Fair value of written credit derivatives	$ —	$ —	$ (294,546)	$ —	$ (294,546)

Maximum potential amount of future payments	—	—	882,000	—	882,000

SEI Institutional International Trust / Annual Report / September 30, 2020	85

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2020

International Fixed Income Fund
Recourse provisions with the third parties any amounts paid under the credit derivative (including any purchased credit protection)	$ —	$ —	$ —	$ —	$ —
Collateral held by the Fund or other third parties which the Fund can obtain upon occurrence of triggering event	—	—	—	—	—

Maximum Potential Amount of Future Payments by Contract Term
	0-6 Months	6-12 Months	1-5 Years	5-10 Years	>10 Years	Total
Current credit spread* on underlying (in basis points)(1)

0-100	$ —	$ —	$—	$ —	$—	$—

101-200	—	—	—	—	—	—

201-300	—	—	—	—	—	—

301-400	—	—	—	—	—	—

>401	—	—	—	—	882,000	882,000

Total	$ —	$ —	$—	$ —	$882,000	$882,000

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

(1)

Potential recoveries would include purchased credit derivatives to the extent they offset written credit derivatives which have an identical underlying, or a netting arrangement or credit support annex with the counterparty. There may be other potential recoveries from recourse provisions where agreements cover multiple derivative arrangements but those amounts have not been included.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE CONTRACTS

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the year. For Funds that held derivatives throughout the year with only one type of risk exposure, additional information can be found on the Schedules of Investments and the Statements of Operations. The fair value of derivative instruments as of period end was as follows ($ Thousand):

	Asset Derivatives		Liability Derivatives
	Year Ended September 30, 2020		Year Ended September 30, 2020
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
International Fixed Income Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swaps contracts	$125†	Net Assets — Unrealized depreciation on swaps contracts	$214†
	Net Assets — Unrealized appreciation on futures contracts	524*	Net Assets — Unrealized depreciation on futures contracts	151*
Credit contracts	Net Assets — Unrealized appreciation on swaps contracts	—†	Net Assets — Unrealized depreciation on swap contracts	189†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	6,431	Unrealized loss on forward foreign currency contracts	3,203
Total derivatives not accounted for as hedging instruments		$7,080		$3,757

86	SEI Institutional International Trust / Annual Report / September 30, 2020

	Asset Derivatives		Liability Derivatives
	Year ended September 30, 2020		Year ended September 30, 2020
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Emerging Markets Debt Fund
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	$278*	Net Assets — Unrealized depreciation on futures contracts	$679*
	Net Assets — Unrealized appreciation on swaps contracts	5,390†	Net Assets — Unrealized depreciation on swaps contracts	2,350†
Credit Contracts	Net Assets — Unrealized appreciation on swaps contracts	—†	Net Assets — Unrealized depreciation on swap contracts	72†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	5,765	Unrealized loss on forward foreign currency contracts	12,132
	Net Assets — Unrealized appreciation on swaps contracts	232†	Net Assets — Unrealized depreciation on swap contracts	—†
Total derivatives not accounted for as hedging instruments		$11,665		$15,233

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities for OTC swap contracts that have paid premiums. For centrally cleared swap contracts current days variation margin is reported within the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2020.

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments		Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund

Interest rate contracts		$(2,237)	$—	$—	$(2,237)

Foreign exchange contracts		(1,715)	(14,131)	—	(15,846)

Credit contracts		—	—	(333)	(333)
Total		$(3,952)	$(14,131)	$(333)	$(18,416)

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund

Interest rate contracts	$—	$1,550	$—	$469	$2,019

Foreign exchange contracts	(279)	—	(9,493)	—	(9,772)
Total	$(279)	$1,550	$(9,493)	$469	$(7,753)
Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):
Derivatives Not Accounted for as Hedging Instruments		Futures	Forward Currency Contracts	Swaps	Total
International Fixed Income Fund

Interest rate contracts		$(136)	$—	$59	$(77)

Foreign exchange contracts		—	(2,541)	—	(2,541)

Credit contracts		—	—	(228)	(228)
Total		$(136)	$(2,541)	$(169)	$(2,846)

SEI Institutional International Trust / Annual Report / September 30, 2020	87

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2020

Derivatives Not Accounted for as Hedging Instruments	Options	Futures	Forward Currency Contracts	Swaps	Total
Emerging Markets Debt Fund

Interest rate contracts	$—	$222	$—	$293	$515

Credit contracts	—	—	—	1,154	1,154

Foreign exchange contracts	153	—	(2,620)	703	(1,764)
Total	$153	$222	$(2,620)	$2,150	$(95)

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the US, counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

The following is a summary of the market value and variation margin of exchange-traded or centrally cleared financial derivative instruments of the Funds as of September 30, 2020 ($ Thousands):

	Financial Derivatives Assets			Financial Derivatives Liabilities
	Variation Margin Asset			Variation Margin Liability
Fund	Futures	Swap Agreements	Total	Futures	Swap Agreements	Total
International Equity Fund	$23	$—	$23	$812	$—	$812

Emerging Markets Equity Fund	501	—	501	—	—	—

International Fixed Income Fund	160	6	166	136	14	150

Emerging Markets Debt Fund	133	149	282	110	96	206

Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2020 amounted to $7,756 ($ Thousands) for the International Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2020 amounted to

$3,370 ($ Thousands) for the Emerging Markets Equity Fund. Cash pledged as collateral for exchange-traded and centrally cleared derivative instruments as of September 30, 2020 amounted to $577 ($ Thousands) for the International Fixed Income Fund. Cash pledged as collateral for exchange-traded and centrally cleared

88	SEI Institutional International Trust / Annual Report / September 30, 2020

derivative instruments as of September 30, 2020 amounted to $7,325 ($ Thousands) for the Emerging Markets Debt Fund.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2020 ($ Thousands):

	Financial Derivative Assets			Financial Derivative Liabilities

International Fixed Income Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Bank of America	$177	$—	$177	$8	$—	$8	$169	$—	$169
Barclays PLC	2,201	—	2,201	169	—	169	2,032	—	2,032
BNP Paribas	1,005	—	1,005	195	—	195	810	—	810
Brown Brothers Harriman	228	—	228	641	—	641	(413)	—	(413)
Citi	18	—	18	289	—	289	(271)	—	(271)
Citigroup	540	—	540	704	—	704	(164)	—	(164)
Commonwealth Bank Of Australia	39	—	39	12	—	12	27	—	27
Credit Suisse First Boston	50	—	50	73	—	73	(23)	—	(23)
Deutsche Bank	—	97	97	—	—	—	97	—	97
Goldman Sachs	108	—	108	95	189	284	(176)	—	(176)
HSBC	67	—	67	72	—	72	(5)	—	(5)
JPMorgan Chase Bank	1,436	—	1,436	627	—	627	809	—	809
Morgan Stanley	480	—	480	205	—	205	275	—	275
RBC	8	—	8	32	—	32	(24)	—	(24)
Standard Chartered	24	—	24	27	—	27	(3)	—	(3)
State Street	27	—	27	48	—	48	(21)	—	(21)
UBS	23	—	23	6	—	6	17	—	17

	Financial Derivative Assets			Financial Derivative Liabilities

Emerging Markets Debt Fund	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged*	Net Exposures^
Barclays PLC	$160	$—	$160	$3	$—	$3	$157	$—	$157
Brown Brothers Harriman	2	—	2	—	—	—	2	—	2
Citigroup	922	161	1,083	6,061	—	6,061	(4,978)	2,200	(2,778)
Goldman Sachs	1,322	2,716	4,038	1,461	81	1,542	2,496	—	2,496
JPMorgan Chase Bank	1,756	960	2,716	1,423	14	1,437	1,279	—	1,279
Merrill Lynch	—	—	—	29	—	29	(29)	—	(29)
Morgan Stanley	123	—	123	409	—	409	(286)	260	(26)
Standard Bank	146	—	146	424	—	424	(278)	—	(278)
Standard Chartered	719	—	719	946	—	946	(227)	—	(227)
State Street	615	—	615	1,376	—	1,376	(761)	—	(761)

^

Net Exposures represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

*	Excess collateral pledged is not shown for financial reporting purposes.

SEI Institutional International Trust / Annual Report / September 30, 2020	89

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2020

No securities have been pledged or have been received as collateral for OTC financial derivative instruments as governed by ISDA Master Agreements as of September 30, 2020.

The following table discloses the volume of the Funds’ futures contracts, forward foreign currency contracts and swap activity during the six months ended September 30, 2020 ($ Thousands):

	International Equity Fund	Emerging Markets Equity Fund	International Fixed Income Fund	Emerging Markets Debt Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$46,978	$25,152	$–	$–
Average Notional Balance Short	–	–	–	–
Ending Notional Balance Long	80,240	28,761	–	–
Ending Notional Balance Short	–	–	–	–
Interest Contracts
Average Notional Balance Long	–	–	89,924	53,978
Average Notional Balance Short	–	–	45,420	24,742
Ending Notional Balance Long	–	–	93,686	55,167
Ending Notional Balance Short	–	–	59,666	24,776
Currency Contracts
Average Notional Balance Short	–	–	34,315	–
Ending Notional Balance Short	–	–	35,533	–
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	996,402	738,971
Average Notional Balance Short	–	–	996,648	742,672
Ending Notional Balance Long	–	–	1,078,203	711,255
Ending Notional Balance Short	–	–	1,074,046	717,673
Swaps:
Credit Contracts
Average Notional Balance Long	–	–	54	8,266
Average Notional Balance Short	–	–	4,300	947
Ending Notional Balance Long	–	–	–	21,298
Ending Notional Balance Short	–	–	882	–
Interest Contracts
Average Notional Balance	–	–	9,912	251,421
Ending Notional Balance	–	–	56,970	63,245,632
Foreign Exchange Contracts
Average Notional Balance Long	–	–	–	5,421
Ending Notional Balance Long	–	–	–	5,421
Options:
Currency
Average Notional Balance Long†	–	–	–	209

† Represents cost.

5. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUB-ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Global Funds Services (the

“Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”) is the distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F (formerly Class A) and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The International Equity Fund has also adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

90	SEI Institutional International Trust / Annual Report / September 30, 2020

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F (formerly Class A) and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustees fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The waivers are voluntary and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time.

The following is a summary of annual fees payable to the Adviser and Distributor and the contractual and voluntary expense limitations for each Fund:

	Advisory Fee	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
International Equity Fund
Class F	0.505%	0.25%	—	1.15%
Class I	0.505%	0.25%	0.25%	1.40%
Class Y	0.505%	—	—	0.90%
Emerging Markets Equity Fund*
Class F	1.05%	0.25%	—	N/A
Class Y	1.05%	—	—	N/A
International Fixed Income Fund
Class F	0.30%	0.25%	—	1.02%
Class Y	0.30%	—	—	0.77%
Emerging Markets Debt Fund
Class F	0.85%	0.25%	—	1.36%
Class Y	0.85%	—	—	1.11%

*

Renewed as of January 31, 2020, SIMC has contractually agreed to waive its advisory fee as necessary to keep the advisory fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2021 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

N/A — Not applicable.

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Next $500 Million of Assets	Over $3 Billion of Assets
International Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Equity Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
International Fixed Income Fund	0.450%	0.370%	0.2900%	0.210%	0.130%
Emerging Markets Debt Fund	0.450%	0.370%	0.2900%	0.210%	0.130%

Investment Sub-Advisory Agreements — As of September 30, 2020, SIMC has entered into Investment Sub-Advisory Agreements with the following parties:

Investment Sub-Adviser

International Equity Fund

Acadian Asset Management LLC

Causeway Capital Management LLC

INTECH Investment Management LLC

JO Hambro Capital Management Limited

Lazard Asset Management LLC

NWQ Investment Management Company, LLC

WCM Investment Management LLC

Emerging Markets Equity Fund

JO Hambro Capital Management Limited

KBI Global Investors (North America) Ltd.

Lazard Asset Management LLC

Neuberger Berman Investment Advisers LLC

Qtron Investments LLC

RWC Asset Advisors (US) LLC

International Fixed Income Fund

AllianceBernstein L.P.

Colchester Global Investors Ltd.

Wellington Management Company, LLP

Emerging Markets Debt Fund

Colchester Global Investors Ltd.

Marathon Asset Management, L.P.

Neuberger Berman Investment Advisers LLC

Ninety One UK Ltd.

Stone Harbor Investment Partners LP

SEI Institutional International Trust / Annual Report / September 30, 2020	91

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2020

Under the investment sub-advisory agreements, each sub-adviser receives a fee, paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2020 were as follows ($ Thousands):

International Equity Fund	$188
Emerging Markets Equity Fund	129

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund’s expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Fund’s expense ratio, as a percentage of the Fund’s average daily net assets for the year ended September 30, 2020 can be found on the Statement of Operations and Financial Highlights, if applicable.

Investment in Affiliated Securities — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest cash collateral from the securities lending program in the SEI Liquidity Fund, L.P., also an affiliated fund.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“The Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in The Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. As of and during the year ended September 30, 2020, the Trust has not participated in the Program.

6. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than temporary cash investments,

during the year ended September 30, 2020, were as follows:

	International Equity Fund ($ Thousands)	Emerging Markets Equity Fund ($ Thousands)	International Fixed Income Fund ($ Thousands)	Emerging Markets Debt Fund ($ Thousands)
Purchases
U.S. Government	$—	$—	$3,926	$—
Other	3,928,513	1,480,852	299,741	1,379,561
Sales
U.S. Government	—	—	12,789	—
Other	4,139,726	1,659,099	316,561	1,492,243

7. FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their

92	SEI Institutional International Trust / Annual Report / September 30, 2020

investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, investments in swaps, investments in passive foreign investment companies, distribution reclassification, REIT income reclassification and foreign currency transactions. The permanent difference that is credited or charged to Paid in Capital and Distributable Earnings as of September 30, 2020 is primarily related to net operating losses and distribution in excess of net investment income.

	Paid-in Capital ($ Thousands)	Distributable Earning (Accumulated Losses)
International Fixed Income Fund	$(9,985)	$ 9,985

These reclassifications have no impact on net assets of the net asset value per share.

The tax character of dividends and distributions declared during the last two years were as follows:

		Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Total ($ Thousands)

International Equity Fund	2020	$75,520	$—	$75,520
	2019	59,119	—	59,119
Emerging Markets Equity Fund	2020	20,681	—	20,681
	2019	10,587	—	10,587
International Fixed Income Fund	2020	16,125	746	16,871
	2019	18,958	2,360	21,318
Emerging Markets Debt Fund	2020	12,511	—	12,511
	2019	26,300	—	26,300

As of September 30, 2020, the components of Distributable Earnings (Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)

International Equity Fund	$43,972	$—	$(29,194)	$—	$—	$206,384	$1	$221,163
Emerging Markets Equity Fund	10,009	—	(83,070)	(44,681)	—	314,897	(3)	197,152
International Fixed Income Fund	—	—	(418)	(388)	(7,367)	26,026	(13,359)	4,494
Emerging Markets Debt Fund	—	—	(23,012)	(6,212)	(16,663)	(60,729)	(19,373)	(125,989)

Post-October losses represent losses realized on investment transactions from November 1, 2019 through September 30, 2020 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

For the year ended September 30, 2020, the International Equity Fund and Emerging Markets Debt Fund utilized capital loss carryforwards to offset capital gains of $52,104 and $2,327 ($ Thousands), respectively.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

The Funds have capital losses carried forward as follows:

	Short-Term ($ Thousands)	Long-Term ($ Thousands)	Total Capital Loss Carryforwards ($ Thousands)
International Equity Fund	$(29,194)	$—	$(29,194)
Emerging Markets Equity Fund	(73,672)	(9,398)	(83,070)
International Fixed Income Fund	(2)	(416)	(418)
Emerging Markets Debt Fund	—	(23,012)	(23,012)

For Federal income tax purposes, the cost of securities owned at September 30, 2020, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to investments in derivatives, passive

SEI Institutional International Trust / Annual Report / September 30, 2020	93

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2020

foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2020, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
International Equity Fund	$3,710,284	$550,494	$(344,110)	$206,384
Emerging Markets Equity Fund	1,349,530	438,306	(123,409)	314,897
International Fixed Income Fund	472,923	31,342	(5,316)	26,026
Emerging Markets Debt Fund	1,493,887	53,066	(113,795)	(60,729)

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its Investment Strategy, a Fund may have one of more of the following principal risks:

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Funds acquire.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Funds’ investments in securities denominated in, and/or receiving revenues in,

foreign currencies, the Funds will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Funds would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Funds invest. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The prices of the Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest

94	SEI Institutional International Trust / Annual Report / September 30, 2020

rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Funds’ value may fluctuate and/or the Funds may experience increased redemptions from shareholders, which may impact the Funds’ liquidity or force the Funds to sell securities into a declining or illiquid market.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Funds’ actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Funds’ expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Funds.

Please refer to each Fund’s current prospectus for additional disclosure regarding the risks associated with investing in the Funds. The foregoing is not intended to be a complete discussion of the risks associated with the investment strategies of the Funds.

9. SECURITIES LENDING

A Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that a Fund may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan which could give rise to loss because of adverse market actions expenses and/or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund, L.P. (“Liquidity Fund”) and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund and losses on such investment. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2020 ($ Thousands):

		Securities Loaned at Value		Cash Collateral Received(1)	Net Amount
International Equity Fund	$	90,323	$	90,323	$—
Emerging Markets Equity Fund		18,725		18,725	—
Emerging Markets Debt Fund		14,743		14,743	—

(1)

Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

SEI Institutional International Trust / Annual Report / September 30, 2020	95

NOTES TO FINANCIAL STATEMENTS (Concluded)

September 30, 2020

10. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of

September 30, 2020, SPTC held of record the following:

Fund	Class F	Class I	Class Y
International Equity Fund	96.88%	37.87%	45.38%
Emerging Markets Equity Fund	95.40%	—%	65.99%
International Fixed Income Fund	96.68%	—%	99.45%
Emerging Markets Debt Fund	97.87%	—%	52.36%

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

12. REGULATORY MATTERS

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR very likely will cease to be published after that time. Various financial industry groups have begun planning for that transition, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund’s performance or NAV.

13. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of September 30, 2020.

96	SEI Institutional International Trust / Annual Report / September 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Institutional International Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Institutional International Trust, comprised of the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund (collectively, the Funds), including the schedules of investments, as of September 30 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2020, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 27, 2020

SEI Institutional International Trust / Annual Report / September 30, 2020	97

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2020.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	92	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee*	since 1988	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	92	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	92	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

98	SEI Institutional International Trust / Annual Report / September 30, 2020

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	92	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	92	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	92	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	92	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006-2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997.Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	92	Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 yrs. old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	92	Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 62 yrs. old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	92	Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

SEI Institutional International Trust / Annual Report / September 30, 2020	99

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 74 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

100	SEI Institutional International Trust / Annual Report / September 30, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

September 30, 2020

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period April 1, 2020 to September 30, 2020.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period *
International Equity Fund
Actual Fund Return
Class F	$1,000.00	$1,265.70	1.12%	$6.34
Class I	1,000.00	1,264.00	1.37	7.75
Class Y	1,000.00	1,267.20	0.87	4.93
Hypothetical 5% Return
Class F	$1,000.00	$1,019.40	1.12%	$5.65
Class I	1,000.00	1,018.15	1.37	6.91
Class Y	1,000.00	1,020.65	0.87	4.39
Emerging Markets Equity Fund
Actual Fund Return
Class F	$1,000.00	$1,310.90	1.72%	$9.94
Class Y	1,000.00	1,312.00	1.47	8.50
Hypothetical 5% Return
Class F	$1,000.00	$1,016.40	1.72%	$8.67
Class Y	1,000.00	1,017.65	1.47	7.41

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period *
International Fixed Income Fund
Actual Fund Return
Class F	$1,000.00	$1,027.50	1.02%	$5.17
Class Y	1,000.00	1,028.50	0.77	3.90
Hypothetical 5% Return
Class F	$1,000.00	$1,019.90	1.02%	$5.15
Class Y	1,000.00	1,021.15	0.77	3.89
Emerging Markets Debt Fund
Actual Fund Return
Class F	$1,000.00	$1,145.40	1.36%	$7.29
Class Y	1,000.00	1,146.50	1.11	5.96
Hypothetical 5% Return
Class F	$1,000.00	$1,018.20	1.36%	$6.86
Class Y	1,000.00	1,019.45	1.11	5.60

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

SEI Institutional International Trust / Annual Report / September 30, 2020	101

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

September 30, 2020

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 24, 2020, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

102	SEI Institutional International Trust / Annual Report / September 30, 2020

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

SEI Institutional International Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

SEI Institutional International Trust / Annual Report / September 30, 2020	103

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 2-4, 2019, June 22-24, 2020 and September 14-16, 2020. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap, as well as SIMC’s contractual waiver of its management fee with respect to the Emerging Markets Equity Fund to prevent the management fee from exceeding a specified cap, and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following

104	SEI Institutional International Trust / Annual Report / September 30, 2020

evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional International Trust / Annual Report / September 30, 2020	105

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a September 30, 2020, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2020, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2020, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
International Equity Fund	0.00%	0.00%	100.00%	100.00%	0.04%	100.00%	0.00%	0.05%	0.00%
Emerging Markets Equity Fund	0.00%	0.00%	100.00%	100.00%	0.05%	100.00%	0.00%	0.15%	0.00%
International Fixed Income Fund	0.00%	10.85%	89.15%	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%
Emerging Markets Debt Fund	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2020, the amount of foreign source income and foreign tax credit are as follows:

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Emerging Markets Equity	$13,402,348	$4,389,845
International Equity	52,215,806	8,187,257

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)

“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

106	SEI Institutional International Trust / Annual Report / September 30, 2020

SEI INSTITUTIONAL INTERNATIONAL TRUST / ANNUAL REPORT / SEPTEMBER 30, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President and Secretary

David F. McCann

Vice President and Assistant Secretary

Aaron Buser

Vice President and Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer and Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive, P.O. Box 1100, Oaks, PA 19456

SEI-F-018 (9/20)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has three financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr.    Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2020 and 2019 as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$208,580	$0	N/A	$206,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$534,502	$0	$0	$289,100	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2020	Fiscal 2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2020 and 2019 were $534,502 and $289,100, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

The Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period for the International Equity Fund, Emerging Markets Equity Fund, International Fixed Income Fund, and Emerging Markets Debt Fund are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional International Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2020

By:	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: December 8, 2020